TABLE
OF CONTENTS

Reports on the
Funds................          1
Funds'
Financial
Statements...........         F1

Portfolio  holdings and views of
the Funds' managers described in
this annual report are as of the
date  of   the  report,   unless
otherwise noted, and are subject
to change.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993


FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                                 12.66%
5 Years                                18.48%
Life of Fund                           18.51%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Mid-cap stocks made a comeback during the reporting period, which dramatically improved the fund's performance. The fund's solid 17.52% return beat the Russell Midcap Index, which gained 10.34% over the six-month period.

MARKET REVIEW
Interest-rate changes, earnings improvements and the broadening of the markets were the major factors driving stock prices. In late 1998, the Federal Reserve Board (the Fed) lowered interest rates and spurred a market rally. That rally continued in 1999, and the Dow crossed the 11,000 threshold. In April, concerns about interest rates shook the markets when the Consumer Price Index revealed an unexpected increase in inflation. In May, the Fed hinted that it may raise interest rates, and at its June 30 meeting, it increased the federal funds rate from 4.75% to 5%, leaving the discount rate unchanged. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating that it planned no further rate hikes in the near future. That announcement sparked a "relief rally" in the markets.

Earnings improved across a wide spectrum of companies, prompting a change in market sentiment. In late 1998 and early 1999, investors worried about a number of foreign economic problems. This uncertainty led to a "flight to quality," where investors favored large-company stocks because of their relative safety and liquidity. When overseas crises calmed and earnings improved in many different sectors, investors started looking beyond large companies toward a much broader array of stocks. In the second quarter of 1999, value stocks--those considered undervalued relative to the stock market as a whole--began returning to favor, as did small- and mid-cap stocks.

As we mentioned in our last report, AIM took over management of the fund last year from GT Global. During the reporting period, we completely changed the fund's portfolio to reflect our investment strategy.

We're applying AIM's discipline of growth at a reasonable price, or GARP. We try to find undiscovered gems, stocks of mid-sized companies that have been overlooked in the marketplace. This may happen when a company restructures, hits a speed bump in execution plans, launches new products or undergoes a management change. It's our job to determine whether the company has the potential for growth and whether the market has underestimated this growth. We believe this strategy offers an opportunity for higher returns.

Another reason for the fund's turnaround was its diversification into technology and energy stocks, segments that performed well during the reporting period. Our largest holding, Lucent Technologies, has seen its profits rise on the success of its telecommunications networking equipment. In the quarter ending June 30, 1999, Lucent posted a 60% increase in income, which beat analysts' expectations.

The brokerage house Charles Schwab, which has a sizable Internet presence, was another of our top holdings. Shortly after the close of the reporting period, Schwab reported record quarterly results, with revenue up 54% and income up 98%. The rising value of Schwab stock made an important contribution to the fund's solid performance during the period covered by this report.

Fund performance also benefited from our increased positions in energy stocks, particularly oil and gas drilling, equipment, exploration and production.

OUTLOOK
We believe market conditions are favorable for mid-cap stocks. In the second quarter of 1999, markets broadened considerably, and the rally continued after the reporting period closed. Many mid-sized companies are enjoying greater earnings growth than their larger counterparts, and their stocks remain favorably priced.

PERFORMANCE SUMMARY

                 [GRAPH]

               GT Global
                Variable      Russell
              America Fund  Midcap Index
      Feb 10, 93  10000       10000
      Dec-93      11467       11513
      Dec-94      13632       11196
      Dec-95      17090       15061
      Dec-96      20260       18209
      Dec-97      23276       22219
      Dec-98      25159       24930
      Jun-99      29566       27511

The chart above shows the performance of the fund since inception compared to the Russell Midcap Index for the same period. It assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.


MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The Russell Midcap Index is composed of the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: July 5, 1994


FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                                  0.46%
Life of Fund                           -2.90%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Fund performance has shown a marked improvement during the last six months. 1998's pervasive market volatility has calmed considerably, allowing many overseas markets to recover at least partially from the declines they experienced last year. Global markets began rebounding late in 1998, largely due to a global credit easing initiated by domestic rate cuts by the Federal Reserve Board (the Fed). For the six months ended June 30, 1999, the fund's total return was 30.79%, compared to the MSCI Emerging Markets Free Index's return of 39.87% and the 37.24% return of the IFC Investable Composite.

MARKET REVIEW
According to the International Monetary Fund (the IMF), the worst may be over in the global financial crisis. Asian markets have rallied, buoyed by continued good economic news and signs that interest in buying Asian stocks could be spreading from blue-chips to lesser-known stocks. However, Russia, which continues to struggle with its financial difficulties, is currently working with the IMF to finalize its next loan package.

Latin American markets were on their way up as investors began to regain confidence in the region. In January, Latin American markets fell into a panic when Brazil's central-bank governor resigned and the Brazilian currency, the real, was devalued and allowed to float on the open market. However, sentiment turned for the better with the arrival of a new central-bank governor and a clearer monetary policy.

The fund was heavily invested in Brazil and Mexico, two developing markets experiencing explosive growth in the first half of the year. Developing countries have great room for growth in phone services, and the telecommunications industry is becoming privatized worldwide, which should encourage greater operating efficiency.

OUTLOOK
A growing number of analysts believe that the emerging markets' deep financial crisis has bottomed out. The IMF has said that the global economy should stabilize this year and enjoy a solid recovery in 2000. Even so, emerging markets are likely to remain choppy, although not to the extent they were in 1998. The IMF is also discussing ways to relieve the crushing debt burdens carried by the world's poorest countries. Politics could also play a role in the economic recovery of emerging markets, with economic reforms being a key issue in many countries.

Investors will probably remain cautious about emerging markets because many countries are still experiencing financial challenges, and corporate earnings are expected to remain low. However, valuations in these markets are still quite attractive, and we look for continued positive returns from both emerging-markets stocks and bonds for the rest of 1999.

PERFORMANCE SUMMARY

                 [GRAPH]

                GT Global     IFCI          MSCI
                 Variable   Investable    Emerging
                 Emerging   Composite     Markets
               Markets Fund   Index     Free Index
      Jul 5, 94   10000       10000        10000
      Dec-94      10012       10308        10273
      Jun-95       9398        9561         9936
      Dec-95       9257        9440         9739
      Jun-96      11614       10590        10777
      Dec-96      12133       10324        10326
      Jun-97      13899       11987        12159
      Dec-97      10464        8803         9129
      Jun-98       8596        7421         7408
      Dec-98       6603        6868         6817
      Jun-99       8636        9424         9594

The chart above shows the performance of the fund since inception, compared to two indexes. Data for the two indexes is for the period 6/30/94 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors. The IFC Investable Composite Index is a market-value-weighted average of the performance of the securities listed on the exchanges of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Had fees not been waived, performance would have been lower.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                              -14.78%
5 Years                              12.91%
Life of Fund                         13.75%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
European markets struggled for much of the period covered by this report. For the six months ended June 30, 1999, the fund's total return was -6.05%. In comparison, the MSCI Europe Index returned -2.41% for the same period.

MARKET REVIEW
The introduction of the euro as a new common currency for 11 European countries was successful. The currency started out strong against the U.S. dollar, but weakened when it became clear that the U.S. economy was growing much faster than the European economy. Fears of slowing economic growth prompted the European Central Bank to cut its main refinancing rate from 3% to 2.5% in early April. The 50-basis-point interest-rate cut was an attempt to stimulate economic growth and boost industry confidence in Europe.

The period covered by this report saw a reversal of a years-long trend in international markets: Asia, Japan and Latin America outperformed Europe. With the U.S. economy showing robust growth in the first quarter of 1999, the outlook for European exports has become more promising as well.

Merger-and-acquisition activity continues to be a dominant trend in Europe. Most recently, a number of hostile takeover bids have gained public attention. An excellent example is Olivetti's bid for Telecom Italia, a former state-owned utility and the sixth-largest telephone company in the world. The introduction of the euro triggered a massive wave of mergers and acquisitions as companies strive to improve their strategic position in the "new Europe."

Overall, we have had positive gains from several favored companies. Individual technology stocks like Nokia have performed well. Primarily because of strong demand for mobile handsets, Nokia's revenues and margin developments beat expectations. Several of our telecom stocks also performed well, including Vodaphone of the United Kingdom, which announced the purchase of the United States' AirTouch Inc.


OUTLOOK
We are quite optimistic about the growth potential of European markets. It's increasingly clear that companies across Europe are doing the kinds of things U.S. firms did in the 1980s to enhance returns. They're selling off unproductive businesses, cutting their work forces and buying back shares. Other positives include lower interest rates, the advent of the euro currency, more open borders and continuing deregulation and privatization.

Also, the progressive future for the European equity markets continues to improve as European households actively participate in equity markets through mutual funds and individual equity holdings.

PERFORMANCE SUMMARY

                 [GRAPH]

                               GT Global
                    MSCI        Variable
                Europe Index   Europe Fund
2/10/93             10000        10000
6/30/93             10845        10842
6/30/94             12611        12399
6/30/95             15040        13033
6/30/96             17319        16916
6/30/97             22596        20144
6/30/98             31060        26706
6/30/99             30188        22644

The chart above shows the performance of the fund since inception, compared to the MSCI Europe Index. Data for the index is for the period 1/31/93 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Had fees not been waived, performance would have been lower.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception Date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                             0.54%
5 Years                            5.91%
Life of Fund                       4.64%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Strong economic growth in the United States and concerns that the Federal Reserve Board (the Fed) might raise the federal funds rate resulted in a difficult market for government-issued debt securities. For the six months ended June 30, 1999, the fund produced a total return of -7.43%, just under the J.P. Morgan Global Government Bond Index, which lost 7.19%.

MARKET REVIEW
The Asian economic crisis, which spread into Latin America and Russia in the fall of 1998, left investors wary of all forms of investment risk. Investors found the relative safety of government bonds attractive, and this sector of the market had performed well. While the fund can invest in non-government-debt securities such as mortgage-backed securities and corporate debt, we believed that this trend of strong performance in the government-bond markets would continue in the near term. As we entered the reporting period, the fund's portfolio largely consisted of high-rated U.S. and European government-debt securities. Additionally, the fund had significantly reduced its interest-rate exposure and had started the process of reallocating its holdings to benefit from the strong U.S. dollar.

Europe has experienced an economic slowdown this year, and recent economic data indicate a broadening of this economic downturn in the coming months. In early April, the European Central Bank (the ECB) unexpectedly lowered its target rate, the repo and discount rates, for the 11 European Economic and Monetary Union countries by half a point to 2.50%, in conjunction with the Bank of England's lowering of its base rate by a quarter-point to 5.25%. Despite these cuts, the ECB has been hesitant to address the region's slowing growth. Economists are concerned about Europe's economic outlook because of widely varying growth rates among the euro-zone countries; Wim Duisenberg, the ECB president, left the short-term interest rate alone in July, but hinted that the ECB may adopt a tightening stance if inflationary pressures begin to mount.

In the United States, strong economic growth restored investor confidence and worked against our large position in U.S. Treasury securities. Investors became more willing to invest in corporate debt securities and lower-rated, high-yield debt securities. Yield replaced safety as the driving force in the bond market, and demand for government debt securities weakened.

At the close of the reporting period, the global debt market was extremely narrow. As U.S. growth continued to be strong and Europe continued to struggle, it became clear that our portfolio allocations and currency strategies required some modification. At the same time, it was important for us to remain true to our investment objectives of income and preservation of capital.

Ultimately, we decided to trim our holdings in U.S. Treasury and foreign-government debt securities in favor of some relatively safe, high-rated corporate debt securities. In addition, as the dollar continued its upward trend against the euro, we realigned our currency strategy in an effort to reduce currency risk and maximize shareholder income.

OUTLOOK
The second quarter's biggest concern has been that strong U.S. growth would lead to inflation and a subsequent hike in interest rates. Despite the pervasiveness of these concerns over the last several months, inflation appears to be contained for the moment. This is further reinforced by the fact that the Fed announced its neutral stance, indicating that no more interest-rate hikes would be forthcoming for some time after its June 30 rise. Nevertheless, the Fed has in the past proven its ability to move quickly and decisively, and it is reasonable to believe that the Fed will not hesitate to adjust monetary policy if need dictates.

PERFORMANCE SUMMARY

                 [GRAPH]

                 GT Global      JP Morgan
                Government   Global Government
                Income Fund      Bond Index
      Feb 10 93   10000            10000
      Dec-93      10638            10792
      Dec-94       9971            10479
      Dec-95      11440            12296
      Dec-96      11695            12658
      Dec-97      12666            13924
      Dec-98      13391            15351
      Jun-99      13358            15184

The chart above shows the performance of the fund since inception, compared to the J.P. Morgan Global Government Bond Index. The index return is for the period 1/31/93 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.



MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees.

Had fees not been waived, performance would have been lower.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993


FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                                0.40%
5 Year                               12.91%
Life of Fund                         12.07%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
For the period ended June 30, 1999, the fund's total return was -3.13%. Comparatively, the J.P. Morgan Global Government Bond Index, the fund's benchmark, lost 7.19% over the six-month period. These indexes help explain performance; global equity markets did well over the past six months, but bond markets underperformed during the same period.

MARKET REVIEW
In late 1998, the Federal Reserve Board lowered interest rates and spurred a U.S. market rally, which continued through the first quarter of 1999, with large-company stocks dominating. The Dow broke 11,000 on May 3, and its performance reflected the strength of major American corporations. Meanwhile, the U.S. economy remains the strongest in the world, with low inflation, high employment and low interest rates.

The European economy is slowing, particularly in Germany, and we're seeing earnings disappointments from some companies. In January, 11 European countries introduced the euro as their new common currency. While the euro started strong against the dollar, it weakened as it became clear that the United States was growing much faster than Europe.

Conditions are improving in emerging markets. Asia and Latin America suffered major problems last year, including currency devaluation and recession.

Our fixed-income component detracted from the fund's performance for the last six months as global interest rates rose over the period. The average maturity of our bond holdings was somewhat long, and these investments are more susceptible to rising interest rates. Our high-quality bond orientation was also a disadvantage, since credit spreads tightened during the period. The fixed-income weight of the portfolio was about 26% during the last six months, a period of strong equity market performance.

Banking stocks have been strong performers due to low inflation and the benefits of technology and new services. We expect these trends to continue. While we sold some of our holdings to take profits, we retained the best banking stocks in our portfolio, such as UBS AG, a leading Swiss bank.

OUTLOOK
While domestic economic growth continues to be extraordinarily good with no sign of slowing, we expect a period of increased volatility and uncertainty in global markets. Rising stock valuations combined with fickle interest rates could exacerbate market volatility.

Positive growth and inflationary trends are making Europe an increasingly attractive realm for asset allocation. With the formation of the European Economic Monetary Union (the EMU) and the introduction of the euro, investors will have to adjust their approach to Europe. Now that interest-rate trends will be correlated among member companies, the investment landscape has changed substantially.

PERFORMANCE SUMMARY

                 [GRAPH]

               GT Variable                    JP Morgan
                 Growth &        MSCI     Global Government
               Income Fund    World Index     Bond Index
      Feb 10, 93  10000          10000          10000
      Jun-93      10437          11506          10630
      Dec-93      11775          12270          11091
      Jun-94      11278          12745          11052
      Dec-94      11439          12954          11233
      Jun-95      12059          12175          12981
      Dec-95      13211          15716          13403
      Jun-96      13694          16868          13247
      Dec-96      15368          17915          13992
      Jun-97      16674          20715          13840
      Dec-97      17825          20823          14188
      Jun-98      20570          24332          14652
      Dec-98      21361          24939          16361
      Jun-99      20692          27458          15184

The chart above shows the performance of the fund since inception, compared to the various indexes for the same period. The indexes' returns are for the period 1/31/93 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: January 31, 1995

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                             3.58%
Life of Fund                      12.16%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE

Fund performance has improved considerably since the last report. For the six-month reporting period ended June 30, 1999, the fund's return was 7.61%. The fund's benchmark, the MSCI World Index (which represents the performance of the world's stock markets and does not reflect the fund's concentration in the infrastructure sector), returned 8.51% during this period. Compared to the MSCI World Index, the fund has very little exposure to Japan, Asia and Latin America, which have all performed well over the past several months.

MARKET REVIEW
Global markets began rebounding during late 1998, when the U.S. Federal Reserve Board cut domestic interest rates. The move buoyed stocks and halted a global market decline brought on by economic problems in developing markets.

The United States continued to enjoy economic growth, stable prices, strong consumer spending, high employment and stable interest rates. The U.S. economy grew 4.51% during the first quarter of 1999, with inflation below 1% and unemployment at a 29-year low.

Meanwhile, European economies are slowing, particularly Germany. In January, 11 European countries introduced the euro as their new common currency. While the euro started strong against the dollar, it weakened as it became clear that the United States was growing much faster than Europe. Economists are concerned about Europe's outlook because of widely varying growth rates among the euro-zone countries.

Conditions are definitely improving in emerging markets. Asia and Latin America suffered major problems last year, including currency devaluation and recession. Signs of recovery appeared in early 1999, and many investors expect Japan and the rest of Asia to emerge from recession this year. Latin American currencies are stabilizing and reducing the investment risk in that region.

The fund also had a heavy exposure to utility stocks, which have performed poorly in recent months. Considered relatively safe and stable, utilities are defensive stocks, meaning that investors favor them during market declines. When the market rallies, these stocks tend to underperform. We have trimmed our utilities weighting somewhat since the beginning of the reporting period.

Our telecommunications, construction, manufacturing and oil stocks performed well over the past six months. In April, cyclical stocks posted one of their best one-month gains ever. These economically sensitive stocks include housing, airlines, railroads and cement companies.

We haven't made any major changes in the past six months, maintaining our focus on developed countries. Our conservative investment strategy leads us to areas in which capital spending is strongest.

OUTLOOK
We expect cyclical stocks to continue to show significant strength in the short term.

PERFORMANCE SUMMARY

                 [GRAPH]

           GT Global Variable
             Infrastructure        MSCI
                  Fund         World Index
      Jan 31, 95  10000           10000
      Jun-95      11025           11107
      Dec-95      11058           12314
      Jun-96      13033           13217
      Dec-96      13809           14038
      Jun-97      14926           16231
      Dec-97      14500           16316
      Jun-98      16018           19066
      Dec-98      15418           20361
      Jun-99      16591           21728

The chart above shows the performance of the fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees. Had fees not been waived, performance would have been lower. Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: July 5, 1994


FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                             -5.90%
Life of Fund                        2.38%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
In the past six months, international markets saw the reversal of a years-long trend--Asia, Japan and Latin America outperformed Europe. This shift affected the performance of the GT Global Variable International Fund somewhat, because almost half of the fund's portfolio was invested in Europe, but it still produced solid returns. The fund reported a total return of 4.72% for the six months ending June 30, 1999, outperforming the EAFE-Registered Trademark- Index, which produced a 3.97% return.

MARKET REVIEW
Japan, Asia and Latin America suffered major problems last year, including currency devaluation and recession. Signs of recovery appeared in early 1999, and many investors expect Japan and the rest of Asia to emerge from recession this year. Latin American economies have improved and investors are returning, stabilizing the markets there somewhat.

For the most part, Asia has made great strides-currencies are more stable, interest rates are declining and inflation is benign. Banking system reform is occurring but not yet complete. Asian companies are restructuring to focus on shareholder value and efficient allocation of resources. Companies in this high-growth, low-inflation economy continue to produce strong earnings, especially in the banking and consumer sectors. The strongest economies appear to be in Australia, Korea and Singapore. Malaysia, Indonesia and Taiwan remain mired in problems.

Latin American markets have turned around over the past few months. Brazil appointed a new central bank president who has raised interest rates to keep inflation in check. Markets calmed considerably as the country established a clearer monetary policy. Even with this positive news, we feel it is too early to expect a sustained recovery in Brazil. At least in the short-term, we'll continue to focus our investments in Mexico.

Corporate restructuring and privatization will continue to drive the European economy over the long term. Companies become more efficient when they move from government control to private ownership because they are forced to trim costs to become leaner and more competitive. While recent earnings have declined, European companies have long-term growth expectations superior to those in the United States. And European stocks are selling at a cheaper price compared to U.S. stocks.

OUTLOOK
Economists are concerned about Europe's economic outlook because of widely varying growth rates among the euro-zone countries; Wim Duisenberg, the ECB president, left the short-term interest rate alone in July, but hinted that the ECB may adopt a tightening stance if inflationary pressures begin to mount. Over the long run, we expect the earnings picture to improve as privatization, deregulation and restructuring take hold.

We look for continued improvement in Latin America and Asia, with the exception of Japan because we believe it's too early to say the economic crisis there has ended.

PERFORMANCE SUMMARY

                 [GRAPH]

                GT Global
                Variable
              International
                  Fund      EAFE Index
      Jul 9, 94   10000       10000
      Dec-94       9419        9921
      Jun-95       8913       10195
      Dec-95       9313       11067
      Jun-96       9843       11584
      Dec-96      10106       11771
      Jun-97      10925       13109
      Dec-97      10806       12013
      Jun-98      11949       13945
      Dec-98      10737       14179
      Jun-99      11244       14836

The chart above shows the performance of the fund since inception, compared to the EAFE Index. The index return is for the period 6/30/94 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The Morgan Stanley Capital International EAFE (Europe, Australasia, and the Far
East) Index is a market-value-weighted average of the performance of 1,106 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Had fees not been waived, performance would have been lower.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                               -1.78%
5 Years                              -0.83%
Life of Fund                          4.41%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Brazilian markets were the key influence on performance during the reporting period. Though they suffered a severe downturn in late January, they made an astounding recovery during the early spring. Against this backdrop, the fund produced excellent results for the six-month period ended June 30, 1999. Total return for the reporting period was 32.05%, handily thumping the MSCI Emerging Markets Free Latin America's 31.03% and the IFC Investable Latin America's 30.90%.

MARKET REVIEW
In the aftermath of the Asian and Russian financial crises, many people felt that investing in Latin America had become too risky. This perception caused a massive flight of capital from the region in 1998. For months, market watchers eyed Brazil with special interest, wondering whether fears about a currency crisis would ever become a reality. Then on January 19, 1999, a day now known as "Black Friday," Brazil's currency (the real) finally did plummet, and Brazil's markets took a nosedive along with it. Shortly after, a new Brazilian Central Bank president, Arminio Fraga, hiked interest rates to keep inflation in check and create goodwill with investors. Markets have calmed considerably, and investors have become more willing to invest in Brazilian equities and debt.

Meanwhile, Brazil and the International Monetary Fund reached agreement on a new loan package. They also outlined a recovery strategy with clear monetary and fiscal goals. In response, both the real and the markets made significant gains. Brazil's economy is stronger now than it was in late 1998. Inflation has dropped sharply, and interest rates are down. However, the economy is still fragile, and its future success will depend on leadership and discipline at the top.

Overall, for the first half of 1999, Latin American markets took an upward turn. Stability in Brazil helped Argentina especially, since the two countries are close trading partners. Argentina would be at risk of severe recession and competitive pressure if Brazil were to become more unstable.

Mexico is much more affected by what happens in the United States than in Brazil. Mexican markets have benefited from strong U.S. growth and a boost in oil prices. Mexico's inflation rate was lower than expected in the first quarter and interest rates were down.

Elsewhere in Latin America, there was a mixed bag of opportunity and risk. Chile's economy and currency remained weak, though we believe interest rates will continue to decline. In Colombia, Peru and Venezuela there were few attractive stocks to select, and the macroeconomic environments remained uncertain.

OUTLOOK
Investor confidence is returning, though capital is still scarce for emerging markets as a whole, and the risks are still high. As more investors participate, share prices have stabilized somewhat. There are still huge discounts for less liquid shares (stocks that are harder to sell because of limited investor interest). A true recovery will be difficult until investors bring more capital to Latin American markets, and that may not happen without clear signs that commodity prices have bottomed.

Nevertheless, the outlook for the rest of 1999 is more positive than it was just six months ago. Latin America still presents strong growth possibilities, of course accompanied by significant possible risks; historically, the region has experienced dramatic fluctuations in market performance from one year to the next. However, it may provide good opportunities for long-term investors who seek to diversify their portfolios through exposure to this dynamic region.

PERFORMANCE SUMMARY

                 [GRAPH]

               GT Global                      IFC
                Variable     MSCI EMF      Investable
                 Latin     Latin America     Latin
              America Fund     Index     America Index
      Feb 10, 93  10000         10000        10000
      Jun-93      10017         10296        11068
      Dec-93      14733         15520        16560
      Jun-94      13731         14980        15059
      Dec-94      16080         15621        15010
      Jun-95      10923         13654        12401
      Dec-95      10550         13616        12481
      Jun-96      12205         16005        14447
      Dec-96      12921         16639        14629
      Jun-97      15994         23425        20464
      Dec-97      14798         21901        18911
      Jun-98      11598         17565        15326
      Dec-98       9974         14303        12191
      Jun-99      13171         18741        15958

The chart above shows the performance of the fund since inception, compared to various indexes. The indexes' returns are for the period 1/31/93 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI Emerging Markets Free Latin America and the IFC Investable Latin America indexes are market-value-weighted averages of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Both indexes are measured in U.S. dollars, and both include the effect of reinvested dividends.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees. Had fees not been waived, performance would have been lower. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GT GLOBAL
MONEY MARKET FUND

PERFORMANCE
As of June 30, 1999, the fund's seven-day yield was 4.14%. During the six-month reporting period, the fund maintained a weighted average maturity (WAM) in the 11- to 39-day range. At the end of the reporting period, the WAM stood at 24 days. Because the fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates.

MARKET REVIEW
For much of the reporting period, investors and economists worried that the strong U.S. economy would touch off inflation. U.S. Treasury securities performed poorly because of heightened concerns that the Federal Reserve Board (the Fed) would raise interest rates to slow economic growth and combat inflation. The primary impetus for these concerns was the dramatic and unexpected rise of consumer prices in April--the 0.7% increase was the largest in more than eight years.

Uncertainty concerning the extent that the Fed might raise interest rates eroded Treasury prices in May and June, sending their yields higher. The yield of the benchmark 30-year U.S. Treasury bond soared from 5.09% at the beginning of the reporting period to 6.16% on June 24, its highest level since 1997.

Speculation surrounding the Fed's possible action did not end until June 30, when the central bank raised the federal funds rate from 4.75% to 5%. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating it planned no further rate hikes in the near future. That sparked a "relief rally" in the bond market, dropping the yield on the 30-year Treasury to 5.97% at the close of the reporting period.

The Dow Jones Industrial Average reached two milestones during the first six months of 1999, closing above 10,000 in March and beyond 11,000 in May. However, these record-setting performances masked a very narrow market during the first part of the reporting period. As time went on, though, we began to see a dramatic reversal of this trend. Markets that had been out of favor for the past couple of years--small- and mid-sized company stocks, cyclical and value stocks--were reporting positive earnings that coaxed investors back. As a result, the overall market in the United States broadened.

The Fed's 1998 rate cuts helped halt the downward spiral that started in Asia and gave emerging markets--and the global financial system--a big scare last summer. Asian markets have rallied during recent months, and investor confidence in Latin America is returning. Some economists also believe that Japan's financial woes may have bottomed out with markets there on the way back up.

Elsewhere, the debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. But economists are concerned about Europe's economic outlook because of widely varying growth rates among the euro-zone countries. And unlike other foreign markets, the performance of European markets during the past six months has been largely flat.

OUTLOOK
Most economists are betting on continued steady growth in the United States, as well as low inflation and high employment. We also believe that interest rates are likely to remain steady, and the Fed seems to agree, as indicated by its neutral bias. And if the global financial crisis is indeed over, foreign markets should see continued improvement of their performance in the months ahead.

An investment in the fund is neither insured nor guaranteed by the U.S. government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: January 31, 1995

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                             -3.81%
Life of Fund                        8.79%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
After several quarters of disappointing returns, the fund posted solid gains for the six-month reporting period ended June 30, 1999. Total return was 15.69%, almost doubling the MSCI World Index's 8.51% return. Fund performance was boosted by a recent surge in certain commodity prices, resulting from a combination of production cutbacks, unexpectedly strong growth in the United States and optimism about prospects for a recovery in Asian economies.

MARKET REVIEW
Increasing narrowness in financial markets through early 1999 continued the dominance of large-cap stocks. The Dow closed above 10,000 for the first time on March 29, 1999, and surpassed several other milestones in April.

In January, 11 European countries introduced the euro as their new common currency. While the euro started out strong against the U.S. dollar, it weakened as it became clear that the U.S. economy was growing much faster than the European economy. Signs of recovery from Asia and Latin America in early 1999 led many investors to expect that Japan and the rest of Asia will emerge from recession in the near future.

On March 23, OPEC announced a production cut of two million barrels of oil a day in hopes of staving off further declines in crude-oil prices. By late June, it appeared that OPEC members may be living up to their pledge; global oil supply decreased, and the price of crude oil climbed to more than $20 per barrel. The production cut, coinciding with a recovery in the steel and forest-products industries, gave market watchers reason to believe that the resources cycle had hit bottom and was on its way up. Less than nine months ago, oil prices had dipped to a 12-year low of below $11 a barrel. Since January, oil is up almost 50%.

In contrast to oil, we have seen a decline in many natural-resources prices, and the deflationary environment promises no end in the near term. With this in mind, we have been managing the fund defensively. We continue to invest largely in the United States and Europe to minimize risks of exposure to weaker markets. We have also maintained a significant weighting in non-commodity holdings. We also own natural-resources companies that do not have a direct commodity link, such as pipelines. These companies, which increase their earnings through business volume, are not as dependent on commodity prices.

OUTLOOK
With 1999 half over, fears of a recession in the United States have faded, and international markets have stabilized. Inflation may edge a little higher in the coming months mainly due to a jump in petroleum prices. However, the imbalance in supply and demand in the natural-resources sector, combined with slower economic growth worldwide, keeps us cautious about the rest of the year. Natural-resources stocks have taken a beating for some time, and while various reforms are under way, they certainly won't lead to a full recovery overnight.

PERFORMANCE SUMMARY

                 [GRAPH]

                     GT Global
                 Variable Natural     MSCI World
                  Resources Fund        Index
     1/31/95          10000             10000
      Jun-95          11067             11107
      Dec-95          12220             12314
      Jun-96          15407             13217
      Dec-96          18471             14038
      Jun-97          16560             16231
      Dec-97          18710             16316
      Jun-98          15076             18669
      Dec-98          12534             20361
      Jun-99          14501             21728

The chart above shows the performance of the fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees.

Had fees not been waived, performance would have been lower.

GT GLOBAL
VARIABLE NEW PACIFIC FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                               24.24%
5 Year                               -5.54%
Life of Fund                         -1.61%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
We're very pleased to say that the GT Global Variable New Pacific Fund's performance has shown a marked improvement since our last report to you. For the six months ended June 30, 1999, total return (without sales charges) was 16.97%.The fund's benchmark, the MSCI AC Pacific Free ex-Japan Index, returned 56.13% for the same period.

MARKET REVIEW
There is definitely a renewed optimism about Asian markets. Investors and analysts feel that the region finally has hit bottom and started to bounce back. Interest rates and inflation are down, economies are growing, and corporations are starting to restructure and project good earnings.

With the U.S. economy showing robust growth in the first quarter of 1999, the outlook for Asian exports has become more promising. Trade surpluses have accumulated and inflation has eased, so the interest-rate environment has remained benign. Throughout Asia, with the exception of Hong Kong, gross domestic product (GDP) numbers have been stronger than expected. We feel that Asia is in an early stage of recovery, and the recent strong performance of cyclical stocks is evidence of a new beginning.

Over the course of the reporting period, we made several changes to the portfolio. In Australia, stronger-than-expected economic growth sparked fears of inflation and higher interest rates. Moreover, because investors had seen the country as a safe haven during the Asian crisis, the market was "over-owned" and valuations had gotten rather high. Consequently, we lowered our Australia weighting, mainly by selling industrial stocks that had been a drag on performance earlier in the year.

We increased our exposure to the Australian resources sector, however, which has done very well.

In Hong Kong, our weighting has not changed very much, but we've moved away from defensive utilities stocks and made some more aggressive selections among Hong Kong's China-related stocks. The Chinese economy has become much more liquid, which we think will benefit such stocks.

We increased our exposure to Korea and Taiwan by purchasing cyclical stocks, particularly in the computer and electronics industries. For example, one of our best holdings was Korean company LG Information and Communication, a maker of switching systems, transmission equipment, cellular systems and other communications equipment. The stock, which had been undervalued for quite some time, finally caught up with the market. In local currency terms, its value increased over 175%.

OUTLOOK
We expect global demand for Asian exports to remain strong from both the United States and Europe. Nevertheless, the trade surpluses that have helped Asia's liquidity are likely to shrink a bit later in the year. Now that the region is beginning to recover, imports will probably increase. So as the liquidity that has spurred the latest market rally dries up somewhat, we may see a correction in the region while investors wait for earnings to pick up.

We think domestic demand will probably remain weak, so we are being very cautious about lower-quality companies. Of course, while high-quality companies are the best place to be, they are also commanding a higher premium.

PERFORMANCE SUMMARY

                 [GRAPH]

                  GT Global
                 Variable New    MSCI Pacific
                 Pacific Fund   ex-Japan Index
     2/10/93       10000            10000
      Jun-93       10892            11328
      Dec-93       13392            17475
      Jun-94       11990            14907
      Dec-94       11722            14983
      Jun-95       11655            16030
      Dec-95       11697            16925
      Jun-96       13875            18500
      Dec-96       15320            20402
      Jun-97       15091            20725
      Dec-97        9022            14081
      Jun-98        7259            11688
      Dec-98        7710            13146
      Jun-99        9018            19054

The chart above shows the performance of the fund since inception, compared to the MSCI All Country Pacific ex-Japan Index. Results for the index are for the period 1/31/93 to 6/30/99. The chart assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

On July 5, 1994, the Fund eliminated Japan from its primary investment area. Had fees not been waived, performance would have been lower. The MSCI AC (All-Country) Pacific Free ex-Japan Index is a group of unmanaged securities from all developed and emerging markets in the Pacific Rim, excluding Japan, tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

Indexes are unmanaged, not available for direct investment and do not include the effect of sales charges and professional management fees.

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                             -3.81%
5 Years                             8.85%
Life of Fund                        7.61%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
For the six months ended June 30, 1999, the fund returned -2.40%, compared to the -7.19% return of the J.P. Morgan Global Government Bond Index and the 7.23% return of the J.P. Morgan Emerging Markets Bond Index (Brady). The difference between the fund's performance and that of the Brady index is due to our underweighting in emerging markets, which snapped back to life late in the first half of 1999. The average maturity of our bond holdings was somewhat long, which has made these investments more susceptible to rising interest rates. Our high-quality bonds were a disadvantage, since credit spreads tightened during the period.

MARKET REVIEW
World markets rebounded in late 1998 largely due to a global credit easing initiated by interest-rate cuts made by the Federal Reserve Board (the Fed). The Fed's moves helped buoy financial markets and halt the downward spiral that started in Asia and gave emerging markets-and the global financial system-a big scare last summer.

The United States continues to see strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew 4.51% during the first quarter of 1999, with inflation below 1% and unemployment at a 29-year low.

In recent months, investors have been migrating back to emerging-markets and corporate bonds in search of higher yields. Steady U.S. growth and low interest rates have made Treasury securities unexciting, so some investors are looking elsewhere for higher yields. Emerging-markets debt securities enjoyed a strong rally from early March to the end of April. The relative calm in Brazil was largely responsible for driving the market higher when it appeared that the country would not be heading into a debt crisis, at least for the foreseeable future. Mexico has continued to perform well, partly because of its tight commercial and investment ties with the still-strong U.S. economy. Argentina has been helped by Brazil's steps toward recovery but still needs to deal with its own deepening recession. A commodities rebound fueled by oil-production cutbacks has also helped the economies of such oil republics as Venezuela and Ecuador.

The International Monetary Fund (the IMF) believes that the world financial crisis may be over, and it is discussing ways to relieve the crushing debt burdens being carried by some of the world's poorest countries. Asian markets have rallied, buoyed by continued good economic news and signs that interest in buying Asian stocks could be spreading. However, Russia, which continues to struggle with financial difficulties, is working with the IMF to finalize its next loan package.

The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, the euro has not gained much ground since its issuance and continues to trail the U.S. dollar. The European Central Bank cut the euro-zone discount interest rate on April 8, and inflation is low in the region, which has been a good environment for corporate bonds. But economists are concerned about Europe's economic outlook because of widely varying growth rates among the euro-zone countries.

OUTLOOK
The Fed's interest-rate hike, announced on the last day of the reporting period, was no great surprise. Since the beginning of 1999, rates on U.S. Treasury securities and financial instruments like mortgages have been rising based on fear of inflation. The markets anticipated the interest-rate move well before its announcement, so much of the rise was already priced into these products.

We believe the U.S. economy will remain robust but slow from its recent exceptional performance, which should benefit high-yield bonds. Emerging-markets bonds should benefit from a renewed sense of stability.

PERFORMANCE SUMMARY

                 [GRAPH]

                GT Global   JP Morgan
                Variable      Global    JP Morgan
                Strategic   Government    EMBI
               Income Fund  Bond Index   (Brady)
     2/10/93      10000       10000      10000
      Dec-93      12754       11082      14250
      Dec-94      10575       11289      11587
      Dec-95      12637       13403      14779
      Dec-96      15364       13093      18826
      Dec-97      16462       14189      23081
      Dec-98      16361       16362      20499
      Jun-99      15969       15184      21969

The chart above shows the performance of the fund since inception, compared to two benchmark indexes for the same period. It assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. The J.P. Morgan Emerging Markets Bond Index (Brady) tracks total returns for traded external-debt Brady bonds (foreign bonds collateralized by U.S. Treasury bonds) in the emerging markets.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception date: October 18, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                               25.40%
5 Years                              24.11%
Life of Fund                         21.34%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Since our last report, the fund has enjoyed significantly better returns due to continuing dynamic growth in the telecommunications industries. For the six months ended June 30, 1999, the fund returned 24.98%, far outpacing both the 8.51% return of the MSCI World Index and the 14.36% return of the MSCI Telecommunications Index.

MARKET REVIEW
Global markets began to rebound in late 1998, largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy stocks and halt the downward spiral that started in Asia and gave nearly all emerging markets--and the global financial system--a big scare last summer.

The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, Europe has been enveloped in an economic malaise--the European Central Bank (the ECB) seems to be divided on the cause of and cure for Europe's slump. Economists are concerned about Europe's economic outlook because of widely varying growth rates among the 11 euro-zone countries.

Many analysts feel that the worst may be over in the global financial crisis. Asian markets have recently rallied, lifted by continued good economic news and signs of spreading interest in Asian stocks. Investor confidence is also returning in Latin America. Some economists also believe that Japan's financial situation may have bottomed out and be on its way back up.

The United States is the center of strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew 4.51% during the first quarter of 1999, with inflation below 1% and unemployment at a 29-year low.

Telecommunications stocks in general fared well during the first part of 1999, reflecting continued growth in that sector. In fact, many places in Europe and Asia see a higher per-capita use of cellular phones than the United States does. However, telecommunications continues to be a strong sector. Earnings have been largely positive, and demand remains robust.

OUTLOOK
We believe that the future of telecommunications and the infrastructure lies in expanding bandwidth to meet the information needs of businesses and consumers. The pipeline through which information is transported is too slow to handle the exploding growth of the information age. We believe that the companies that solve this bandwidth bottleneck will be major wealth creators in the next decade.

Wireless communications provide another solution to the bandwidth problem. Wireless phones are becoming mass-market items as service prices fall, and they represent huge growth potential in developing countries that lack access to traditional wire-line infrastructure.

For the past several years, the telecommunications market has grown faster than the overall U.S. economy. We believe that telecommunications will continue to be a driving force for both the U.S. and global economies. In the short term, the telecommunication environment should remain strong and overall revenues should continue to grow at a healthy rate.


PERFORMANCE SUMMARY

                 [GRAPH]

                     GT Global
                     Variable            MSCI            MSCI
                Telecommunications       World     Telecommunications
                       Fund              Index           Index
    10/18/93           10000             10000           10000
      Dec-93           10892              9899            9645
      Dec-94           11670             10462            9386
      Dec-95           14432             12680           11910
      Dec-96           17224             14454           12923
      Dec-97           19731             16800           16246
      Dec-98           24093             20966           24539
      Jun-99           30111             22238           28062

The chart above shows the performance of the fund since inception, compared to benchmark indexes. The index returns are for the period 10/31/93 through 6/30/99. The fund's return assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses (but not expenses and charges of the separate account). Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International. The MSC Telecommunications Index is a market-value-weighted average of securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends, and it is measured in U.S. dollars.

Indexes are unmanaged and not available for direct investment, and do not include the effects of sales charges and professional management fees.

EPS GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1999
Inception Date: February 10, 1993

FUND PERFORMANCE
AVERAGE ANNUALIZED

1 Year                                1.87%
5 Years                               6.09%
Life of Fund                          4.68%

The performance figures shown, which represent the fund, are not intended to reflect division performance, and they do not reflect charges at the separate-account level, which, if applied, would lower the performance results.

PERFORMANCE
Strong economic growth and its resulting inflationary concerns created a difficult environment for U.S. government-issued debt securities. For the six months ended June 30, 1999, the fund's total return was -3.06%

MARKET REVIEW
Despite the global economic struggles of the second half of 1998, the United States enjoyed unexpectedly strong growth of 6.1% in the fourth quarter of 1998 and 4.1% in the first quarter of 1999. This robust economic expansion alleviated concerns that problems in developing nations would lead to a global recession. As investor confidence returned, yield replaced safety as the driving force in the bond market. Demand for government debt securities weakened in favor of lower-rated higher-yielding securities.

In addition to weakening demand, a combination of factors, most notably comments by Federal Reserve Board (Fed) chairman Alan Greenspan in February and suprisingly high Consumer Price Index (CPI) data in April, led investors to speculate that this strong economic growth would necessitate the tightening of the federal funds rate. The possibility of a hike in rates created further demand for higher yielding securities with less sensitivity to interest rate moves. Government issued debt securities, particularly Treasury securities, were hurt by this change in market favor.

To a degree, investor concern was warranted, as on June 30 the Fed bumped the federal funds rate upward by 25 basis points (0.25%) from 4.75% to 5%. The increase was only a small nudge, but was just enough to moderate the possibility of inflation. More important, however, was the Fed's declaration of a neutral bias, indicating its reluctance to adjust rates further in the near future. This declaration removed uncertainty and created relative stability in the fixed-income marketplace.

OUTLOOK
The Fed's decision to raise the rate to 5% was a prudent move. With such strong economic growth, it is crucial that the Fed monitor and temper the rate of inflation. And while the alarmingly high upturn in retail inflation reflected in April's CPI data appears to have been a one time aberration, the Fed's action should provide a good cushion for the economy should the lower inflation reflected in May and June data prove short-lived.

Additionally, one should never discount the role of investor uncertainty in the markets. The Fed's declaration of a neutral bias has effectively told the market that inflation is under control and for the moment further tightening of rates is unnecessary. This should calm fixed-income markets and create a positive environment for fixed-income investors.

At the close of the reporting period, the benchmark 30-year Treasury bond was yielding 5.97% versus 5.09% at the outset. While it has been a bumpy ride, the bottom line is that higher yields can offer a greater degree of income for investors. In addition, the country's economic growth, while healthy, seems to be moderating somewhat. Inflation appears contained, and bonds have been trading at relatively consistent levels since the Fed rate hike on June 30.

PERFORMANCE SUMMARY

                 [GRAPH]

                GT Global     JP Morgan
              Variable U.S.     U.S.
                Government   Government
               Income Fund   Bond Index
     2/10/93      10000       10000
      Dec-93      10638       10792
      Dec-94       9971       10479
      Dec-95      11440       12296
      Dec-96      11695       12658
      Dec-97      12666       13924
      Dec-98      13391       15351
      Jun-99      13390       14927

The chart above shows the performance of the fund since inception, compared to the J.P. Morgan U.S. Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the fund and reflects all fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The J.P. Morgan U.S. Government Bond Index is a market-value-weighted index of U.S. Treasury issues with remaining maturities of at least one year. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indexes are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

Had fees not been waived, performance would have been lower.

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                       GTG VARIABLE STRATEGIC INCOME FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                            PRINCIPAL      MARKET
U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES--4.29%                   AMOUNT (a)       VALUE
--------------------------------------------------------------             -----------   -----------
Investment Banking/Brokerage--0.68%
  Goldman Sachs Group, Inc. (The), Notes, 2.00%, 07/01/06 ....             $   110,000   $   111,513
                                                                                         -----------
Publishing (Newspapers)--0.54%
  Tribune Company, Unsec. PHONES, 2.00%, 05/15/29 ............                     700        89,425
                                                                                         -----------
Retail (Drug Stores)--1.32%
  Rite Aid Corp., Conv. Sub. Notes, 5.25%, 09/15/02 ..........                 220,000       219,175
                                                                                         -----------
Services (Advertising/Marketing)--0.60%
  Interpublic Group of Companies, Inc. (The), Conv. Notes,
   1.87%, 06/01/06 (Acquired 05/26/99; Cost $91,532)  (b) ....                 110,000        99,962
                                                                                         -----------
Services (Commercial & Consumer)--0.42%
  CUC International, Inc., Conv. Sub. Notes, 3.00%,
   02/15/02 ..................................................                  73,000        69,624
                                                                                         -----------
Waste Management--0.73%
  WMX Technologies, Conv. Sub. Notes, 2.00%, 01/24/05 ........                 110,000       119,900
                                                                                         -----------

TOTAL U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES (cost
 $703,944) ...................................................                               709,599
                                                                                         -----------
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--57.20%
--------------------------------------------------------------
Airlines--0.55%
  Northwest Airlines Corp., Unsec. Gtd. Notes, 7.875%,
   03/15/08 ..................................................                 100,000        90,756
                                                                                         -----------
Auto Parts & Equipment--1.00%
  American Axle & Manufacturing Holdings, Inc., Sr. Unsec.
   Gtd. Sub. Notes, 9.75%, 03/01/09 ..........................                 125,000       125,937
  Delco Remy International Inc., Sr. Notes, 8.625%,
   12/15/07 ..................................................                  40,000        39,000
                                                                                         -----------
                                                                                             164,937
                                                                                         -----------
Banks (Money Center)--1.67%
  Bayerische Landesbank Girozentrale (Germany), Unsec. Sub.
   Notes, 5.875%, 12/01/08 ...................................                 140,000       130,143
  Chase Manhattan Corp., Unsec. Sub. Notes, 6.25%, 01/15/06
   (Acquired 08/23/96; Cost $143,883)  (b) ...................                 152,000       145,983
                                                                                         -----------
                                                                                             276,126
                                                                                         -----------
Broadcasting (Television, Radio & Cable)--5.72%
  Allbritton Communication, Sr. Sub. Notes, 8.875%, 02/01/08
   (Acquired 01/15/98; Cost $54,592)  (b) ....................                  55,000        52,800
  Chancellor Media Corp., Sr. Unsec. Gtd. Sub. Notes, 9.00%,
   10/01/08 ..................................................                  75,000        76,500
  Charter Communications Holdings LLC, Sr. Notes, 8.625%,
   04/01/09 (Acquired 03/12/99; Cost $129,604)  (b) ..........                 130,000       124,962
  Comcast Cable Communications, Unsec. Unsub. Notes, 6.20%,
   11/15/08 ..................................................                 300,000       279,921
  Comcast Cellular Holdings, Sr. Unsec. Notes, 9.50%,
   05/01/07 ..................................................                 100,000       112,125
  Lenfest Communications, Sr. Sub. Unsec. Notes, 8.25%,
   02/15/08 ..................................................                 150,000       154,875
  Lin Television Corp., Sr. Unsec. Gtd. Notes, 8.375%,
   03/01/08 ..................................................                 150,000       144,750
                                                                                         -----------
                                                                                             945,933
                                                                                         -----------

                       See Notes to Financial Statements.

                                       F1

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--57.20%
--------------------------------------------------------------
Building Materials--0.89%
  Atrium Companies, Inc., Sr. Sub. Notes, 10.50%, 05/01/09
   (Acquired 05/10/99; Cost $147,759)  (b) ...................             $   150,000   $   147,000
                                                                                         -----------
Chemicals--0.94%
  Lyondell Chemical Company, Sr. Sub. Notes, 10.875%, 05/01/09
   (Acquired 05/11/99; Cost $150,000)  (b) ...................                 150,000       155,250
                                                                                         -----------
Chemicals (Diversified)--0.92%
  Huntsman ICI Chemicals LLC, Sr. Sub. Notes, 10.125%,
   07/01/09 (Acquired 06/22/99; Cost $150,000)  (b) ..........                 150,000       152,062
                                                                                         -----------
Chemicals (Specialty)--0.92%
  ZSC Specialty Chemicals PLC (United Kingdom), Sr. Notes,
   11.00%, 07/01/09 (Acquired 06/24/99; Cost $150,000)
    (b) ......................................................                 150,000       151,500
                                                                                         -----------
Computers (Software & Services)--1.31%
  Unisys Corp., Sr. Notes, 7.875%, 04/01/08 ..................                 150,000       151,125
  Viasystems, Inc., Sr. Sub Unsec. Notes, 9.75%, 06/01/07 ....                  75,000        66,000
                                                                                         -----------
                                                                                             217,125
                                                                                         -----------
Consumer Finance--0.86%
  General Motors Accept Corp., Unsec. Notes, 6.625%,
   10/15/05 ..................................................                 143,000       141,820
                                                                                         -----------
Containers & Packaging (Paper)--0.34%
  Norampac, Inc., Sr. Notes, 9.50%, 02/01/08 .................                  55,000        56,650
                                                                                         -----------
Cosmetics & Toiletries--0.44%
  Drypers Corp., Series B Sr. Notes, 10.25%, 06/15/07 ........                  90,000        72,450
                                                                                         -----------
Equipment (Semiconductor)--0.58%
  Amkor Technology, Inc., Sr. Sub. Notes, 10.50%, 05/01/09
   (Acquired 05/06/99; Cost $100,000)  (b) ...................                 100,000        96,500
                                                                                         -----------
Foods--2.23%
  Eagle Family Foods, Unsec. Gtd. Notes, 8.75%, 01/15/08 .....                  60,000        53,700
  International Home Foods, Inc., Sr. Gtd. Sub. Notes,
   10.375%, 11/01/06 .........................................                  50,000        52,750
  Smithfield Foods, Inc., Sr. Unsec. Sub. Notes, 7.625%,
   02/15/08 ..................................................                 125,000       113,750
  Vlasic Foods International, Inc., Sr. Sub. Notes, 10.25%,
   07/01/09 (Acquired 06/22/99; Cost $147,708)  (b) ..........                 150,000       148,688
                                                                                         -----------
                                                                                             368,888
                                                                                         -----------
Gaming, Lottery & Parimutuel Companies--4.29%
  Circus Circus Enterprises, Sr. Sub. Notes, 9.25%,
   12/01/05 ..................................................                  75,000        76,500
  Hollywood Casino Corp., Sr. Sec. Notes, 11.25%, 05/01/07
   (Acquired 05/14/99; Cost $125,000)  (b) ...................                 125,000       125,625
  Hollywood Park, Inc., Sr. Gtd. Unsec. Sub. Notes, 9.25%,
   02/15/07 ..................................................                  75,000        74,250
  Horseshoe Gaming Holdings, Sr. Sub. Notes, 8.625%, 05/15/09
   (Acquired 05/06/99; Cost $199,270)  (b) ...................                 200,000       194,500
  Isle of Capri Casinos, Sr. Sub. Notes, 8.75%, 04/15/09
   (Acquired 04/20/99; Cost $150,000)  (b) ...................                 150,000       141,375
  Park Place Entertainment, Sr. Unsec. Sub. Notes, 7.875%,
   12/15/05 ..................................................                  45,000        43,088

                       See Notes to Financial Statements.

                                       F2

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--57.20%
--------------------------------------------------------------
Gaming, Lottery (Continued)
  Penn National Gaming, Inc., Sr. Unsec. Gtd. Notes, 10.625%,
   12/15/04 ..................................................             $    55,000   $    55,275
                                                                                         -----------
                                                                                             710,613
                                                                                         -----------
Health Care (Hospital Management)--1.80%
  Chattem, Inc., Sr. Unsec. Gtd. Sub. Notes, 8.875%,
   04/01/08 ..................................................                 150,000       144,750
  Triad Hospitals Holdings Inc., Sr. Sub. Notes, 11.00%,
   05/15/09 (Acquired 04/30/99; Cost $150,000)  (b) ..........                 150,000       153,375
                                                                                         -----------
                                                                                             298,125
                                                                                         -----------
Health Care (Managed Care)--0.92%
  Express Scripts, Inc., Sr. Notes, 9.625%, 06/15/09 (Acquired
   06/11/99; Cost $149,289)  (b) .............................                 150,000       153,000
                                                                                         -----------
Homebuilding--1.78%
  Engle Homes, Inc., Series C, Sr. Unsec. Gtd. Notes, 9.25%,
   02/01/08 ..................................................                 150,000       143,250
  Psinet, Inc., Sr. Unsec. Notes, 10.00%, 02/15/05 ...........                 150,000       151,500
                                                                                         -----------
                                                                                             294,750
                                                                                         -----------
Housewares--0.23%
  Syratech Corp., Sr. Unsec. Gtd. Notes, 11.00%, 04/15/07 ....                  60,000        38,700
                                                                                         -----------
Iron & Steel--0.03%
  Acme Metals, Inc., Sr. Unsec. Gtd. Notes, 10.875%, 12/15/07
    (c) (f) ..................................................                  45,000         5,175
                                                                                         -----------
Leisure Time (Products)--0.85%
  Florida Panthers Holdings, Sr. Sub. Notes, 9.875%, 04/15/09
   (Acquired 04/15/99; Cost $150,000)  (b) ...................                 150,000       141,000
                                                                                         -----------
Manufacturing (Diversified)--0.91%
  Mechala Group (Jamaica) Series B, Sr. Sec. Gtd., 12.75%,
   12/30/99 ..................................................                  44,000        10,780
  Telecorp PCS, Inc., Sr. Disc. Notes, 11.625%, 04/15/09
   (Acquired 04/20/99; Cost $143,950)  (b) (d) ...............                 250,000       139,375
                                                                                         -----------
                                                                                             150,155
                                                                                         -----------
Manufacturing (Specialized)--1.33%
  Fairchild Corp., Sr. Unsec. Sub. Gtd. Notes, 10.75%,
   04/15/09 (Acquired 04/15/99; Cost $150,000)  (b) ..........                 150,000       148,500
  Fisher Scientific International, Sr. Unsec. Sub. Note,
   9.00%, 02/01/08 ...........................................                  75,000        71,625
                                                                                         -----------
                                                                                             220,125
                                                                                         -----------
Office Equipment & Supplies--0.58%
  United Stationers Supply, Sr. Gtd. Sub. Notes, 8.375%,
   04/15/08 ..................................................                 100,000        95,500
                                                                                         -----------
Oil & Gas (Drilling & Equipment)--0.62%
  Pride International, Inc., Sr. Unsec. Notes, 10.00%
   06/01/09 ..................................................                 100,000       102,500
                                                                                         -----------
Photography/Imaging--2.13%
  Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06 .........                  60,000        63,900
  Xerox Corp., Notes, 5.50%, 11/15/03 ........................                 300,000       288,933
                                                                                         -----------
                                                                                             352,833
                                                                                         -----------

                       See Notes to Financial Statements.

                                       F3

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--57.20%
--------------------------------------------------------------
Retail (Discounters)--0.89%
  Ames Department Stores, Sr. Notes, 10.00%, 04/15/06
   (Acquired 04/20/99; Cost $150,000)  (b) ...................             $   150,000   $   147,938
                                                                                         -----------
Retail (Specialty-Apparel)--0.72%
  Riddell Sports, Inc., Sr. Unsec. Gtd. Notes, 10.50%,
   07/15/07 ..................................................                 135,000       119,475
                                                                                         -----------
Services (Commercial & Consumer)--0.44%
  Willis Corroon Corp., Sr. Sub. Notes, 9.00%, 02/01/09
   (Acquired 01/28/99; Cost $75,000)  (b) ....................                  75,000        72,656
                                                                                         -----------
Services (Computer Systems)--0.85%
  Rhythms Netconnections, Sr. Notes, 12.75%, 04/15/09 ........                 150,000       141,000
                                                                                         -----------
Shipping--0.58%
  Oglebay Norton Co., Sr. Sub. Notes, 10.00% 02/01/09
   (Acquired 01/26/99; Cost $97,023)  (b) ....................                 100,000        96,000
                                                                                         -----------
Sovereign Debt--16.02%
  Algeria Tranche 1 Loan Assignment (Algeria), Bonds, 6.00%,
   09/04/06 (Acquired 06/15/98; Cost $80,408)  (b) (f) .......                  99,000        61,875
  Bank of Foreign Economic Affairs (Vneshconombank) (Russia),
   Principal Loans, 6.063%, 12/15/20  (c) (e) ................                 667,458        82,184
   Interest in Arrears Notes, 6.063%, 12/15/15  (c) (e) ......                  11,239         1,784
  Brazil (Brazil), Floating Rate Disc. Notes, 5,875%, 04/15/24
    (c) (e) ..................................................                 480,000       297,589
  Croatia (Croatia), Floating Rate Notes, Series A, 5.812%,
   07/31/10  (e) .............................................                  86,000        68,630
  Ecuador-Global Bearer (Ecuador), Floating Rate Notes, 6.00%,
   02/27/15  (e) .............................................                  65,418        20,875
  Jordan (Jordan), Sec. Gtd. Bonds, 5.50%, 12/23/23  (d) .....                 114,000        68,872
  Malaysia (Malaysia), Bonds, 8.75%, 06/01/09  (f) ...........                  35,000        35,632
  Ministry Finance Russia (Vneshtorgbank) (Russia), Deb.-GDR,
   3.00%, 05/14/06 ...........................................                   9,000         2,210
  Republic of Argentina (Argentina),
   Bonds, 12.125%, 02/25/19 ..................................                  49,000        44,223
   Notes, 11.75%, 04/07/09 ...................................                 250,000       225,625
   Unsec. Unsub. Bonds, 11.375%, 01/30/17 ....................                 131,000       112,988
  Republic of Brazil (Brazil),
   Notes, 11.625%, 04/15/04 ..................................                 416,000       385,840
   Series C Bonds, 8.00%, 04/15/14 ...........................                 206,816       129,965
  Republic of Bulgaria (Bulgaria), Series A Sec. Disc. Bonds,
   5.875%, 07/28/24  (e) .....................................                 243,000       165,810
  Republic of Columbia (Columbia), Bonds, 9.75%, 04/23/09 ....                  23,000        19,033
  Republic of Korea (Korea), Unsub. Unsec. Notes, 8.875%,
   04/15/08 ..................................................                  89,000        93,654
  Republic of Panama (Panama),
   Bonds, 8.875%, 09/30/27 ...................................                  24,000        19,792
   Bonds, 9.375%, 04/01/29 ...................................                  27,000        25,515
  Republic of Peru (Peru), PDI Bonds, 4.50%, 03/07/17  (d) ...                 103,000        61,933
  Republic of Philippines (Philippines), Bonds, 9.875%,
   01/15/19 ..................................................                  14,000        13,738
  Republic of Venezuela (Venezuela),
   FLIRB Deb. Bond, 6.00%, 03/31/07  (e) .....................                 190,475       143,735
  United Mexican States (Mexico),
   Bonds, 10.375%, 02/17/09 ..................................                  32,000        32,200
   Bonds, 11.375%, 09/15/16 ..................................                  49,000        51,573
   Bonds, 11.50%, 05/15/26  (e) ..............................                 331,000       361,262


                       See Notes to Financial Statements.

                                       F4

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                            PRINCIPAL      MARKET
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--57.20%   CURRENCY   AMOUNT (a)       VALUE
--------------------------------------------------------------  --------   -----------   -----------
   Unsec. Bonds, 9.25%, 09/15/27 .............................             $   191,000   $   124,133
                                                                                         -----------

 .............................................................                             2,650,670
Telecommunications (Cellular/Wireless)--0.59%
  Crown Castle International Corp., Sr. Disc. Notes, 10.375%,
   05/15/11  (d) .............................................                 165,000        97,556
                                                                                         -----------
Telecommunications (Long Distance)--1.52%
  Level 3 Communications, Sr. Unsec. Notes, 9.125%,
   05/01/08 ..................................................                 100,000        99,125
  Primus Telecom Group, Sr. Notes, 11.25%, 01/15/09 (Acquired
   01/22/99; Cost $150,000)  (b) .............................                 150,000       153,000
                                                                                         -----------
                                                                                             252,125
                                                                                         -----------
Telephone--0.89%
  Intermedia Communications, Inc., Sr. Unsec. Notes, 9.50%,
   03/01/09 ..................................................                 150,000       146,625
                                                                                         -----------
Textiles (Home Furnishings)--0.86%
  Pillowtex Corp., Sr. Gtd. Sub. Notes, 10.00%, 11/15/06 .....                 150,000       142,500
                                                                                         -----------

TOTAL U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES
 (cost $10,050,362) ..........................................                             9,466,018
                                                                                         -----------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
NOTES--13.75% (G)                                               CURRENCY
--------------------------------------------------------------  --------
Canada--1.27%
  Canadian Government (Sovereign Debt), Bonds, 6.00%,
   06/01/08 ..................................................    CAD          300,000       209,075
                                                                                         -----------
Germany--2.00%
  Bundesrepublik Deutschland (Sovereign Debt), Bonds, 6.50%,
   07/04/27 ..................................................    EUR          280,000       330,995
                                                                                         -----------
Greece--4.88%
  Hellenic Republic, (Sovereign Debt), Bonds
    8.51%, 03/21/02 ..........................................    GRD       50,000,000       167,482
    8.14%, 06/19/07 ..........................................    GRD       50,000,000       182,823
    8.70%, 04/08/05 ..........................................    GRD      130,000,000       457,687
                                                                                         -----------
                                                                                             807,992
                                                                                         -----------
Italy--1.57%
  Buoni Poliennali del Tesoro (Banks-Money Center), Deb.,
   8.50%, 01/01/04 ...........................................    EUR          215,000       259,669
                                                                                         -----------
Netherlands--1.14%
  Netherlands Government (Sovereign Debt), Bonds, 5.50%,
   01/15/28 ..................................................    EUR          181,512       188,765
                                                                                         -----------
United Kingdom--1.09%
  Colt Telecom Group PLC (Telephone), Sr. Notes, 7.625%,
   07/31/08 ..................................................    DEM          150,000        79,143
  London International Exhibit Center (Land Development), Sec.
   Bonds, 7.71%, 11/25/15 ....................................    GBP           80,000       101,775
                                                                                         -----------
                                                                                             180,918
                                                                                         -----------
United States--1.80%
  Federal National Mortgage Association (Sovereign Debt),
   Notes, 7.25%, 06/20/02 ....................................    NZD          550,000   $   297,326
                                                                                         -----------

TOTAL NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
 NOTES (Cost $2,490,819) .....................................                             2,274,740
                                                                                         -----------

                       See Notes to Financial Statements.

                                       F5

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &                         PRINCIPAL      MARKET
NOTES--13.75% (G)                                               CURRENCY   AMOUNT (a)       VALUE
--------------------------------------------------------------  --------   -----------   -----------
Asset-Backed Securities--6.89%
                                                                                         -----------
Real Estate Investment Trusts--1.05%
  Contimortgage Home Equity Loan Trust, Sub. Series 1999-2 B,
   8.50%, 04/25/29 ...........................................                 200,000       173,312
                                                                                         -----------
Retail (Home Shopping)--2.99%
  Fingerhut Master Trust, Sub. Floating Notes, 5.94%, 02/15/07
    (e) ......................................................                 500,000       495,547
                                                                                         -----------
Services (Commercial & Consumer)--2.85%
  Aircraft Finance Trust, Series 1999-1A Sub. Bonds, 8.00%,
   05/15/24 ..................................................                 500,000       472,009
                                                                                         -----------

TOTAL ASSET-BACKED SECURITIES (cost $1,173,793) ..............                             1,140,868
                                                                                         -----------
U.S. GOVERNMENT AGENCY SECURITIES--3.89%
--------------------------------------------------------------
  Government National Mortgage Association TBA  (h)
    7.00%, 01/22/29 (Cost $644,313) ..........................                 650,000       643,094
                                                                                         -----------
U.S. TREASURY NOTES & BONDS--10.78%
--------------------------------------------------------------
  4.25%, 11/15/03 ............................................                 300,000       283,167
  5.625%, 05/15/08 ...........................................               1,000,000       980,250
  4.75%, 11/15/08 ............................................                  26,000        23,884
  6.375%, 08/15/27 ...........................................                 485,000       495,898
                                                                                         -----------

TOTAL U.S. TREASURY NOTES & BONDS (Cost $1,947,338) ..........                             1,783,199
                                                                                         -----------
WARRANTS--0.09%                                                              SHARES
--------------------------------------------------------------             -----------
Sovereign Debt--0.09%
  Republic of Argentina, expiring 12/03/99  (i) ..............                     180         1,282
  United Mexican States, expiring 02/18/00  (i) ..............                     180        11,273
  Republic of Argentina, expiring 02/25/00  (i) ..............                     198         2,005
                                                                                         -----------
TOTAL WARRANTS (Cost $0) .....................................                                14,560
                                                                                         -----------

                       See Notes to Financial Statements.

                                       F6

                       GTG VARIABLE STRATEGIC INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                            PRINCIPAL      MARKET
REPURCHASE AGREEMENT--4.74% (j)                                            AMOUNT (a)       VALUE
--------------------------------------------------------------             -----------   -----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (Cost
   $785,000)  (k) ............................................             $   785,000   $   785,000
                                                                                         -----------

TOTAL INVESTMENTS--101.63% ...................................                            16,817,078(l)
Liabilities Less Other Assets--(1.63)% .......................                              (270,080)
                                                                                         -----------

NET ASSETS--100.00% ..........................................                           $16,546,998
                                                                                         -----------
                                                                                         -----------

--------------
    Notes to Schedule of Investments:

        (a)  Principal amount is in U.S. Dollars, except as indicated by note
             (g).
        (b) Restricted security. May be resold to qualifiedinstitutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/99 was $3,002,926 which represented 18.15% of the Fund's net assets.
        (c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
        (d) The rate shown on step up coupon bonds represents the coupon rate at which the bond will accrue at a specified future date.
        (e) The coupon rate shown on floating rate note represents rate at the period end.
        (f) Security fair valued in accordance with procedures established by the Board of Trustees.
        (g) Foreign denominated security. Par value and coupon are denominated in currency indicated.
        (h)  Security purchased on a forward commitment basis.
        (i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
        (j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (k) Repurchase agreement entered into 06/30/99 with a maturing value of $785,102. Collateralized by U.S. Treasury securities.
        (l) For federal income tax purposes cost is $17,915,080 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation          $     134,567
                 Unrealized depreciation             (1,232,569)
                                                  -------------
                 Net unrealized depreciation      $  (1,098,002)
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    ADR--American Depositary Receipt
    CAD--Canadian Dollars
    Conv.--Convertible
    Deb.--Debentures
    DEM--German Deutsche Mark
    Disc.--Discounted
    EUR--Euro
    FLIRB--Floating Interest Rate Bonds
    GBP--British Pound Sterling
    GDR--Global Depositary Receipt
    Gtd.--Guaranteed
    NZD--New Zealand Dollar
    PDI--Past Due Interest
    PHONES--Participation Hybrid Option Note Exchangeable Securities
    Sr.--Senior
    Sub.--Subordinated
    TBA--To Be Announced
    Unsec.--Unsecured
    Unsub.--Unsubordinated

                       See Notes to Financial Statements.

                                       F7

                   GTG VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
CORPORATE BONDS --11.35%                                         CURRENCY    AMOUNT(a)      VALUE
---------------------------------------------------------------  --------   -----------   ----------
Australia--1.08%
  KFW International Finance (Investment Banking/Brokerage),
   Unsec. Unsub. Bonds, 7.25%, 07/16/07 .......................   AUD       $   100,000   $   67,938
                                                                                          ----------
Germany--1.47%
  Bayerische Landesbany NY (Banks-Money Center), Unsec. Sub.
   Notes, 5.875%, 12/01/08 ....................................   USD           100,000       92,960
                                                                                          ----------
Switzerland--5.55%
  SBC Jersey, (Financial-Diversified), Sub. Bonds, 8.75%,
   06/20/05 ...................................................   CHF           200,000      350,687
                                                                                          ----------
Tunisia--3.25%
  Banque Cent de Tunisie (Banks-Money Center), Bonds, 8.25%,
   09/19/27 ...................................................   USD           250,000      205,421
                                                                                          ----------

TOTAL CORPORATE BONDS (cost $775,892) .........................                              717,006
                                                                                          ----------

GOVERNMENT BONDS & NOTES(b)--33.95%
---------------------------------------------------------------
Canada--2.54%
  Canadian Government, Bonds, 6.00%, 06/01/08 .................   CAD           230,000      160,291
                                                                                          ----------
Denmark--6.82%
  Kingdom of Denmark, Bonds, 7.00%, 11/10/24 ..................   DKK         2,700,000      430,779
                                                                                          ----------
Germany--3.19%
  Bundesrepublic Deutschland, Bonds,
    6.00%, 01/05/06 ...........................................   EUR            50,000       56,547
    6.50%, 07/04/27 ...........................................   EUR           125,000      144,661
                                                                                          ----------
                                                                                             201,208
                                                                                          ----------
Greece--4.48%
  Hellenic Republic, Bonds,
    9.20%, 03/21/02 ...........................................   GRD        30,000,000      100,489
    8.80%, 06/19/07 ...........................................   GRD        50,000,000      182,823
                                                                                          ----------
                                                                                             283,312
                                                                                          ----------
Italy--7.63%
  Buoni Poliennali del Tesoro,
    Deb., 8.50%, 01/01/04 .....................................   EUR           225,000      271,746
    Bonds, 7.25%, 11/01/26 ....................................   EUR           170,000      210,236
                                                                                          ----------
                                                                                             481,982
                                                                                          ----------
Netherlands--2.05%
  Netherlands Government, Bonds, 5.50%, 01/15/28 ..............   EUR           124,789      129,775
                                                                                          ----------
United Kingdom--5.71%
  Treasury, Gtd. Bonds, 9.00%, 10/13/08 .......................   GBP           180,000      360,486
                                                                                          ----------
Uruguay--1.53%
  Republica Orient Uruguay , Unsec. Bonds, 7.875%, 07/15/27 ...   USD           100,000       96,776
                                                                                          ----------
TOTAL GOVERNMENT BONDS & NOTES (cost $2,396,455) ..............                            2,144,609
                                                                                          ----------

                       See Notes to Financial Statements.

                                       F8

                   GTG VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
MORTGAGED BACKED NOTES--3.10%                                    CURRENCY   AMOUNT (a)      VALUE
---------------------------------------------------------------  --------   -----------   ----------
Denmark--3.10%
  Realkredit Danmark A/S (Banking), 6.00%, 10/01/26 (cost
   $226,296) ..................................................   DKK       $ 1,560,000   $  195,921
                                                                                          ----------
U.S. TREASURY NOTES & BONDS--46.98%
---------------------------------------------------------------
    Notes, 4.875%, 03/31/01 ...................................   USD           900,000      890,865
    Notes, 5.625%, 05/15/08 ...................................   USD         1,815,000    1,779,153
    Notes, 4.750%, 11/15/08 ...................................   USD           280,000      257,211
    Bonds, 6.375%, 08/15/27 ...................................   USD            40,000       40,899
                                                                                          ----------

TOTAL U.S. TREASURY NOTES & BONDS (cost $3,193,359) ...........                            2,968,128
                                                                                          ----------
U.S. GOVERNMENT AGENCY SECURITIES--6.93%
---------------------------------------------------------------
  Federal Home Loan Mortgage Corp., Pass through Certificates,
   8.50%, 03/01/10 ............................................   USD            34,326       35,614
  Federal National Mortgage Association, Sr. Unsub. Bonds,
   6.375%, 08/15/07 ...........................................   AUD           200,000      130,235
  Government National Mortgage Association, Pass Through
   Certificates, 7.00%, 07/15/29 ..............................   USD           275,000      272,078
                                                                                          ----------

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (cost $452,776) .......                              437,927
                                                                                          ----------

REPURCHASE AGREEMENT--0.97% (b)
---------------------------------------------------------------
  State Street Bank & Trust Co., 4.70%, 7/01/99 (c) (cost
   $61,000) ...................................................   USD            61,000       61,000
                                                                                          ----------

TOTAL INVESTMENTS--103.28% ....................................                            6,524,591(d)
Liabilities Less Other Assets--(3.28)% ........................                             (207,329)
                                                                                          ----------

NET ASSETS--100.00% ...........................................                           $6,317,262
                                                                                          ----------
                                                                                          ----------

--------------
    Notes to Schedule of Investments:

        (a)  Par value and coupon are denominated in currency indicated.
        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the fund upon entering into the repurchase agreement. The collateral is marked daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 06/30/99 with a maturing value of $61,008. Collateralized by U.S. Government obligations.
        (d) Investments have the same cost for federal tax and financial statement purposes and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $       9,084
                 Unrealized depreciation:              (590,271)
                                                  -------------
                 Net unrealized depreciation:     $    (581,187)
                                                  -------------
                                                  -------------

    Abbreviations:
    AUD--Australian Dollar
    CAD--Canadian Dollar
    CHF--Swiss Franc
    Conv.--Convertible
    Deb.--Debentures
    DKK--Danish Krone
    EUR--Euro
    GBP--British Pound Sterling
    GRD--Greek Drachma
    Gtd.--Guaranteed
    Sr.--Senior
    Sub.--Subordinated
    Unsec.--Unsecured
    Unsub.--Unsubordinated

                       See Notes to Financial Statements.

                                       F9

                    GTG VARIABLE U.S. GOVERNMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES--75.25%                        AMOUNT        VALUE
---------------------------------------------------------------             -----------   ----------
Federal Assistance Corp.,--1.46%
    Bonds, 9.375%, 07/21/03 ...................................             $    75,000   $   83,527
                                                                                          ----------
Federal Home Loan Mortgage Corp.("FHLMC")--30.36%
  Pass Through Certificates,
    5.75%, 07/15/03 ...........................................               1,300,000    1,282,723
    6.00%, 09/01/13 ...........................................                 467,997      452,052
                                                                                          ----------
                                                                                           1,734,775
                                                                                          ----------
Student Loan Marketing Association ("SLMA")--6.21%
  Medium Term Notes,
    7.50%, 03/08/00 ...........................................                 350,000      354,861
                                                                                          ----------
Tennessee Valley Authority--7.05%,
  Debentures,
    6.375%, 06/15/05 ..........................................                 400,000      402,880
                                                                                          ----------
U.S. Treasury Bonds--25.02%
    9.25%, 02/15/16 ...........................................                 600,000      782,298
    7.625%, 02/15/25 ..........................................                 550,000      647,295
                                                                                          ----------
                                                                                           1,429,593
                                                                                          ----------
U.S. Treasury Notes--5.15%
    5.625%, 05/15/08 ..........................................                 300,000      294,075
                                                                                          ----------

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES (Cost
 $4,506,821) ..................................................                            4,299,711
                                                                                          ----------

Mortgage Backed Securities 13.31%
Federal National Mortgage Association ("FNMA")--9.97%
  Deb.,
    6.80%, 01/10/03 ...........................................                  90,000       91,927
  Pass Through Certificates,
    7.00%, 03/01/04 ...........................................                 104,700      105,093
    6.00%, 12/01/08 ...........................................                  95,341       92,570
    6.50%, 09/01/27 ...........................................                 289,375      280,149
                                                                                          ----------
                                                                                             569,739
                                                                                          ----------
Government National Mortgage Association ("GNMA")--3.34%
  Pass Through Certificates,
    7.50%, 03/15/08 ...........................................                 188,947      191,073
                                                                                          ----------

TOTAL MORTGAGE BACKED SECURITIES (cost $770,373) ..............                              760,812
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F10

                    GTG VARIABLE U.S. GOVERNMENT INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
SUPRANATIONAL BONDS--9.55%                                                    AMOUNT        VALUE
---------------------------------------------------------------             -----------   ----------
  Asia Development Bank, Deb., 8.00%, 04/30/01 ................             $   200,000   $  207,122
  International Bank for Reconstruction & Development, Unsub.
   Unsec. Notes, 8.25%, 09/16/03 ..............................                 350,000      338,390
                                                                                          ----------

TOTAL SUPRANATIONAL BONDS (cost $531,086) .....................                              545,512
                                                                                          ----------

REPURCHASE AGREEMENT--0.26% (a)
---------------------------------------------------------------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost $15,000)
    (b) .......................................................                  15,000       15,000
                                                                                          ----------

TOTAL INVESTMENTS--98.37% .....................................                            5,621,035(c)
Other Assets Less Liabilities--1.63% ..........................                               93,141
                                                                                          ----------

NET ASSETS--100.00% ...........................................                           $5,714,176
                                                                                          ----------
                                                                                          ----------

--------------

             Notes to Schedule of Investments:
        (a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repuchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (b) Repurchase agreement entered into 6/30/99 with a maturing value of $15,002. Collateralized by U.S. Government obligations.
        (c) Investments have the same cost for federal tax and financial statement purposes and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      20,477
                 Unrealized depreciation:              (222,722)
                                                  -------------
                 Net unrealized depreciation:     $    (202,245)
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    Deb.--Debentures
    Unsec.--Unsecured
    Unsub.--Unsubordinated

                       See Notes to Financial Statements.

                                      F11

                        GTG VARIABLE LATIN AMERICA FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--96.75%                              SHARES         VALUE
--------------------------------------------------------------             -----------   -----------
Argentina--9.90%
  Acindar Industria Argentina de Aceros S.A. (Iron & Steel)
   (a) .......................................................                  53,667   $    57,969
  Banco de Galicia y Buenos Aires S.A. de C.V. - ADR
   (Banks-Regional) ..........................................                   5,743       116,298
  Banco Hipotecario S.A. (Banks-Regional) ....................                  12,188       124,333
  Banco Hipotecario S.A. - Wts. (Banks-Regional), expiring
   02/02/04 (a) ..............................................                      50        28,500
  Banco Rio de La Plata S.A. - ADR (Banks-Major Regional) ....                  15,000       142,500
  Bansud S.A. - Class B (Banks-Regional) (a) .................                  22,700        57,893
  IRSA Inversiones y Representaciones S.A. - GDR (Land
   Development) ..............................................                   3,789       116,971
  Juan Minetti S.A. (Construction-Cement & Aggregates) (a) ...                  19,000        49,407
  Nortel Inversora S.A. - ADR (Telephone) ....................                  19,400       337,075
  Quilmes Industrial S.A. - ADR (Beverages-Alcoholic) ........                  13,300       164,587
                                                                                         -----------
                                                                                           1,195,533
                                                                                         -----------
Brazil--34.23%
  Caemi Mineracao E Metalurgia S.A. - Pfd. (Iron & Steel) ....                   1,356        45,953
  Companhia Brasileira de Petroleo Ipiranga (Oil &
   Gas-Refining & Marketing) .................................                  14,594       107,075
  Companhia Cimento Portland Itau (Construction-Cement &
   Aggregates) ...............................................                      68         6,529
  Companhia de Eletricidade do Estado da Bahia (Electric
   Companies) ................................................                   4,960       117,662
  Companhia de Saneamento Basico do Estado de Sao Paulo (Water
   Utilities) ................................................                   1,832       145,906
  Companhia de Tecidos Norte de Minas (Textiles-Specialty) ...                   1,056        88,273
  Companhia Energetica de Minas Gerais - ADR (Electric
   Companies) ................................................                  12,583       262,597
  Companhia Paranaense de Energia-Copel (Electric
   Companies) ................................................                  14,416        71,490
  Companhia Paranaense de Energia-Copel - ADR (Electric
   Companies) ................................................                  13,673       114,511
  Companhia Paulista de Forca e Luz (Electric Companies)
   (a) .......................................................                     430        27,687
  Companhia Vale de Rio Doce - Pfd. Class A (Iron & Steel) ...                  14,980       294,439
  Eletricidade de Sao Paulo S.A. (Electric Companies) ........                   3,284       145,612
  Embratel Participacoes S.A. (Telecommunications-Long
   Distance) .................................................                  11,800       163,954
  Itausa - Investimentos Itau S.A. (Investment Management) ...                 428,109       227,293
  Petroleo Brasileiro S.A. - Petrobras - Pfd. (Oil &
   Gas-Exploration & Production) .............................                   3,170       490,524
  Tele Centro Sul Participacoes S.A. (Telephone) (a) .........                  17,778        93,886
  Tele Centro Sul Participacoes S.A. - ADR (Telephone) .......                   2,500       138,750
  Tele Norte Leste Participacoes S.A. (Telephone) ............                   9,692       175,173
  Telecomunicacoes Brasileiras S.A. (Telephone) (a) ..........                   8,793           248
  Telecomunicacoes Brasileiras S.A. - C.M. (Telephone) .......                   7,568       363,333
  Telecomunicacoes de Sao Paulo S.A. (Telephone) (a) .........                   1,428       118,563
  Telecomunicacoes de Sao Paulo S.A. - Pfd. (Telephone) ......                     757        89,830
  Telepar Celular S.A. - Pfd. - Class B
   (Telecommunications-Cellular/Wireless) (a) ................                     530        28,438
  Telesp Celular S.A. (Telecommunications-Cellular/Wireless)
   (a) .......................................................                   1,183        37,434
  Telesp Celular S.A. - Pfd. - Class B
   (Telecommunications-Cellular/Wireless) ....................                     663        33,124
  Telesp Participacoes S.A. (Telephone) ......................                   7,365        95,670
  Uniao de Bancos Brasileiros S.A. - GDR (Banks-Regional) ....                   5,372       129,264
  Usinas Siderurgicas de Minas Gerais S.A.
   (Manufacturing-Diversified) ...............................                  58,300       197,571
  Votorantim Celulose e Papel S.A. (Paper & Forest
   Products) .................................................                  11,217       323,110
                                                                                         -----------
                                                                                           4,133,899
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F12

                        GTG VARIABLE LATIN AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--96.75%                              SHARES         VALUE
--------------------------------------------------------------             -----------   -----------
Chile--10.16%
  Administradora de Fondos de Peniones Provida S.A. - ADR
   (Financial-Diversified) ...................................                  10,681   $   234,982
  Banco de A. Edwards - ADR (Banks-Regional) .................                   5,777        83,766
  Banco Santiago - ADR (Banks-Regional) ......................                   1,000        19,187
  Compania Cervecerias Unidas S.A. - ADR
   (Beverages-Alcoholic) .....................................                   7,840       224,420
  Enersis S.A. - ADR (Electric Companies) ....................                   7,134       163,190
  Gener S.A. (Electric Companies) ............................                   2,876        51,049
  Quinenco S.A. - ADR (Financial-Diversified) ................                  14,800       138,750
  Sociedad Quimica y Minera de Chile S.A. - ADR
   (Chemicals) ...............................................                   6,800       240,550
  Supermercados Unimarc S.A. - ADR (Retail-Food Chains) ......                  18,900        70,875
                                                                                         -----------
                                                                                           1,226,769
                                                                                         -----------
Mexico--37.00%
  Alpha S.A. de C.V. (Manufacturing-Diversified) .............                  42,200       175,107
  Apasco S.A. de C.V. (Construction-Cement & Aggregates) .....                  14,993        97,888
  Carso Global Telecom (Telephone) (a) .......................                  49,900       315,742
  Cemex S.A. de C.V. (Construction-Cement & Aggregates)
   (a) .......................................................                  26,047       128,924
  Cintra S.A. (Airlines) .....................................                  35,600        15,093
  Controladora Comercial Mexicana S.A. de C.V.
   (Retail-Department Stores) ................................                 269,700       281,277
  Corporacion GEO S.A. de C.V. (Construction-Cement &
   Aggregates) (a) ...........................................                  51,400       217,912
  El Puerto de Liverpool S.A. de C.V. (Retail-Department
   Stores) ...................................................                   4,661         8,448
  Fomento Economico Mexicano, S.A. de C.V. - ADR
   (Beverages-Non-Alcoholic) .................................                  13,660       544,693
  Grupo Carso S.A. de C.V. (Manufacturing-Diversified) (a) ...                  63,500       294,112
  Grupo Cementos de Chihuahua S.A. de C.V.
   (Construction-Cement & Aggregates) ........................                 128,500       105,960
  Grupo Financiero Bancomer, S.A. de C.V. (Banks-Regional)
   (a) .......................................................                 494,754       178,814
  Grupo Financiero Banorte S.A. de C.V.
   (Financial-Diversified) (a) ...............................                 132,000       193,068
  Grupo Industrial Bimbo S.A. de C.V. (Foods) (a) ............                  85,300       189,857
  Grupo Industrial Maseca S.A. de C.V. - Class B (Foods) .....                 230,200       136,632
  Grupo Industrial Saltillo, S.A. de C.V. (Manufacturing
   Diversified) ..............................................                  66,600       240,000
  Grupo Mexico S.A. (Metals Mining) ..........................                  23,100        98,178
  Grupo Posadas S.A. - Series A (Lodging-Hotels) (a) .........                  48,400        33,549
  Grupo Posadas S.A. - Series L (Lodging-Hotels) (a) .........                  68,100        46,916
  Grupo Televisa S.A. - GDR (Entertainment) (a) ..............                  11,400       510,863
  Industrias Penoles S.A. (Metals Mining) ....................                  58,600       169,558
  Kimberly-Clark de Mexico, S.A. de C.V. - Class A (Paper &
   Forest Products) ..........................................                  75,700       311,305
  Pepsi-Gemex S.A. - GDR (Beverages-Non-Alcoholic) ...........                  19,000       173,375
                                                                                         -----------
                                                                                           4,467,271
                                                                                         -----------
Panama--0.60%
  Banco Latinoamericano de Exportaciones S.A. - E Shares
   (Banking) .................................................                   2,713        72,573
                                                                                         -----------
Peru--1.59%
  Cerveceria Backus & Johnston S.A. (Beverages-Alcoholic) ....                 105,239        36,948
  Credicorp Ltd. - ADR (Financial-Diversified) ...............                  14,140       155,540
                                                                                         -----------
                                                                                             192,488
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F13

                        GTG VARIABLE LATIN AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--96.75%                              SHARES         VALUE
--------------------------------------------------------------             -----------   -----------
U.S.A.--0.38%
  Harken Energy Corp. (Oil & Gas Exploration & Production)
   (a) .......................................................                  27,890   $    45,321
                                                                                         -----------
Venezuela--2.89%
  C.A. La Electricidad de Caracas (Electric Companies) .......                  16,738         6,552
  C.A. La Electricidad de Caracas - ADR (Electric
   Companies) ................................................                   9,358       183,156
  Compania Anonima Nacional Telefonos de Venezuela - ADR
   (Telecommunications-Long Distance) ........................                   4,700       128,075
  Corporacion Venezolana de Cementos, S.A.C.A. I
   (Construction-Cement & Aggregates) ........................                  45,516        18,754
  Corporacion Venezolana de Cementos, S.A.C.A. II
   (Construction-Cement & Aggregates) ........................                  30,086        12,396
                                                                                         -----------
                                                                                             348,933
                                                                                         -----------

TOTAL FOREIGN STOCKS & OTHER EQUITY INTERESTS (cost
 $13,159,988) ................................................                            11,682,787
                                                                                         -----------

                                                                            PRINCIPAL
REPURCHASE AGREEMENT--0.97%(b)                                               AMOUNT
--------------------------------------------------------------             -----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $117,000) (c) .............................................             $   117,000       117,000
                                                                                         -----------

TOTAL INVESTMENTS--97.72% ....................................                            11,799,787(d)
Other Assets Less Liabilities--2.28% .........................                               275,359
                                                                                         -----------

NET ASSETS--100.00% ..........................................                           $12,075,146
                                                                                         -----------
                                                                                         -----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repuchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 6/30/99 with a maturing value of $117,015. Collateralized by U.S. Government obligations.
        (d) Investments have the same cost for federal tax and financial statement purposes and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,341,312
                 Unrealized depreciation:            (2,818,513)
                                                  -------------
                 Net unrealized depreciation:     $  (1,477,201)
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt
    Pfd.--Preferred
    Wts.--Warrants

                       See Notes to Financial Statements.

                                      F14

                       GTG VARIABLE GROWTH & INCOME FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--37.84%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Aerospace/Defense--1.54%
  Lockheed Martin Corp. .......................................                 20,000   $   745,000
                                                                                         -----------
Banks (Money Center)--1.36%
  First Union Corp. ...........................................                 14,000       658,000
                                                                                         -----------
Banks (Regional)--2.25%
  First Tennessee National Corp. ..............................                 28,400     1,088,075
                                                                                         -----------
Beverages (Alcoholic)--2.91%
  Anheuser-Busch Companies, Inc. ..............................                 12,582       892,536
  Brown-Forman Corp. - Class B ................................                  7,855       512,048
                                                                                         -----------
                                                                                           1,404,584
                                                                                         -----------
Electric Companies--4.93%
  Southern Co. ................................................                 40,000     1,060,000
  Texas Utilities Co. .........................................                 32,000     1,320,000
                                                                                         -----------
                                                                                           2,380,000
                                                                                         -----------
Electrical Equipment--1.02%
  Emerson Electric Co. ........................................                  7,800       490,425
                                                                                         -----------
Financial (Diversified)--1.71%
  American General Corp. ......................................                 10,950       825,356
                                                                                         -----------
Foods--2.03%
  Bestfoods ...................................................                 19,800       980,100
                                                                                         -----------
Health Care (Diversified)--3.63%
  American Home Products Corp. ................................                 11,000       632,500
  Bristol-Myers Squibb Co. ....................................                 15,900     1,119,956
                                                                                         -----------
                                                                                           1,752,456
                                                                                         -----------
Insurance (Property-Casualty)--1.45%
  St. Paul Co., Inc. (The) ....................................                 22,000       699,875
                                                                                         -----------
Oil (International Integrated)--3.45%
  Mobil Corp. .................................................                 16,800     1,663,200
                                                                                         -----------
Personal Care--1.75%
  Avon Products, Inc. .........................................                 15,200       843,600
                                                                                         -----------
Publishing--1.98%
  The McGraw-Hill Companies, Inc. .............................                 17,760       957,930
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F15

                       GTG VARIABLE GROWTH & INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--37.84%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Real Estate Investment Trusts--1.67%
  Equity Office Properties Trust ..............................                 20,000   $   512,500
  Equity Residential Properties Trust .........................                  6,500       292,906
                                                                                         -----------
                                                                                             805,406
                                                                                         -----------
Services (Commercial & Consumer)--2.62%
  Dun & Bradstreet Corp. (The) ................................                 18,800       666,225
  Service Corp. International .................................                 31,000       596,750
                                                                                         -----------
                                                                                           1,262,975
                                                                                         -----------
Telephone--2.17%
  Bell Atlantic Corp. .........................................                 16,000     1,046,000
                                                                                         -----------
Tobacco--1.37%
  Philip Morris Companies, Inc. ...............................                 16,450       661,085
                                                                                         -----------

TOTAL DOMESTIC COMMON STOCKS (cost $14,143,464) ...............                           18,264,067
                                                                                         -----------

FOREIGN STOCKS--26.39%
---------------------------------------------------------------
Australia--2.88%
  Foster's Brewing Group Ltd. (Beverages-Alcoholic) ...........                230,000       647,393
  National Australia Bank Ltd. (Banks-Major Regional) .........                 45,000       743,681
                                                                                         -----------
                                                                                           1,391,074
                                                                                         -----------
Belgium--2.66%
  Electrabel S.A. (Electric Companies) ........................                  2,280       735,477
  Fortis (Financial-Diversified) ..............................                 17,388           179
  Fortis A.G. - CVG (Financial-Diversified) (a) ...............                  1,932        10,991
  Tractebel (Electric Companies) ..............................                  3,815       534,716
                                                                                         -----------
                                                                                           1,281,363
                                                                                         -----------
France--2.15%
  France Telecom S.A. (Telephone) .............................                  6,600       498,244
  Pernod Ricard (Beverages-Non-Alcoholic) .....................                  8,070       540,601
                                                                                         -----------
                                                                                           1,038,845
                                                                                         -----------
Italy--0.18%
  Tecnost S.p.A. (Computers-Software & Services)  (a) .........                 36,000        88,673
                                                                                         -----------
Netherlands--5.28%
  ING Groep N.V. (Insurance Brokers) ..........................                 12,938       700,030
  Koninklijke KPN N.V. (Telecommunications-Long Distance) .....                 13,005       609,834
  Royal Dutch Petroleum Co. (Oil-International Integrated) ....                 21,160     1,238,666
                                                                                         -----------
                                                                                           2,548,530
                                                                                         -----------
New Zealand--1.27%
  Telecom Corp. of New Zealand Ltd. (Telephone) ...............                143,200       614,120
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F16

                       GTG VARIABLE GROWTH & INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS--26.39%                                                        SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
                                                                                         -----------
Switzerland--3.38%
  Swisscom A.G. (Telephone) ...................................                  1,414   $   531,784
  UBS A.G. (Bank-Major Regional) ..............................                  3,686     1,099,520
                                                                                         -----------
                                                                                           1,631,304
                                                                                         -----------
United Kingdom--8.59%
  Cadbury Schweppes PLC (Foods) ...............................                176,510     1,124,025
  CGU PLC (Insurance Brokers) .................................                 42,916       619,979
  Diageo PLC (Beverages-Alcoholic) ............................                 69,151       722,120
  EMI Group PLC (Leisure Time-Products) .......................                 75,790       608,072
  Lloyds TSB Group PLC (Banks-Major Regional) .................                 41,571       563,526
  Reckitt & Colman PLC (Household Products/Non-durables) ......                 48,816       508,999
                                                                                         -----------
                                                                                           4,146,721
                                                                                         -----------

TOTAL FOREIGN STOCKS (cost $9,913,185) ........................                           12,740,630
                                                                                         -----------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &                         PRINCIPAL
NOTES--13.06%(b)                                                 CURRENCY     AMOUNT
---------------------------------------------------------------  --------   ----------
Netherlands--0.38%
  Tecnost International N.V. (Financial-Diversified), Floating
   Rate Notes, 4.487%,
    06/23/04 ..................................................   EUR          174,000   $   182,462
                                                                                         -----------
France--3.10%
  Government of France (Sovereign Debt), Bonds,
    5.25%, 04/25/08 ...........................................   EUR        1,385,000     1,494,321
                                                                                         -----------
Germany--5.60%
  Bundesrepublik Deutschland (Sovereign Debt), Bonds,
    8.25%, 09/20/01 ...........................................   EUR        1,225,000     1,390,402
    6.25%, 04/26/06 ...........................................   EUR          765,000       879,110
    6.25%, 01/04/24 ...........................................   EUR          380,000       435,271
  IKB Deutshe Industriebank AG (Banks-Major Regional), 6.45%,
   03/31/06 ...................................................   DEM            1,500           871
                                                                                         -----------
                                                                                           2,705,654
                                                                                         -----------
United Kingdom--3.98%
  United Kingdom Treasury (Sovereign Debt)
    Notes, 9.00%, 10/13/08 ....................................   GBP          230,000       460,621
    Bonds, 8.75%, 08/25/17 ....................................   GBP          640,000     1,459,789
                                                                                         -----------
                                                                                           1,920,410
                                                                                         -----------

TOTAL NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES
 (cost $7,064,714) ............................................                            6,302,847
                                                                                         -----------

                                                                            PRINCIPAL      MARKET
U.S. TREASURY BONDS & NOTES--12.83%                                           AMOUNT        VALUE
---------------------------------------------------------------             ----------   -----------
U.S. Treasury Bonds--6.10%
    6.50%, 11/15/26 ...........................................              2,840,000     2,945,705
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F17

                       GTG VARIABLE GROWTH & INCOME FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                            PRINCIPAL      MARKET
U.S. TREASURY BONDS & NOTES--12.83%                                           AMOUNT        VALUE
---------------------------------------------------------------             ----------   -----------
U.S. Treasury Notes--6.73%
    5.625%, 02/28/01 ..........................................             $1,900,000   $ 1,904,720
    5.50%, 02/15/08 ...........................................              1,380,000     1,343,043
                                                                                         -----------
                                                                                           3,247,763
                                                                                         -----------

TOTAL U.S. TREASURY BONDS & NOTES (cost $6,234,908) ...........                            6,193,468
                                                                                         -----------

REPURCHASE AGREEMENT--5.66%(c)
---------------------------------------------------------------
  State Street Bank & Trust Co., 4.70%, 07/01/99
   (cost$2,731,000) (d) .......................................              2,731,000     2,731,000
                                                                                         -----------

TOTAL INVESTMENTS--95.78% .....................................                           46,232,012(e)
Other Assets Less Liabilities--4.22% ..........................                            2,035,862
                                                                                         -----------

NET ASSETS--100.00% ...........................................                          $48,267,874
                                                                                         -----------
                                                                                         -----------

--------------
    Notes to Schedule of Investments:

        (a)  Non-income producing security
        (b)  Par value and coupon are denominated in currency indicated.
        (c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure it market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase are through participation in joint account with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
        (d) Repurchase agreements entered into 06/30/99 with maturing value of $2,731,357. Collateralized by U.S. Government obligations.
        (e) For federal tax purposes cost is $40,087,270 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   7,859,304
                 Unrealized depreciation:            (1,714,562)
                                                  -------------
                 Net unrealized appreciation:     $   6,144,742
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    EUR--Euro
    DEM--German Deutsche Mark
    GBP--British Pound Sterling

                       See Notes to Financial Statements.

                                      F18

                      GTG VARIABLE TELECOMMUNICATIONS FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                              MARKET
DOMESTIC COMMON STOCKS--70.96%                               SHARES                            VALUE
----------------------------------------------             ----------   ----------------------------
Broadcasting (Television, Radio &
 Cable)--3.84%
  Broadcast.com, Inc. (a) ....................                  7,500   $                  1,001,719
  Comcast Corp. - Class A ....................                 18,600                        714,937
  United GlobalCom, Inc. - Class A (a) .......                 16,500                      1,115,812
                                                                                       -------------
                                                                                           2,832,468
                                                                                       -------------
Communications Equipment--15.52%
  Aware, Inc. (a) ............................                  8,400                        387,450
  Corning, Inc. ..............................                 18,000                      1,262,250
  Lucent Technologies, Inc. ..................                  6,800                        458,575
  Motorola, Inc. .............................                 32,900                      3,117,275
  PairGain Technologies, Inc. (a) ............                 36,000                        414,000
  Proxim, Inc. (a) ...........................                  6,000                        348,000
  QUALCOMM, Inc. (a) .........................                  2,900                        416,150
  Tellabs, Inc. (a) ..........................                 32,000                      2,162,000
  Uniphase Corp. (a) .........................                 17,300                      2,871,800
                                                                                       -------------
                                                                                          11,437,500
                                                                                       -------------
Computers (Hardware)--2.03%
  International Business Machines Corp. ......                 11,600                      1,499,300
                                                                                       -------------
Computers (Networking)--4.06%
  Cisco Systems, Inc. (a) ....................                 46,400                      2,992,800
                                                                                       -------------
Computers (Peripherals)--3.22%
  EMC Corp. ..................................                 43,200                      2,376,000
                                                                                       -------------
Computers (Software & Services)--14.29%
  America Online, Inc. .......................                 24,100                      2,663,050
  At Home Corp. (a) ..........................                 27,257                      1,470,174
  eBay, Inc. (a) .............................                 10,000                      1,510,000
  InfoSpace.com, Inc. (a) ....................                 26,000                      1,222,000
  Inktomi Corp. (a) ..........................                 12,700                      1,658,144
  Lycos, Inc. (a) ............................                  6,000                        551,250
  Novell, Inc. (a) ...........................                 25,000                        662,500
  Yahoo!, Inc. (a) ...........................                  4,600                        792,350
                                                                                       -------------
                                                                                          10,529,468
                                                                                       -------------
Electronics (Semiconductors)--4.49%
  Broadcom Corp. (a) .........................                 13,000                      1,879,313
  Maker Communications, Inc. (a) .............                  1,700                         52,700
  PMC-Sierra, Inc. (a) .......................                 16,000                        943,000
  Texas Instruments, Inc. ....................                  3,000                        435,000
                                                                                       -------------
                                                                                           3,310,013
                                                                                       -------------
Entertainment--1.03%
  Time Warner, Inc. ..........................                 10,300                        757,050
                                                                                       -------------

                       See Notes to Financial Statements.

                                      F19

                      GTG VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                              MARKET
DOMESTIC COMMON STOCKS--70.96%                               SHARES                            VALUE
----------------------------------------------             ----------   ----------------------------
Telecommunications (Cellular/Wireless)--4.12%
  Level 3 Communications, Inc. (a) ...........                 23,000   $                  1,381,438
  Metromedia Fiber Network, Inc. - Class
   A (a) .....................................                 34,700                      1,247,031
  Western Wireless Corp. - Class A (a) .......                 15,000                        405,000
                                                                                       -------------
                                                                                           3,033,469
                                                                                       -------------
Telecommunications (Long Distance)--9.76%
  AT&T Corp. .................................                 15,709                        876,759
  Global TeleSystems Group, Inc. (a) .........                 34,200                      2,770,200
  MCI WorldCom, Inc. (a) .....................                 36,036                      3,108,105
  WinStar Communications, Inc. (a) ...........                  9,000                        438,750
                                                                                       -------------
                                                                                           7,193,814
                                                                                       -------------
Telephone--8.60%
  Bell Atlantic Corp. ........................                 21,000                      1,372,875
  BellSouth Corp. ............................                 11,000                        515,625
  NTL, Inc. (a) ..............................                 20,732                      1,786,839
  Qwest Communications International,
   Inc. (a) ..................................                 28,000                        925,750
  SBC Communications, Inc. ...................                 29,900                      1,734,200
                                                                                       -------------
                                                                                           6,335,289
                                                                                       -------------

TOTAL DOMESTIC COMMON STOCKS (cost
 $36,935,402) ................................                                            52,297,171
                                                                                       -------------
FOREIGN STOCKS & OTHER EQUITY
INTERESTS--23.78%
----------------------------------------------
Canada--3.40%
  BCE, Inc. (Telephone) ......................                 15,734                        766,145
  Nortel Networks Corp. (Communications
   Equipment) ................................                  8,100                        703,181
  Rogers Communications, Inc.
  (Telecommunications-Cellular/Wireless) (a) ....              17,600                        282,484
  Shaw Communications, Inc.
   (Broadcasting-Television, Radio &
   Cable) ....................................                 19,100                        755,704
                                                                                       -------------
                                                                                           2,507,514
                                                                                       -------------
Finland--4.50%
  Nokia Oyj A.B. - Class A - ADR
   (Communications Equipment) ................                 36,200                      3,314,562
                                                                                       -------------
Germany--2.89%
  Mannesmann A.G. (Machinery-Diversified) ....                 14,300                      2,132,528
                                                                                       -------------
Greece--0.09%
  Panafon S.A.
  (Telecommunications-Cellular/Wireless) (a) ....               2,700                         65,038
                                                                                       -------------
Ireland--0.82%
  Esat Telecom Group PLC - ADR
   (Telecommunications-Long Distance) (a) ....                 13,800                        605,475
                                                                                       -------------
Japan--3.19%
  Nippon Telegraph & Telephone Corp.
   (Telecommunications-Long Distance) ........                    970                      1,130,798
  NTT Mobile Communications Network, Inc.
   (Telecommunications-Cellular/Wireless) ....                    900                      1,220,339
                                                                                       -------------
                                                                                           2,351,137
                                                                                       -------------
Mexico--0.44%
  Telefonos de Mexico S.A. - ADR
   (Telephone) ...............................                  4,000                        323,250
                                                                                       -------------

                       See Notes to Financial Statements.

                                      F20

                      GTG VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY                                                                 MARKET
INTERESTS--23.78%                                            SHARES                            VALUE
----------------------------------------------             ----------   ----------------------------
                                                                                       -------------
Netherlands--0.55%
  Equant N.V. (Computers-Networking) (a) .....                  2,000   $                    184,271
  Equant N.V. - ADR
   (Computers-Networking) (a) ................                  2,300                        216,488
                                                                                       -------------
                                                                                             400,759
                                                                                       -------------
Spain--1.04%
  Telefonica S.A. (Telephone) ................                 15,917                        766,171
                                                                                       -------------
United Kingdom--6.86%
  British Sky Broadcasting Group PLC
   (Broadcasting-Television, Radio &
   Cable) ....................................                 45,000                        417,430
  British Telecommunications PLC
   (Communications Equipment) ................                 42,700                        715,461
  Energis PLC (Telephone) (a) ................                 11,010                        262,574
  Orange PLC (Telephone) (a) .................                 75,400                      1,105,298
  Vodafone Airtouch PLC
   (Telecommunications-Cellular/Wireless) ....                 64,800                      1,276,763
  Vodafone Airtouch PLC - ADR
   (Telecommunications-Cellular/Wireless) ....                  6,500                      1,280,500
                                                                                       -------------
                                                                                           5,058,026
                                                                                       -------------

TOTAL FOREIGN STOCKS & OTHER EQUITY INTERESTS
 (cost $9,162,928) ...........................                                            17,524,460
                                                                                       -------------

                                                           PRINCIPAL
REPURCHASE AGREEMENT--5.36% (b)                              AMOUNT
----------------------------------------------             ----------
  State Street Bank & Trust Co., 4.70%,
   07/01/99 (cost $3,954,000) (c) ............             $3,954,000                      3,954,000
                                                                                       -------------

TOTAL INVESTMENTS--100.10% ...................                                            73,775,631(d)
Liabilities Less Other Assets--(0.10%) .......                                               (73,239)
                                                                                       -------------

NET ASSETS--100.00% ..........................                          $                 73,702,392
                                                                                       -------------
                                                                                       -------------

--------------
    Notes to Schedule of Investments

        (a)  Non-income producing security.
        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase greement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repuchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 6/30/99 with a maturing value of $3,954,516. Collateralized by U.S. Government obligations.
        (d) Investments have the same cost for federal tax and financial statement purposes and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  24,489,920
                 Unrealized depreciation:              (766,619)
                                                  -------------
                 Net unrealized appreciation:     $  23,723,301
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    ADR--American Depositary Receipt
    Rts.--Rights

                       See Notes to Financial Statements.

                                      F21

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--72.29%                                                        SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Argentina--1.20%
  Banco de Galicia y Buenos Aires S.A. de C.V. - ADR
   (Banks-Regional) ...........................................                   2,138   $   43,294
  Nortel Inversora S.A. - ADR (Telephone) .....................                   1,900       33,012
  Telefonica de Argentina S.A. - ADR (Telephone) ..............                   1,263       39,627
                                                                                          ----------
                                                                                             115,933
                                                                                          ----------
Brazil--9.89%
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar -
   ADR (Retail-Food Chains) ...................................                   2,100       39,244
  Companhia de Saneamento Basico do Estado de Sao Paulo (Water
   Utilities) .................................................                     467       37,211
  Companhia de Tecidos Norte de Minas (Textiles-Specialty) ....                     301       25,161
  Companhia Energetica de Minas Gerais - ADR (Electric
   Companies) .................................................                   7,878      164,408
  Companhia Paranaense de Energia - ADR (Electric
   Companies) .................................................                  10,100       84,587
  Companhia Vale do Rio Doce - Class A Pfd. (Iron & Steel) ....                   3,700       72,725
  Eletricidade de Sao Paulo S.A. (Electric Companies) .........                   1,205       53,423
  Petroleo Brasileiro S.A. - Petrobras - Pfd. (Oil &
   Gas-Exploration & Production) ..............................                     711      109,999
  Telebras - Pfd. ADR (Telephone) .............................                   2,612      235,570
  Telecomunicacoes Brasileiras S.A. - ADR (Telephone) .........                   1,812          113
  Telecomunicacoes de Sao Paulo S.A. (Telephone) (a) ..........                     688       57,139
  Telecomunicacoes de Sao Paulo S.A. - Pfd. (Telephone) .......                      19        2,240
  Uniao de Bancos Brasileiros S.A. - GDR (Banks-Regional) .....                   3,140       75,568
                                                                                          ----------
                                                                                             957,388
                                                                                          ----------
Chile--1.40%
  Compania Cervecerias Unidas S.A. - ADR
   (Beverages-Alcoholic) ......................................                   1,500       42,937
  Enersis S.A. - ADR (Electric Companies) .....................                   1,791       40,969
  Sociedad Quimica y Minera de Chile S.A. - ADR (Chemicals) ...                   1,460       51,647
                                                                                          ----------
                                                                                             135,553
                                                                                          ----------
China--1.02%
  Beijing Yanhua Petrochemical Co. Ltd. (Chemical
   Diversified) (a) ...........................................                 160,000       36,089
  Huaneng Power International, Inc. - ADR (Electric
   Companies) .................................................                   3,676       62,952
                                                                                          ----------
                                                                                              99,041
                                                                                          ----------
Egypt--1.75%
  Al-Ahram Beverages Co. S.A.E. - GDR
   (Beverages-Alcoholic)(acquired 02/12/97-02/25/99; cost
   $76,304) (b) ...............................................                   2,850       81,510
  Misr International Bank - GDR (Banks-Major Regional) ........                   6,200       61,256
  Suez Cement Co. - GDR (Building Materials) ..................                   1,863       26,548
                                                                                          ----------
                                                                                             169,314
                                                                                          ----------
Greece--3.35%
  Alpha Credit Bank (Banks-Regional) ..........................                   1,162       74,813
  Commercial Bank of Greece, S.A. (Banks-Major Regional) ......                   1,000       71,440
  Hellenic Telecommunication Organization S.A.
   (Telecommunication-Cellular/Wireless) ......................                   2,877       61,591
  National Bank of Greece S.A. (Banks-Money Center) ...........                     858       56,057
  STET Hellas Telecommunications S.A. - ADR
   (Telecommunications-Cellular/Wireless) (a) .................                   2,695       60,301
                                                                                          ----------
                                                                                             324,202
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F22

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--72.29%                                                        SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Hong Kong--1.79%
  China Everbright Ltd. (Land Development) (a) ................                 174,000   $  173,807
                                                                                          ----------
Hungary--3.31%
  Magyar Tavkozlesi Rt - ADR (Telecommunications-Long
   Distance) ..................................................                   4,440      122,100
  MOL Magyar Olaj-es Gazipari Rt. - GDR (Oil-Domestic
   Integrated) ................................................                   8,280      198,720
                                                                                          ----------
                                                                                             320,820
                                                                                          ----------
India--4.54%
  Hindalco Inds Ltd. (Aluminum) ...............................                     400        5,795
  Hindustan Lever Ltd. (Personal Care) ........................                   2,600      142,646
  ITC Ltd. (Tobacco) ..........................................                   4,600      116,166
  Larsen & Toubro Ltd. (Manufacturing-Diversified) (a) ........                  19,000      125,484
  Pentafour Software & Exports Ltd. (Computer Software and
   Services) ..................................................                     900       23,651
  Pentafour Software & Exports Ltd. - GDR (Computer Software
   and Services) (a) ..........................................                   1,000       26,292
                                                                                          ----------
                                                                                             440,034
                                                                                          ----------
Indonesia--2.08%
  PT Lippo Bank Tbk (Banks-Major Regional) (a) ................                 990,000       53,610
  PT Telekomunikasi Indonesia - ADR
   (Insurance-Property-Casualty) ..............................                  11,880      147,758
                                                                                          ----------
                                                                                             201,368
                                                                                          ----------
Israel--3.33%
  Bank Leumi Le-Isreal (Banks-Money Center) (a) ...............                  37,226       70,343
  Bezeq Israeli Telecommunications Corp. Ltd.
   (Telecommunication-Cellular/Wireless) (a) ..................                   9,300       37,446
  Blue Square Chain Investments and Properties Ltd.
   (Retail-Food Chains) (a) ...................................                   2,773       45,408
  Blue Square-Israel Ltd. - ADR (Retail-Food Chains) ..........                   3,900       61,913
  Discount Investment Corp. (Investment Banking/Brokerage) ....                   1,890       73,834
  Teva Pharmaceutical Industries Ltd. (Health
   Care-Drugs-Generic & Other) ................................                     700       33,274
                                                                                          ----------
                                                                                             322,218
                                                                                          ----------
Malaysia--3.15%(c)
  Berjaya Sports Toto Berhad (Leisure Time-Products) ..........                  51,000      100,403
  Commerce Asset-Holdings Berhad (Finance-Asset
   Management) (a) ............................................                  16,000       33,647
  Public Finance Berhad (Banks-Regional) ......................                  56,000       50,112
  Telekom Malaysia Berhad (Telephone) .........................                  38,000      120,716
                                                                                          ----------
                                                                                             304,878
                                                                                          ----------
Mexico--10.31%
  Aracruz Celulose S.A. - Class B Pfd. (Homebuilding) (a) .....                   7,700       30,931
  Cemex S.A. de CV (Construction-Cement & Aggregates) .........                  23,247      114,449
  Cifra S.A. de C.V. (Retail-General Merchandise) (b) .........                  42,695       85,073
  Corporacion GEO S.A. de C.V. (Construction-Cement &
   Aggregates) (a) ............................................                   7,500       31,797
  Fomento Economico Mexicano, S.A. de C.V.-ADR
   (Beverages-Non-Alcoholic) ..................................                   6,089      242,799
  Grupo Carso S.A. de C.V. (Manufacturing-Diversified) (a) ....                  22,800      105,603
  Grupo Financiero Bancomer, S.A. de C.V.
   (Banks-Regional) (a) .......................................                 282,886      102,241
  Telefonos de Mexico S.A. - ADR (Telephone) ..................                   3,118      251,973

                       See Notes to Financial Statements.

                                      F23

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--72.29%                                                        SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Mexico (Continued)
  Tubos de Acero de Mexico S.A. - ADR (Oil & Gas-Drilling &
   Equipment) .................................................                   3,100   $   33,713
                                                                                          ----------
                                                                                             998,579
                                                                                          ----------
Peru--0.52%
  Credicorp Ltd. - ADR (Financial-Diversified) ................                   4,580       50,380
                                                                                          ----------
Philippines--2.84%
  Far East Bank & Trust Company (Banks-Regional) (a) ..........                  25,300       35,240
  Manila Electric Co. (Electric Power) ........................                  14,710       52,964
  Philippine Long Distance Telephone Co. - ADR (Telephone) ....                   6,200      186,775
                                                                                          ----------
                                                                                             274,979
                                                                                          ----------
Poland--0.92%
  Browary Zywiec S.A. (Beverages-Alcoholic) ...................                     103       11,883
  Kredyt Bank PBI S.A. - GDR (Banks-Regional) (a) .............                   1,634       39,216
  Telekomunikacja Polska S.A. - GDR (Telephone) (a) ...........                   5,291       37,725
                                                                                          ----------
                                                                                              88,824
                                                                                          ----------
Singapore--0.32%
  Asia Pulp & Paper Co. Ltd. - ADR (Paper & Forest
   Products) (a) ..............................................                   3,175       30,559
                                                                                          ----------
South Africa--7.15%
  Anglo American Platinum Corp. Ltd. (Metals Mining) ..........                   4,000       93,338
  Anglo American PLC (Metals Mining) (a) ......................                   1,200       56,082
  Barlow Ltd. (Manufacturing-Diversified) .....................                  15,000       86,510
  FirstRand Ltd. (Banks-Regional) .............................                  80,500       92,053
  Liberty International PLC (Insurance Brokers) ...............                     960        6,780
  Liberty Life Association of Africa Ltd. (Insurance
   Brokers) ...................................................                   2,060       26,390
  Rembrandt Group Ltd. (Investment Management) ................                  18,217      151,859
  Sanlam Ltd. (Insurance-Life/Health) .........................                  63,820       75,624
  Sappi Ltd. (Paper & Forest Products) ........................                   7,500       54,939
  South African Breweries PLC (Beverages-Alcoholic) ...........                   5,622       48,822
                                                                                          ----------
                                                                                             692,397
                                                                                          ----------
South Korea--5.51%
  Housing & Commercial Bank, Korea (Banks-Major
   Regional) (a) ..............................................                   1,400       44,147
  Korea Electric Power Corp. - ADR (Electric Companies) .......                   2,176       44,608
  Korea Telecom Corp. - ADR (Telephone) (a) ...................                   4,630      185,200
  Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel) ...........                   1,915       64,392
  Samsung Electronics - GDR N.V.
   (Electronics-ComponentDistributors) (Acquired 05/04/99; Cost
   $74,663) (a) (b) ...........................................                   3,300       89,925
  Samsung Electronics - GDR (Electronics-Component
   Distributors) (Acquired 06/11/99; Cost $14,071) (a) (b) ....                     440       23,672
  Shinhan Bank - GDR (Banks-Major Regional) (a) ...............                   3,658       81,391
                                                                                          ----------
                                                                                             533,335
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F24

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--72.29%                                                        SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Taiwan--3.99%
  China Steel Corp. (Metals Mining) ...........................                   8,500   $  130,050
  GT Taiwan Fund (Investment Management) (a) ..................                  19,291      255,995
                                                                                          ----------
                                                                                             386,045
                                                                                          ----------
Thailand--0.82%
  Siam Commercial Bank PLC, Conv. Pfd. (Banks-Regional) (a) ...                  56,124       79,905
                                                                                          ----------
Turkey--3.10%
  Haci Omer Sabanci Holding A.S. (Investment Management) ......               1,335,497       29,740
  Turkiye Is Bankasi (Isbank) (Banks-Money Center) ............               4,640,020       82,443
  Yapi ve Kredi Bankasi A.S. (Banks-Money Center) .............              12,993,530      187,772
                                                                                          ----------
                                                                                             299,955
                                                                                          ----------

TOTAL FOREIGN STOCKS (cost $6,520,890) ........................                            6,999,514
                                                                                          ----------

WARRANTS--9.40%
---------------------------------------------------------------
Singapore--0.90%
  Singapore Airlines Ltd. - Wts., expiring 04/09/02
   (Airlines) (a) .............................................                      10       87,125
                                                                                          ----------
South Korea--6.21%
  Merrill Lynch International & Co. KOSPI 200 - Wts. , expiring
   09/09/99 (Investment Banking/Brokerage) (a) ................                  49,997      453,623
  Merrill Lynch International & Co. SK Telecom Co. Ltd.,
   expiring 02/10/00 (Telecommunications -
   Cellular/Wireless) (a) .....................................                     110      147,300
                                                                                          ----------
                                                                                             600,923
                                                                                          ----------
Taiwan--2.29%
  ABN Taiwan Index NT MY9, expiring 04/28/00 (Investment
   Banking/Brokerage) (a) .....................................                      19      222,129
                                                                                          ----------

TOTAL WARRANTS (cost $470,453) ................................                              910,177
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F25

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
REPURCHASE AGREEMENT--6.78% (D)                                               AMOUNT        VALUE
---------------------------------------------------------------             -----------   ----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $656,000) (e) ..............................................             $   656,000   $  656,000
                                                                                          ----------

TOTAL INVESTMENTS--88.47% .....................................                            8,565,691(f)
Other Assets Less Liabilities--11.53% .........................                            1,116,216
                                                                                          ----------

NET ASSETS--100.00% ...........................................                           $9,681,907
                                                                                          ----------
                                                                                          ----------

--------------
    Notes to Schedule of Investments.

        (a)  Non-income producing security.
        (b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/99 was $195,107 which represented 2.02% of the Fund's net assets.
        (c) Security fair valued in accordance with procedures established by the Board of Trustees.
        (d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment manager or its affiliates.
        (e) Repurchase agreement entered into 06/30/99 with a maturing value $656,086. Collaterized by U.S. Treasury obligations.
        (f) For federal income tax purposes, cost is $7,686,171 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,271,502
                 Unrealized depreciation:              (391,982)
                                                  -------------
                 Net unrealized appreciation:     $     879,520
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    ADR--American Depositary Receipt
    Conv.--Convertible
    GDR--Global Depositary Receipt
    KOSPI--Korea Stock Price Index 200
    Pfd.--Preferred
    Wts.--Warrants

                       See Notes to Financial Statements.

                                      F26

                        GTG VARIABLE INFRASTRUCTURE FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
DOMESTIC COMMON STOCKS--49.90%                                               SHARES         VALUE
-------------------------------------------------------------             -------------   ----------
Aerospace/Defense--3.28%
  General Dynamics Corp. ....................................                     1,300   $   89,050
  Gulfstream Aerospace Corp. (a) ............................                     1,342       90,669
                                                                                          ----------
                                                                                             179,719
                                                                                          ----------
Airlines--0.91%
  COMAIR Holdings, Inc. .....................................                     2,400       49,950
                                                                                          ----------
Communications Equipment--4.45%
  Juniper Networks, Inc. (a) ................................                       100       14,900
  L-3 Communications Holdings, Inc. (a) .....................                     1,800       86,962
  Lucent Technologies, Inc. .................................                     1,000       67,437
  Tellabs, Inc. (a) .........................................                     1,104       74,589
                                                                                          ----------
                                                                                             243,888
                                                                                          ----------
Computers (Networking)--2.11%
  Cisco Systems, Inc. (a) ...................................                     1,788      115,326
                                                                                          ----------
Construction (Cement & Aggregates)--2.87%
  Martin Marietta Materials, Inc. ...........................                       919       54,221
  Southdown, Inc. ...........................................                     1,600      102,800
                                                                                          ----------
                                                                                             157,021
                                                                                          ----------
Electric Companies--9.98%
  Dominion Resources, Inc. ..................................                     1,900       82,294
  FPL Group, Inc. ...........................................                     1,600       87,400
  GPU, Inc. .................................................                     2,100       88,594
  Montana Power Co. .........................................                     1,000       70,500
  Pinnacle West Capital Corp. ...............................                     1,646       66,251
  Public Service Enterprise Group, Inc. .....................                     1,900       77,662
  Texas Utilities Co. .......................................                     1,800       74,250
                                                                                          ----------
                                                                                             546,951
                                                                                          ----------
Homebuilding--3.80%
  Centex Corp. ..............................................                     2,900      108,931
  Kaufman and Broad Home Corp. ..............................                     4,000       99,500
                                                                                          ----------
                                                                                             208,431
                                                                                          ----------
Machinery (Diversified)--1.89%
  Ingersoll-Rand Co. ........................................                     1,600      103,400
                                                                                          ----------
Manufacturing (Diversified)--3.40%
  United Technologies Corp. .................................                     2,600      186,388
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F27

                        GTG VARIABLE INFRASTRUCTURE FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
DOMESTIC COMMON STOCKS--49.90%                                               SHARES         VALUE
-------------------------------------------------------------             -------------   ----------
Natural Gas--4.57%
  El Paso Energy Corp. ......................................                     1,700   $   59,819
  Enron Corp. ...............................................                     2,332      190,641
                                                                                          ----------
                                                                                             250,460
                                                                                          ----------
Power Producers (Independent)--1.58%
  AES Corp. (a) .............................................                     1,485       86,316
                                                                                          ----------
Telecommunications (Cellular/Wireless)--0.41%
  Phone.com, Inc. (a) .......................................                       400       22,400
                                                                                          ----------
Telecommunications (Long Distance)--4.65%
  AT&T Corp. ................................................                     1,473       82,212
  MCI WorldCom, Inc. (a) ....................................                     2,000      172,500
                                                                                          ----------
                                                                                             254,712
                                                                                          ----------
Telephone--5.56%
  Bell Atlantic Corp. .......................................                     2,000      130,750
  SBC Communications, Inc. ..................................                     3,000      174,000
                                                                                          ----------
                                                                                             304,750
                                                                                          ----------
Water Utilities--0.44%
  Azurix Corp. (a) ..........................................                     1,200       24,000
                                                                                          ----------

TOTAL DOMESTIC COMMON STOCKS (cost $2,072,204) ..............                              2,733,712
                                                                                          ----------

                                                                                            MARKET
FOREIGN STOCKS--40.67%                                                       SHARES         VALUE
-------------------------------------------------------------             -------------   ----------
Canada--1.59%
  Canadian National Railway Co. (Railroads) .................                     1,300       87,255
                                                                                          ----------
Finland--3.56%
  Nokia Oyj A.B. - Class A - ADR (Communications
   Equipment) ...............................................                     2,000      183,125
  Sonera Group Oyj (Telecommunications-Cellular/Wireless) ...                       550       12,017
                                                                                          ----------
                                                                                             195,142
                                                                                          ----------
France--4.98%
  Lafarge S.A. (Engineering & Construction) .................                       750       71,266
  Suez Lyonnaise des Eaux (Manufacturing-Diversified) .......                       350       63,088
  Vivendi (Consumer Services) ...............................                     1,710      138,431
                                                                                          ----------
                                                                                             272,785
                                                                                          ----------
Germany--4.40%
  Mannesmann A.G. (Machinery-Diversified) ...................                     1,300      193,866
  Viag A.G. (Manufacturing-Diversified) .....................                       100       47,201
                                                                                          ----------
                                                                                             241,067
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F28

                        GTG VARIABLE INFRASTRUCTURE FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--40.67%                                                       SHARES         VALUE
-------------------------------------------------------------             -------------   ----------
Ireland--1.94%
  CRH PLC (Construction-Cement & Aggregates) ................                     4,000   $   70,857
  Esat Telecom Group PLC - ADR (Telecommunications-Long
   Distance) (a) ............................................                       800       35,100
                                                                                          ----------
                                                                                             105,957
                                                                                          ----------
Italy--1.81%
  Aeroporti di Roma S.p.A. (Aerospace/Defense) ..............                     5,100       31,484
  Telecom Italia S.p.A. (Telephone) .........................                    12,500       67,762
                                                                                          ----------
                                                                                              99,246
                                                                                          ----------
Japan--1.79%
  Bridgestone Corp. (Auto Parts & Equipment) ................                       100       30,260
  NTT Mobile Communications Network, Inc.
   (Telecommunications-Cellular/Wireless) ...................                         5       67,797
                                                                                          ----------
                                                                                              98,057
                                                                                          ----------
Netherlands--1.85%
  Equant N.V. - ADR (Computers-Networking) (a) ..............                       880       82,830
  Libertel N.V.(Telecommunications-Cellular/Wireless) (a) ...                       950       18,602
                                                                                          ----------
                                                                                             101,432
                                                                                          ----------
Portugal--1.32%
  Brisa-Auto Estradas de Portugal, S.A. (Engineering &
   Construction) ............................................                       900       37,102
  Electricidade de Portugal, S.A. (Electric Companies) ......                     1,950       35,089
                                                                                          ----------
                                                                                              72,191
                                                                                          ----------
South Korea--2.97%
  Korea Electric Power Corp. - ADR (Electric Companies) .....                     3,000       61,500
  Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel) .........                     3,000      100,875
                                                                                          ----------
                                                                                             162,375
                                                                                          ----------
Spain--3.11%
  Endesa S.A. - ADR (Electric Companies) ....................                     3,900       82,875
  Grupo Ferrovial, S.A. (Construction-Cement &
   Aggregates) (a) ..........................................                     2,000       48,438
  Union Electrica Fenosa, S.A. (Electric Companies) .........                     3,000       39,204
                                                                                          ----------
                                                                                             170,517
                                                                                          ----------
Switzerland--1.03%
  Swisscom A.G. (Telephone) .................................                       150       56,413
                                                                                          ----------
United Kingdom--10.32%
  BG PLC (Oil & Gas-Exploration & Production) ...............                    10,300       62,912
  General Electric Co. PLC (Manufacturing-Diversified) ......                     6,240       63,638
  Hanson PLC - ADR (Manufacturing-Diversified) ..............                     1,500       66,562
  National Grid Group PLC (Electric Companies) ..............                     9,290       64,650
  Racal Electronic PLC
   (Telecommunications-Cellular/Wireless) ...................                    13,500       82,458
  Railtrack Group PLC (Shipping) ............................                     2,200       44,977
  Stagecoach Holdings PLC (Shipping) ........................                    13,800       49,432

                       See Notes to Financial Statements.

                                      F29

                        GTG VARIABLE INFRASTRUCTURE FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--40.67%                                                       SHARES         VALUE
-------------------------------------------------------------             -------------   ----------
United Kingdom (Continued)
  Vodafone Airtouch PLC
   (Telecommunications-Cellular/Wireless) ...................                     3,140   $   61,868
  Vodafone Airtouch PLC - ADR
   (Telecommunications-Cellular/Wireless) ...................                       350       68,950
                                                                                          ----------
                                                                                             565,447
                                                                                          ----------

TOTAL FOREIGN STOCKS (cost $1,606,926) ......................                              2,227,884
                                                                                          ----------

                                                                            PRINCIPAL
U.S. GOVERNMENT AGENCY SECURITIES--5.18%                                     AMOUNT
-------------------------------------------------------------             -------------
Federal Home Loan Mortgage Corp., Discount Notes, 4.60%,
 07/01/99 (b) ...............................................             $     284,000      284,000
                                                                                          ----------

TOTAL INVESTMENTS--95.75% ...................................                              5,245,596(c)
Other Assets Less Liabilities--4.25% ........................                                233,002
                                                                                          ----------

NET ASSETS--100.00% .........................................                             $5,478,598
                                                                                          ----------
                                                                                          ----------

--------------
    Notes to Schedule of Investments.

        (a)  Non-income producing security.
        (b) Rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
        (c) Investments have the same cost for federal tax and financial statement purposes and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,373,822
                 Unrealized depreciation:               (91,357)
                                                  -------------
                 Net unrealized appreciation:     $   1,282,465
                                                  -------------
                                                  -------------

    Investment Abbreviation:
    ADR--American Depositary Receipt

                       See Notes to Financial Statements.

                                      F30

                      GTG VARIABLE NATURAL RESOURCES FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
DOMESTIC COMMON STOCKS--48.89%                                                SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Aluminum--2.72%
  Alcoa Inc. ..................................................                   1,200   $   74,250
  Reynolds Metals Co. .........................................                   2,200      129,800
                                                                                          ----------
                                                                                             204,050
                                                                                          ----------
Building Materials--0.86%
  USG Corp. ...................................................                   1,150       64,400
                                                                                          ----------
Chemicals--2.54%
  E. I. du Pont de Nemours & Co. ..............................                   1,200       81,975
  Solutia, Inc. ...............................................                   5,100      108,694
                                                                                          ----------
                                                                                             190,669
                                                                                          ----------
Chemicals (Specialty)--0.98%
  W.R. Grace & Co. (a) ........................................                   4,000       73,500
                                                                                          ----------
Construction (Cement & Aggregates)--1.81%
  Martin Marietta Materials, Inc. .............................                   1,100       64,900
  Southdown, Inc. .............................................                   1,103       70,868
                                                                                          ----------
                                                                                             135,768
                                                                                          ----------
Containers & Packaging (Paper)--2.48%
  Gaylord Container Corp. (a) .................................                   8,800       69,850
  Smurfit-Stone Container Corp. (a) ...........................                   2,000       41,125
  Temple-Inland, Inc. .........................................                   1,100       75,075
                                                                                          ----------
                                                                                             186,050
                                                                                          ----------
Electric Companies--2.43%
  Montana Power Co. ...........................................                   1,700      119,850
  PacifiCorp ..................................................                   3,400       62,475
                                                                                          ----------
                                                                                             182,325
                                                                                          ----------
Gold & Precious Metals Mining--2.57%
  Stillwater Mining Co. (a) ...................................                   5,900      192,856
                                                                                          ----------
Iron & Steel--0.39%
  AK Steel Holding Corp. ......................................                   1,300       29,250
                                                                                          ----------
Manufacturing (Specialized)--3.13%
  Sealed Air Corp. (a) ........................................                   1,200       77,850
  USEC Inc. ...................................................                  10,550      156,931
                                                                                          ----------
                                                                                             234,781
                                                                                          ----------
Metals Mining--1.31%
  Freeport-McMoRan Copper & Gold, Inc. (a) ....................                   5,500       98,656
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F31

                      GTG VARIABLE NATURAL RESOURCES FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
DOMESTIC COMMON STOCKS--48.89%                                                SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Natural Gas--6.65%
  Coastal Corp. (The) .........................................                   1,300   $   52,000
  Columbia Energy Group .......................................                   1,200       75,225
  Consolidated Natural Gas Co. ................................                     800       48,600
  Enron Corp. .................................................                     900       73,575
  Questar Corp. ...............................................                   6,800      130,050
  Williams Companies, Inc. (The) ..............................                   2,800      119,175
                                                                                          ----------
                                                                                             498,625
                                                                                          ----------
Oil (Domestic Integrated)--3.54%
  Amerada Hess Corp. ..........................................                   1,600       95,200
  Atlantic Richfield Co. ......................................                   1,100       91,919
  USX-Marathon Group ..........................................                   2,400       78,150
                                                                                          ----------
                                                                                             265,269
                                                                                          ----------
Oil (International Integrated)--4.47%
  Chevron Corp. ...............................................                   1,400      133,263
  Exxon Corp. .................................................                     700       53,988
  Mobil Corp. .................................................                     800       79,200
  Texaco, Inc. ................................................                   1,100       68,750
                                                                                          ----------
                                                                                             335,201
                                                                                          ----------
Oil & Gas (Drilling & Equipment)--3.87%
  Baker Hughes, Inc. ..........................................                   1,800       60,300
  BJ Services Co. (a) .........................................                   2,900       85,369
  Cooper Cameron Corp. (a) ....................................                   1,500       55,594
  Schlumberger Ltd. ...........................................                   1,000       63,687
  Veritas DGC, Inc. (a) .......................................                   1,400       25,637
                                                                                          ----------
                                                                                             290,587
                                                                                          ----------
Oil & Gas (Exploration & Production)--6.04%
  Barrett Resources Corp. (a) .................................                   2,800      107,450
  Devon Energy Corp. ..........................................                   3,200      114,400
  JP Morgan Index Funding Co. COMPS (a) .......................                   9,200      170,200
  Triton Energy Ltd. (a) ......................................                   5,700       61,275
                                                                                          ----------
                                                                                             453,325
                                                                                          ----------
Paper & Forest Products--3.10%
  Georgia Pacific Corp. .......................................                   1,600       75,800
  International Paper Co. .....................................                   1,600       80,800
  Weyerhaeuser Co. ............................................                   1,100       75,625
                                                                                          ----------
                                                                                             232,225
                                                                                          ----------

TOTAL DOMESTIC COMMON STOCKS (cost $3,562,178) ................                            3,667,537
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F32

                      GTG VARIABLE NATURAL RESOURCES FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS--35.99%                                                        SHARES        VALUE
---------------------------------------------------------------             -----------   ----------
Belgium--0.71%
  Solvay S.A. (Chemicals-Diversified) .........................                     800   $   53,055
                                                                                          ----------
Canada--16.17%
  Alliance Forest Products Inc. (Paper & Forest
   Products) (a) ..............................................                   5,600       68,979
  Anderson Exploration Ltd. (Oil-Domestic Integrated) (a) .....                   5,700       74,852
  Barrick Gold Corp. (Gold & Precious Metals Mining) ..........                   3,200       61,676
  Berkley Petroleum Corp. (Oil & Gas-Exploration &
   Production) (a) ............................................                  11,800       98,901
  Cameco Corp. (Metals Mining) ................................                   2,900       60,814
  Cominco Ltd. (Metals Mining) ................................                  14,900      251,788
  EdperBrascan Corp. - Class A (Conglomerates) ................                   4,000       60,943
  Inco Ltd. (Metals Mining) (a) ...............................                  14,000      249,881
  IPSCO, Inc. (Iron & Steel) ..................................                   3,800       80,591
  Nexfor Inc. (Paper & Forest Products) .......................                  13,100       80,903
  Placer Dome, Inc. - ADR (Gold & Precious Metals Mining) .....                   4,200       49,613
  Suncor Energy, Inc. (Oil-International Integrated) ..........                   1,800       73,722
                                                                                          ----------
                                                                                           1,212,663
                                                                                          ----------
France--7.05%
  Air Liquide (Chemicals-Specialty) ...........................                     500       78,583
  Elf Aquitaine S.A. - ADR (Oil-International Integrated) .....                   2,000      147,125
  Lafarge S.A. (Engineering & Construction) ...................                     950       90,270
  Total S.A. - ADR (Oil-International Integrated) (a) .........                   3,300      212,644
                                                                                          ----------
                                                                                             528,622
                                                                                          ----------
Germany--1.71%
  BASF A.G. (Chemicals-Diversified) ...........................                   2,914      128,686
                                                                                          ----------
Ireland--0.97%
  Jefferson Smurfit Group PLC - ADR (Containers &
   Packaging-Paper) ...........................................                   3,100       73,044
                                                                                          ----------
Italy--2.24%
  ENI S.p.A - ADR (Oil-International Integrated) ..............                   2,800      168,000
                                                                                          ----------
Netherlands--1.36%
  Royal Dutch Petroleum Co. - New York Shares - ADR
   (Oil-International Integrated) .............................                   1,700      102,425
                                                                                          ----------
South Korea--2.33%
  Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel) ...........                   5,200      174,850
                                                                                          ----------
United Kingdom--3.45%
  British Steel PLC - ADR (Iron & Steel) ......................                   2,800       72,975
  Rio Tinto PLC (Metals Mining) ...............................                  11,070      185,571
                                                                                          ----------
                                                                                             258,546
                                                                                          ----------

TOTAL FOREIGN STOCKS (cost $2,537,918) ........................                            2,699,891
                                                                                          ----------

TOTAL INVESTMENTS EXCLUDING REPURCHASE AGREEMENT (cost
 $6,100,096) ..................................................                            6,367,428
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F33

                      GTG VARIABLE NATURAL RESOURCES FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      MARKET
REPURCHASE AGREEMENT--15.88% (B)                                              AMOUNT        VALUE
---------------------------------------------------------------             -----------   ----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $1,191,000) (c) ............................................             $ 1,191,000   $1,191,000
                                                                                          ----------

TOTAL INVESTMENTS--100.76% ....................................                            7,558,428(d)
                                                                                          ----------
Liabilities Less Other Assets--(0.76%)............ ............                              (57,254)
                                                                                          ----------

NET ASSETS--100.00% ...........................................                           $7,501,174
                                                                                          ----------
                                                                                          ----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b) Collateral on repurchase agreements, including the Fund'spro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repuchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 6/30/99 with a maturing value of $1,191,155. Collateralized by U.S. Government obligations.
        (d) For federal tax purposes cost is $7,291,096 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     569,660
                 Unrealized depreciation:              (302,328)
                                                  -------------
                 Net unrealized appreciation:     $     267,332
                                                  -------------
                                                  -------------

    Investment Abbreviation:
    ADR--American Depositary Receipt
    COMPS--Commodity Index Preferred Securities

                       See Notes to Financial Statements.

                                      F34

                           GTG VARIABLE AMERICA FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Airlines--0.28%
  Southwest Airlines Co. ......................................                  3,500   $   108,937
                                                                                         -----------
Auto Parts & Equipment--0.79%
  Danaher Corp. ...............................................                  3,400       197,625
  SPX Corp. (a) ...............................................                  1,300       108,550
                                                                                         -----------
                                                                                             306,175
                                                                                         -----------
Banks (Major Regional)--0.50%
  Northern Trust Corp. ........................................                  2,000       194,000
                                                                                         -----------
Banks (Regional)--3.14%
  AmSouth Bancorporation ......................................                  3,150        73,041
  Bank United Corp. - Class A .................................                  2,500       100,469
  Compass Bancshares, Inc. ....................................                  6,000       163,500
  First Tennessee National Corp. ..............................                  3,700       141,756
  Firstar Corp. ...............................................                  6,500       182,000
  Golden State Bancorp, Inc. (a) ..............................                  4,200        92,400
  Mercantile Bankshares Corp. .................................                  1,400        49,525
  North Fork Bancorporation, Inc. .............................                  6,900       147,056
  Old Kent Financial Corp. ....................................                  2,205        92,334
  TCF Financial Corp. .........................................                  2,200        61,325
  Zions Bancorporation ........................................                  1,800       114,300
                                                                                         -----------
                                                                                           1,217,706
                                                                                         -----------
Biotechnology--0.93%
  Biogen, Inc. (a) ............................................                  5,400       347,287
  Celera Genomics (a) .........................................                    900        14,569
                                                                                         -----------
                                                                                             361,856
                                                                                         -----------
Broadcasting (Television, Radio & Cable)--3.57%
  Adelphia Communications Corp. (a) ...........................                  2,500       159,062
  AT&T Corp. - Liberty Media Group - Class A (a) ..............                  8,200       301,350
  Chancellor Media Corp. - Class A (a) ........................                  3,900       214,987
  Cox Communications, Inc. - Class A (a) ......................                  1,200        44,175
  Hispanic Broadcasting Corp. (a) .............................                  2,500       189,687
  TCA Cable TV, Inc. ..........................................                  1,500        83,250
  Univision Communications, Inc. (a) ..........................                  4,000       264,000
  USA Networks, Inc. (a) ......................................                  3,200       128,400
                                                                                         -----------
                                                                                           1,384,911
                                                                                         -----------
Building Materials--0.24%
  Masco Corp. .................................................                  3,200        92,400
                                                                                         -----------
Communications Equipment--7.60%
  ADC Telecommunications, Inc. (a) ............................                  4,500       205,031
  Comverse Technology, Inc. (a) ...............................                  4,050       305,775
  Corning, Inc. ...............................................                  8,800       617,100

                       See Notes to Financial Statements.

                                      F35

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Communications Equipment (Continued)
  General Instrument Corp. (a) ................................                  5,000   $   212,500
  Lucent Technologies, Inc. ...................................                 10,560       712,140
  Motorola, Inc. ..............................................                  2,000       189,500
  QUALCOMM, Inc. (a) ..........................................                  1,400       200,900
  Scientific-Atlanta, Inc. ....................................                  5,300       190,800
  Uniphase Corp. (a) ..........................................                  1,900       315,400
                                                                                         -----------
                                                                                           2,949,146
                                                                                         -----------
Computers (Hardware)--0.69%
  Apple Computer, Inc. (a) ....................................                  2,500       115,781
  Comdisco, Inc. ..............................................                  5,900       151,187
                                                                                         -----------
                                                                                             266,968
                                                                                         -----------
Computers (Networking)--0.31%
  VeriSign, Inc. (a) ..........................................                  1,400       120,750
                                                                                         -----------
Computers (Peripherals)--2.81%
  Adaptec, Inc. (a) ...........................................                  5,500       194,219
  EMC Corp. (a) ...............................................                  9,600       528,000
  Lexmark International Group, Inc. (a) .......................                  5,600       369,950
                                                                                         -----------
                                                                                           1,092,169
                                                                                         -----------
Computers (Software & Services)--9.87%
  America Online, Inc. ........................................                  1,900       209,950
  At Home Corp. (a) ...........................................                  2,200       118,662
  BMC Software, Inc. (a) ......................................                 10,600       572,400
  Citrix Systems, Inc. (a) ....................................                  8,200       463,300
  Compuware Corp. (a) .........................................                 13,700       435,831
  Electronic Arts, Inc. (a) ...................................                  2,700       146,475
  Electronics for Imaging, Inc. (a) ...........................                  4,800       246,600
  Intuit, Inc. (a) ............................................                  3,000       270,375
  Lycos, Inc. (a) .............................................                  2,500       229,687
  Novell, Inc. (a) ............................................                  5,200       137,800
  RealNetworks, Inc. (a) ......................................                  1,500       103,312
  Siebel Systems, Inc. (a) ....................................                  1,600       106,200
  Sterling Software, Inc. (a) .................................                  3,400        90,737
  Synopsys, Inc. (a) ..........................................                  4,100       226,269
  Verio, Inc. (a) .............................................                  2,000       139,000
  Veritas Software Corp. (a) ..................................                  3,500       332,281
                                                                                         -----------
                                                                                           3,828,879
                                                                                         -----------
Consumer (Jewelry, Novelties & Gifts)--0.08%
  Action Performance Companies, Inc. (a) ......................                    900        29,700
                                                                                         -----------
Consumer Finance--2.48%
  Capital One Financial Corp. .................................                  6,600       367,537
  Countrywide Credit Industries, Inc. .........................                  1,700        72,675

                       See Notes to Financial Statements.

                                      F36

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Consumer Finance (Continued)
  Providian Financial Corp. ...................................                  4,250   $   397,375
  SLM Holding Corp. ...........................................                  2,700       123,694
                                                                                         -----------
                                                                                             961,281
                                                                                         -----------
Distributors (Food & Health)--0.19%
  US Foodservice, Inc. (a) ....................................                  1,700        72,462
                                                                                         -----------
Electrical Equipment--3.94%
  American Power Conversion Corp. (a) .........................                 11,000       221,375
  Conexant Systems, Inc. (a) ..................................                  3,000       174,187
  Sanmina Corp. (a) ...........................................                  2,500       189,687
  Solectron Corp. (a) .........................................                  8,200       546,837
  Symbol Technologies, Inc. ...................................                  7,200       265,500
  Vishay Intertechnology, Inc. (a) ............................                  6,250       131,250
                                                                                         -----------
                                                                                           1,528,836
                                                                                         -----------
Electronics (Instrumentation)--0.89%
  PE Corp-PE Biosystems Group .................................                  2,000       229,500
  Waters Corp. (a) ............................................                  2,200       116,875
                                                                                         -----------
                                                                                             346,375
                                                                                         -----------
Electronics (Semiconductors)--7.16%
  Altera Corp. (a) ............................................                  7,200       265,050
  Analog Devices, Inc. (a) ....................................                  7,700       386,444
  Atmel Corp. (a) .............................................                  2,300        60,231
  Cypress Semiconductor Corp. (a) .............................                  4,800        79,200
  Linear Technology Corp. .....................................                  5,500       369,875
  LSI Logic Corp. (a) .........................................                  5,400       249,075
  Maxim Integrated Products, Inc. (a) .........................                  4,100       272,650
  Microchip Technology, Inc. (a) ..............................                  3,700       175,287
  National Semiconductor Corp. (a) ............................                  5,500       139,219
  PMC-Sierra, Inc. (a) ........................................                  5,600       330,050
  Vitesse Semiconductor Corp. (a) .............................                  2,000       134,875
  Xilinx, Inc. (a) ............................................                  5,500       314,875
                                                                                         -----------
                                                                                           2,776,831
                                                                                         -----------
Entertainment--0.46%
  SFX Entertainment, Inc. - Class A (a) .......................                  2,800       179,200
                                                                                         -----------
Equipment (Semiconductor)--1.72%
  Applied Materials, Inc. (a) .................................                  2,000       147,750
  KLA-Tencor Corp. (a) ........................................                  3,100       201,112
  Novellus Systems, Inc. (a) ..................................                  1,200        81,900
  Teradyne, Inc. (a) ..........................................                  3,300       236,775
                                                                                         -----------
                                                                                             667,537
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F37

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Financial (Diversified)--0.71%
  FINOVA Group, Inc. ..........................................                  2,900   $   152,612
  MGIC Investment Corp. .......................................                  2,500       121,562
                                                                                         -----------
                                                                                             274,174
                                                                                         -----------
Foods--0.24%
  Keebler Foods Co. (a) .......................................                  3,100        94,162
                                                                                         -----------
Footwear--0.55%
  Nike, Inc.--Class B .........................................                  3,400       215,262
                                                                                         -----------
Gaming, Lottery & Parimutuel Companies--0.48%
  Mandalay Resort Group (a) ...................................                  5,600       118,300
  MGM Grand, Inc. (a) .........................................                  1,400        68,600
                                                                                         -----------
                                                                                             186,900
                                                                                         -----------
Health Care (Drugs-Generic & Other)--1.78%
  Alpharma, Inc. - Class A ....................................                  2,400        85,350
  Forest Laboratories, Inc. (a) ...............................                  1,200        55,500
  Jones Pharma, Inc. ..........................................                  6,500       255,937
  Medicis Pharmaceutical Corp. - Class A (a) ..................                  3,400        86,275
  MedImmune, Inc. (a) .........................................                  1,500       101,625
  Mylan Laboratories, Inc. ....................................                  1,300        34,450
  Watson Pharmaceuticals, Inc. (a) ............................                  2,000        70,125
                                                                                         -----------
                                                                                             689,262
                                                                                         -----------
Health Care (Hospital Management)--0.45%
  Universal Health Services, Inc. - Class B (a) ...............                  3,700       176,675
                                                                                         -----------
Health Care (Managed Care)--0.79%
  Express Scripts, Inc. - Class A (a) .........................                  3,800       228,713
  Trigon Healthcare, Inc. (a) .................................                  2,100        76,388
                                                                                         -----------
                                                                                             305,101
                                                                                         -----------
Health Care (Medical Products & Supplies)--2.37%
  Bausch & Lomb, Inc. .........................................                  2,700       206,550
  Biomet, Inc. ................................................                  5,500       218,625
  Guidant Corp. ...............................................                  3,900       200,606
  Henry Schein, Inc. (a) ......................................                  1,900        60,206
  Stryker Corp. ...............................................                  2,600       156,325
  Sybron International Corp. (a) ..............................                  2,800        77,175
                                                                                         -----------
                                                                                             919,487
                                                                                         -----------
Homebuilding--0.13%
  Clayton Homes, Inc. .........................................                  4,300        49,181
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F38

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Household Furnishing & Appliances--0.74%
  Leggett & Platt, Inc. .......................................                  5,500   $   152,969
  Maytag Corp. ................................................                  1,900       132,406
                                                                                         -----------
                                                                                             285,375
                                                                                         -----------
Household Products (Non-Durables)--0.25%
  Dial Corp. (The) ............................................                  2,600        96,688
                                                                                         -----------
Insurance (Life/Health)--0.86%
  AFLAC, Inc. .................................................                  2,500       119,688
  Provident Companies, Inc. ...................................                  4,100       164,000
  Torchmark Corp. .............................................                  1,500        51,188
                                                                                         -----------
                                                                                             334,876
                                                                                         -----------
Investment Banking/Brokerage--2.22%
  Lehman Brothers Holdings, Inc. ..............................                  1,500        93,375
  Schwab (Charles) Corp. ......................................                  5,950       653,756
  TD Waterhouse Group, Inc. (a) ...............................                  4,500       112,781
                                                                                         -----------
                                                                                             859,912
                                                                                         -----------
Investment Management--1.17%
  Federated Investors, Inc. - Class B .........................                  5,700       102,244
  Franklin Resources, Inc. ....................................                  3,100       125,938
  T. Rowe Price Associates, Inc. ..............................                  5,900       226,413
                                                                                         -----------
                                                                                             454,595
                                                                                         -----------
Leisure Time (Products)--1.68%
  Callaway Golf Co. ...........................................                  5,400        78,975
  Harley-Davidson, Inc. .......................................                  6,500       353,438
  Hasbro, Inc. ................................................                  2,700        75,431
  Mattel, Inc. ................................................                  5,480       144,878
                                                                                         -----------
                                                                                             652,722
                                                                                         -----------
Manufacturing (Diversified)--0.16%
  Pentair, Inc. ...............................................                  1,400        64,050
                                                                                         -----------
Natural Gas--0.34%
  El Paso Energy Corp. ........................................                  3,700       130,194
                                                                                         -----------
Oil & Gas (Drilling & Equipment)--3.30%
  Baker Hughes, Inc. ..........................................                  5,500       184,250
  BJ Services Co. (a) .........................................                  5,200       153,075
  Cooper Cameron Corp. (a) ....................................                  6,400       237,200
  Diamond Offshore Drilling, Inc. .............................                  2,200        62,425
  Global Industries Ltd. (a) ..................................                  7,300        93,531
  Rowan Companies, Inc. (a) ...................................                  6,300       116,156
  Smith International, Inc. (a) ...............................                  4,000       173,750
  Transocean Offshore, Inc. ...................................                  2,600        68,250

                       See Notes to Financial Statements.

                                      F39

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Oil & Gas (Drilling & Equipment) (Continued)
  Varco International, Inc. (a) ...............................                  7,500   $    82,031
  Weatherford International, Inc. (a) .........................                  3,000       109,875
                                                                                         -----------
                                                                                           1,280,543
                                                                                         -----------
Oil & Gas (Exploration & Production)--0.45%
  Apache Corp. ................................................                  3,600       140,400
  Santa Fe Snyder Corp. (a) ...................................                  4,300        32,788
                                                                                         -----------
                                                                                             173,188
                                                                                         -----------
Publishing--0.73%
  Reader's Digest Association, Inc. - Class A .................                  3,100       123,225
  The McGraw-Hill Companies, Inc. .............................                  3,000       161,813
                                                                                         -----------
                                                                                             285,038
                                                                                         -----------
Railroads--0.90%
  Kansas City Southern Industries, Inc. .......................                  5,500       350,969
                                                                                         -----------
Restaurants--1.64%
  Brinker International, Inc. (a) .............................                  5,500       149,531
  Outback Steakhouse, Inc. (a) ................................                  5,200       204,425
  Papa John's International, Inc. (a) .........................                  1,700        75,969
  Starbucks Corp. (a) .........................................                  5,500       206,594
                                                                                         -----------
                                                                                             636,519
                                                                                         -----------
Retail (Building Supplies)--0.51%
  Lowe's Companies, Inc. ......................................                  3,500       198,406
                                                                                         -----------
Retail (Computers & Electronics)--2.43%
  Best Buy Co., Inc. (a) ......................................                  5,900       398,250
  CDW Computer Centers, Inc. (a) ..............................                  5,600       246,400
  Circuit City Stores-Circuit City Group ......................                  3,200       297,600
                                                                                         -----------
                                                                                             942,250
                                                                                         -----------
Retail (Department Stores)--0.88%
  Federated Department Stores, Inc. (a) .......................                  1,500        79,406
  Kohl's Corp. (a) ............................................                  3,400       262,438
                                                                                         -----------
                                                                                             341,844
                                                                                         -----------
Retail (Discounters)--2.08%
  Consolidated Stores Corp. (a) ...............................                  5,300       143,100
  Dollar General Corp. ........................................                  4,375       126,875
  Dollar Tree Stores, Inc. (a) ................................                  5,000       220,000
  Family Dollar Stores, Inc. ..................................                  7,800       187,200
  Ross Stores, Inc. ...........................................                  2,600       130,975
                                                                                         -----------
                                                                                             808,150
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F40

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Retail (Food Chains)--0.39%
  Kroger Co. (a) ..............................................                  5,400   $   150,863
                                                                                         -----------
Retail (Specialty)--2.81%
  Bed Bath & Beyond, Inc. (a) .................................                  7,500       288,750
  eToys, Inc. (a) .............................................                  1,700        69,275
  Linens 'n Things, Inc. (a) ..................................                  3,500       153,125
  Payless ShoeSource, Inc. (a) ................................                  1,300        69,550
  Staples, Inc. (a) ...........................................                 16,500       510,469
                                                                                         -----------
                                                                                           1,091,169
                                                                                         -----------
Retail (Specialty-Apparel)--2.29%
  Abercrombie & Fitch Co. - Class A (a) .......................                  2,500       120,000
  Gap, Inc. (The) .............................................                  2,100       105,788
  Intimate Brands, Inc. .......................................                  3,465       164,154
  Men's Wearhouse, Inc. (The) (a) .............................                  6,300       160,650
  Talbots, Inc. ...............................................                  2,100        80,063
  TJX Companies, Inc. .........................................                  7,800       259,838
                                                                                         -----------
                                                                                             890,493
                                                                                         -----------
Savings & Loan Companies--0.99%
  Astoria Financial Corp. .....................................                  2,700       118,631
  Dime Bancorp, Inc. ..........................................                  7,000       140,875
  GreenPoint Financial Corp. ..................................                  3,800       124,688
                                                                                         -----------
                                                                                             384,194
                                                                                         -----------
Services (Advertising/Marketing)--2.56%
  Interpublic Group of Companies, Inc. ........................                  1,400       121,275
  Lamar Advertising Co. (a) ...................................                  5,700       233,344
  Omnicom Group, Inc. .........................................                  6,800       544,000
  TMP Worldwide, Inc. (a) .....................................                  1,500        95,250
                                                                                         -----------
                                                                                             993,869
                                                                                         -----------
Services (Commercial & Consumer)--1.94%
  Apollo Group, Inc. - Class A (a) ............................                  3,500        92,969
  ChoicePoint, Inc. (a) .......................................                  1,700       114,113
  Cintas Corp. ................................................                  4,100       275,469
  Convergys Corp. (a) .........................................                  2,000        38,500
  Galileo International, Inc. .................................                  2,000       106,875
  Viad Corp. ..................................................                  4,000       123,750
                                                                                         -----------
                                                                                             751,676
                                                                                         -----------
Services (Computer Systems)--0.79%
  Ciber, Inc. (a) .............................................                  2,500        47,813
  Keane, Inc. (a) .............................................                  1,100        24,888
  Policy Management Systems Corp. (a) .........................                  1,500        45,000

                       See Notes to Financial Statements.

                                      F41

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
DOMESTIC COMMON STOCKS--95.92%                                                SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Services (Computer Systems) (Continued)
  SunGard Data Systems, Inc. (a) ..............................                  5,500   $   189,750
                                                                                         -----------
                                                                                             307,451
                                                                                         -----------
Services (Data Processing)--4.61%
  Affiliated Computer Services, Inc. - Class A (a) ............                  2,800       141,750
  Ceridian Corp. (a) ..........................................                  5,800       189,588
  Concord EFS, Inc. (a) .......................................                 12,400       524,675
  CSG Systems International, Inc. (a) .........................                  5,500       144,031
  DST Systems, Inc. (a) .......................................                  1,600       100,600
  Equifax, Inc. ...............................................                  2,400        85,650
  Fiserv, Inc. (a) ............................................                 10,350       324,084
  National Data Corp. .........................................                  2,600       111,150
  Paychex, Inc. ...............................................                  5,250       167,344
                                                                                         -----------
                                                                                           1,788,872
                                                                                         -----------
Specialty Printing--0.27%
  Valassis Communications, Inc. (a) ...........................                  2,850       104,381
                                                                                         -----------
Telecommunications (Cellular/Wireless)--0.76%
  Crown Castle International Corp. (a) ........................                  7,000       145,688
  Metromedia Fiber Network, Inc. - Class A (a) ................                  4,200       150,938
                                                                                         -----------
                                                                                             296,626
                                                                                         -----------
Telecommunications (Long Distance)--0.86%
  Global TeleSystems Group, Inc. (a) ..........................                  4,100       332,100
                                                                                         -----------
Telephone--1.07%
  CenturyTel, Inc. ............................................                  6,150       244,463
  Cincinnati Bell, Inc. .......................................                  2,000        49,875
  NTL, Inc. (a) ...............................................                  1,400       120,663
                                                                                         -----------
                                                                                             415,001
                                                                                         -----------
Textiles (Apparel)--0.92%
  Jones Apparel Group, Inc. (a) ...............................                  6,300       216,169
  Tommy Hilfiger Corp. (a) ....................................                  1,900       139,650
                                                                                         -----------
                                                                                             355,819
                                                                                         -----------
Textiles (Home Furnishings)--0.17%
  Shaw Industries, Inc. (a) ...................................                  4,100        67,650
                                                                                         -----------

TOTAL DOMESTIC COMMON STOCKS (cost $32,739,719) ...............                           37,221,806
                                                                                         -----------

                                                                                           MARKET
FOREIGN STOCKS--1.60%                                                         SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Finland--0.90%
  Nokia Oyj A.B. - Class A - ADR (Communications Equipment) ...                  3,800       347,938
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F42

                           GTG VARIABLE AMERICA FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS--1.60%                                                         SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
France--0.06%
  Coflexip S.A. - ADR (Manufacturing-Specialized) .............                    500   $    21,750
                                                                                         -----------
Israel--0.28%
  Check Point Software Technologies Ltd. (Computers-Software &
   Services) (a) ..............................................                  2,000       107,250
                                                                                         -----------
Netherlands--0.27%
  ASM Lithography Holding N.V.
   (Electronics-Semiconductors) (a) ...........................                  1,800       106,875
                                                                                         -----------
United Kingdom--0.09%
  Stolt Comex Seaway, S.A. (Oil & Gas-Exploration &
   Production) (a) ............................................                  2,200        23,925
  Stolt Comex Seaway, S.A. - ADR (Oil & Gas-Exploration &
   Production) (a) ............................................                  1,100        11,825
                                                                                         -----------
                                                                                              35,750
                                                                                         -----------

TOTAL FOREIGN STOCKS (Cost $531,936) ..........................                              619,563
                                                                                         -----------

                                                                            PRINCIPAL      MARKET
REPURCHASE AGREEMENT--3.72%(B)                                                AMOUNT        VALUE
---------------------------------------------------------------             ----------   -----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $1,444,000) (c) ............................................             $1,444,000     1,444,000
                                                                                         -----------

TOTAL INVESTMENTS--101.24% ....................................                           39,285,369(d)
Liabilities Less Other Assets--(1.24%) ........................                             (482,620)
                                                                                         -----------

NET ASSETS--100.00% ...........................................                          $38,802,749
                                                                                         -----------
                                                                                         -----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase greement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repuchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 6/30/99 with a maturing value of $1,444,189. Collateralized by U.S. Government obligations.
        (d) Investments have the same cost for federal tax and financial statement purposes and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,610,748
                 Unrealized depreciation:            (1,041,034)
                                                  -------------
                 Net unrealized appreciation:     $   4,569,714
                                                  -------------
                                                  -------------

    Investment Abbreviation:
    ADR--American Depositary Receipt

                       See Notes to Financial Statements.

                                      F43

                         GTG VARIABLE NEW PACIFIC FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS AND OTHER EQUITY INTERESTS--46.88%                             SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Australia--7.04%
  AMP Ltd. (Insurance-Life/Health) ............................                 16,400   $   179,054
  Brambles Industries Ltd. (Air Freight) ......................                  6,900       181,538
  Broken Hill Proprietary Co. Ltd. (Iron & Steel) .............                 24,000       277,641
  Foster's Brewing Group Ltd. (Beverages-Alcoholic) ...........                 62,500       175,922
  Lend Lease Corp. Ltd. (Real Estate) .........................                  8,100       111,069
  National Australia Bank Ltd. (Banks-Major Regional) .........                 26,000       429,683
  TABCORP Holdings Ltd. (Leisure Time Products) ...............                 14,900       100,269
  Telstra Corp. Ltd. (Telephone) ..............................                 50,000       286,135
  WMC Ltd. (Metals-Mining) ....................................                 48,000       205,930
                                                                                         -----------
                                                                                           1,947,241
                                                                                         -----------
China--1.08%
  Angang New Steel Co. Ltd. (Metal Fabricators) (a) ...........              2,000,000       299,023
                                                                                         -----------
Hong Kong--14.47%
  Bank of East Asia, Ltd. (Banks-Major Regional) (a) ..........                130,000       328,410
  Cheung Kong Holdings Ltd. (Land Development) ................                 90,000       800,402
  China Everbright Ltd. (Land Development) (a) ................                350,000       349,612
  Citic Pacific Ltd. (Banking) (a) ............................                 70,000       223,301
  Cosco Pacific Ltd. (Financial-Diversified) ..................                400,000       329,956
  Hang Seng Bank Ltd. (Banks-Major Regional) ..................                 16,000       178,898
  Hong Kong Telecommunications Ltd. (Telephone) ...............                190,000       491,004
  HSBC Holdings PLC (Banks-Major Regional) ....................                  9,868       359,942
  Hutchison Whampoa Ltd. (Retail-Food Chains) .................                 80,000       724,357
  Shanghai Industrial Holdings Ltd.
   (Manufacturing-Diversified) ................................                 90,000       214,601
                                                                                         -----------
                                                                                           4,000,483
                                                                                         -----------
Indonesia--2.20%
  PT Indofood Sukses Makmur Tbk (Foods) (a) ...................                250,000       339,350
  PT Lippo Bank Tbk (Banks-Major Regional) (a) ................              2,100,000       113,718
  PT Telekomunikasi Indonesia (Telephone) (b) .................                270,000       155,957
                                                                                         -----------
                                                                                             609,025
                                                                                         -----------
Malaysia--0.66%(b)
  Berjaya Sports Toto Berhad (Leisure Time-Products) ..........                 50,000        98,434
  Telekom Malaysia Berhad (Telephone) .........................                 26,750        84,978
                                                                                         -----------
                                                                                             183,412
                                                                                         -----------
New Zealand--0.44%
  Telecom Corp. of New Zealand Ltd. (Telephone) ...............                 28,100       120,508
                                                                                         -----------
Philippines--2.20%
  Benpres Holdings Corp. (Manufacturing-Diversified) (a) ......                800,000       189,225
  Equitable Banking Corp. (Banks-Major Regional) ..............                 60,000       156,110
  Philippine Long Distance Telephone Co. (Telephone) ..........                  8,590       261,876
                                                                                         -----------
                                                                                             607,211
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F44

                         GTG VARIABLE NEW PACIFIC FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS AND OTHER EQUITY INTERESTS--46.88%                             SHARES        VALUE
---------------------------------------------------------------             ----------   -----------
Singapore--6.95%
  City Developments Ltd. (Land Development) ...................                 20,000   $   128,085
  DBS Land Ltd. (Land Development) ............................                150,000       299,647
  Development Bank of Singapore Ltd. (Banks-Major Regional) ...                 32,800       400,846
  Overseas-Chinese Banking Corp., Ltd.(Banks-Major
   Regional) ..................................................                 45,000       375,441
  Singapore Press Holdings Ltd. (Publishing-Newspapers) .......                 27,562       469,623
  Singapore Technologies Engineering Ltd. (Engineering &
   Construction) ..............................................                220,000       249,471
                                                                                         -----------
                                                                                           1,923,113
                                                                                         -----------
South Korea--11.47%
  Kookmin Bank (Banks-Major Regional) (a) .....................                 22,000       446,652
  Korea Electric Power Corp. (Electric Companies) .............                 17,000       706,436
  L.G. Chemical Ltd. (Chemicals-Specialty) ....................                 11,000       299,352
  LG Information & Communication (Communications Equipment) ...                  6,130       453,329
  Merrill Lynch International & Co. (Investment
   Banking/Brokerage) KOSPI 200-Wts., expiring 12/09/99 (a) ...                 39,506       357,897
  Samsung Display Devices Co. (Electronics-Component
   Distributors) ..............................................                  5,000       272,138
  Samsung Electronics (Electronics-Component Distributors) ....                  5,809       637,359
                                                                                         -----------
                                                                                           3,173,163
                                                                                         -----------
Thailand--0.37%
  PTT Exploration and Production Public Co. Ltd. (Oil &
   Gas-Exploration & Production) ..............................                 13,200       100,946
                                                                                         -----------

TOTAL FOREIGN STOCKS AND OTHER EQUITY INTERESTS (cost
 $10,038,992) .................................................                           12,964,125
                                                                                         -----------

TOTAL INVESTMENTS EXCLUDING REPURCHASE AGREEMENT (cost
 $10,038,992) .................................................                           12,964,125
                                                                                         -----------

                                                                            PRINCIPAL
REPURCHASE AGREEMENT--35.19%(c)                                               AMOUNT
---------------------------------------------------------------             ----------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $9,730,000) (d) ............................................             $9,730,000     9,730,000
                                                                                         -----------

TOTAL INVESTMENTS--82.07% .....................................                           22,694,125(e)
Other Assets Less Liabilities--17.93% .........................                            4,958,996
                                                                                         -----------

NET ASSETS--100.00% ...........................................                          $27,653,121
                                                                                         -----------
                                                                                         -----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b) Securities fair valued in accordance with procedures established by the Board of Trustees.
        (c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment manager or its affiliates.
        (d) Repurchase agreement entered into 06/30/99 with a maturing value $9,731,270. Collaterized by U.S. Treasury Securities.
        (e) For federal tax purposes cost is $19,788,819 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,059,301
                 Unrealized depreciation:              (153,995)
                                                  -------------
                 Net unrealized appreciation:     $   2,905,306
                                                  -------------
                                                  -------------

    Investment Abbreviation:
    KOSPI--Korea Stock Price Index 200
    Wts.--Warrants

                       See Notes to Financial Statements.

                                      F45

                            GTG VARIABLE EUROPE FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--59.82%                             SHARES          VALUE
------------------------------------------------------------             -------------   -----------
Austria--0.05%
  Primamedic Ltd. (Health Care-Medical Products &
   Supplies) (a) ...........................................                    51,350   $    14,818
                                                                                         -----------
Belgium--0.64%
  Mobistar S.A.
   (Telecommunications-Cellular/Wireless) (a) ..............                     3,717       183,876
                                                                                         -----------
Finland--5.09%
  Helsingin Puhelin Oyj (Helsinki Telephone Corporation -
   HPY) (Telecommunications-Cellular/Wireless) .............                     4,000       189,630
  Nokia Oyj A.B. - Class A (Communications Equipment) ......                     8,350       731,468
  Raisio Group PLC (Foods) .................................                    20,000       185,508
  Tietoenator Oyj Abp (Computers-Software & Services) ......                     8,714       362,818
                                                                                         -----------
                                                                                           1,469,424
                                                                                         -----------
France--8.94%
  Altran Technologies, S.A. (Services-Commercial &
   Consumer) ...............................................                     1,465       386,516
  Axa (Insurance-Multi-Line) ...............................                     1,145       139,598
  Carrefour S.A. (Retail-Food Chains) ......................                     2,600       381,837
  Dassault Systemes S.A. (Computers-Software & Services) ...                     7,109       234,815
  Elf Aquitaine S.A. (Oil & Gas-Refining & Marketing) ......                     3,000       439,963
  Genset - ADR (Biotechnology) (a) .........................                     6,912       108,000
  Pinault-Printemps-Redoute S.A. (Retail-General
   Merchandise) ............................................                       900       154,343
  PSA Peugeot Citreon (Automobiles) ........................                     1,500       236,523
  Sanofi-Synthelabo S.A. (Health Care-Drugs-Generic &
   Other) ..................................................                     6,000       254,455
  Sidel S.A. (Machinery-Diversified) .......................                     2,000       243,015
                                                                                         -----------
                                                                                           2,579,065
                                                                                         -----------
Germany--8.89%
  DaimlerChrsyler A.G. (Automobiles) .......................                     3,000       259,711
  EM.TV & Merchandising A.G. (Broadcasting-Television, Radio
   & Cable) (a) ............................................                       488       686,503
  Intershop Communications A.G. (Computers-Software &
   Services) (a) ...........................................                     1,500       360,968
  Mannesmann A.G. (Machinery-Diversified) ..................                     4,000       596,511
  MobilCom A.G. (Telecommunications-Cellular/Wireless) .....                     7,014       627,445
  Sixt A.G. (Financial-Diversified) ........................                       465        32,492
                                                                                         -----------
                                                                                           2,563,630
                                                                                         -----------
Greece--0.87%
  STET Hellas Telecommunications S.A. - ADR
   (Telecommunications-Cellular/Wireless) (a) ..............                    11,160       249,705
                                                                                         -----------
Ireland--0.70%
  Esat Telecom Group PLC - ADR (Telecommunications-Long
   Distance) (a) ...........................................                     4,600       201,825
                                                                                         -----------
Italy--2.13%
  Autogrill S.p.A. (Restaurants) ...........................                    32,500       334,610
  Mediolanum S.p.A. (Insurance-Life/Health) ................                    25,000       191,949
  Tecnost S.p.A. (Computers-Software & Services) (a) .......                    35,372        87,126
                                                                                         -----------
                                                                                             613,685
                                                                                         -----------

                       See Notes to Financial Statements.

                                      F46

                            GTG VARIABLE EUROPE FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--59.82%                             SHARES          VALUE
------------------------------------------------------------             -------------   -----------
Netherlands--5.22%
  Equant N.V. (Computers-Networking) (a) ...................                     4,970   $   457,914
  ING Groep N.V. (Insurance Brokers) .......................                     6,452       349,095
  Koninklijke Numico N.V. (Foods) ..........................                     6,900       244,268
  TNT Post Group N.V. (Air Freight) ........................                    12,326       294,079
  Wolters Kluwer N.V. (Specialty Printing) .................                     4,000       159,125
                                                                                         -----------
                                                                                           1,504,481
                                                                                         -----------
Norway--0.52%
  Tomra Systems A.S.A. (Manufacturing-Specialized) .........                     4,000       150,240
                                                                                         -----------
Portugal--0.94%
  BPI-SGPS, S.A. (Banks-Regional) ..........................                    11,870       250,948
  BPI-SGPS, S.A., Certificates (Banks-Regional) (a) ........                     1,035        21,707
                                                                                         -----------
                                                                                             272,655
                                                                                         -----------
Spain--6.32%
  Banco Santander Central Hispano S.A.
   (Banks-Regional) (a) ....................................                    45,000       468,408
  Tabacalera S.A. - Class A (Tobacco) ......................                    11,284       227,934
  Telefonica Publicidad e Informacion S.A.
   (Telephone) (a) .........................................                    25,000       498,553
  Telefonica S.A. (Telephone) ..............................                     8,772       422,241
  TelePizza, S.A. (Restaurants) (a) ........................                    40,000       206,944
                                                                                         -----------
                                                                                           1,824,080
                                                                                         -----------
Sweden--4.98%
  Assa Abloy A.B. - Class B (Metal Fabricators) ............                    39,720       430,506
  Assa Abloy A.B., Rts. expiring 07/02/99 (Metal
   Fabricators) (a) ........................................                    39,720         8,423
  Securitas A.B. - Class B (Services-Commercial &
   Consumer) (a) ...........................................                    23,700       354,596
  Skandia Forsakrings A.B. (Insurance Brokers) .............                    12,742       238,680
  Telefonaktiebolaget LM Ericsson - Class B (Communications
   Equipment) ..............................................                    12,575       403,698
                                                                                         -----------
                                                                                           1,435,903
                                                                                         -----------
Switzerland--2.17%
  Roche Holding A.G. (Health Care-Drugs-Generic & Other) ...                        30       308,197
  Swisscom A.G. (Telephone) ................................                       402       151,186
  UBS A.G. (Bank-Major Regional) ...........................                       555       165,555
                                                                                         -----------
                                                                                             624,938
                                                                                         -----------
United Kingdom--12.36%
  Abbey National PLC (Savings & Loan Companies) ............                     9,000       168,958
  BP Amoco PLC (Oil & Gas-Refining & Marketing) ............                    25,304       453,497
  COLT Telecom Group PLC (Communications Equipment) (a) ....                    10,000       209,799
  Compass Group PLC (Services-Commercial & Consumer) .......                    13,000       128,890
  Corporate Services Group PLC (Services-Commercial &
   Consumer) ...............................................                   112,009       148,306
  Diageo PLC (Beverages-Alcoholic) .........................                    23,424       244,609
  Energis PLC (Telephone) (a) ..............................                     8,790       209,630
  Glaxo Wellcome PLC (Health Care-Drugs-Generic & Other) ...                     6,533       181,547
  Lloyds TSB Group PLC (Banks-Major Regional) ..............                    16,378       222,016
  Misys PLC (Services-Commercial & Consumer) ...............                    30,470       260,794
  Orange PLC (Telephone) (a) ...............................                    23,423       343,361

                       See Notes to Financial Statements.

                                      F47

                            GTG VARIABLE EUROPE FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--59.82%                             SHARES          VALUE
------------------------------------------------------------             -------------   -----------
United Kingdom (Continued)
  SmithKline Beecham PLC (Health Care-Diversified) .........                    20,047   $   260,534
  Unilever PLC (Foods) .....................................                    26,786       238,337
  Vodafone Airtouch PLC
   (Telecommunications-Cellular/Wireless) ..................                    25,048       493,524
                                                                                         -----------
                                                                                           3,563,802
                                                                                         -----------

TOTAL FOREIGN STOCKS & OTHER EQUITY INTERESTS (cost
 $16,545,839) ..............................................                              17,252,127
                                                                                         -----------
FOREIGN NON-CONVERTIBLE PREFERRED STOCKS--3.07%
------------------------------------------------------------
Germany--3.07%
  Porsche A.G. - Pfd. (Automobiles) ........................                       171       401,810
  SAP A.G. - Pfd. (Computers-Software & Services) ..........                     1,210       483,223
                                                                                         -----------
                                                                                             885,033
                                                                                         -----------

TOTAL FOREIGN NON-CONVERTIBLE PREFERRED STOCKS (cost
 $977,102) .................................................                                 885,033
                                                                                         -----------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &                        PRINCIPAL
NOTES--0.62% (B)                                              CURRENCY      AMOUNT
------------------------------------------------------------  --------   -------------
Netherlands--0.62%
  Tecnost International N.V. (Financial-Diversified),
   Floating Rate Notes, 4.487%, 06/23/04 (cost $111,177)
    ........................................................   EUR             170,964       179,277
                                                                                         -----------

TOTAL INVESTMENTS EXCLUDING REPURCHASE AGREEMENT (cost
 $17,634,118) ..............................................                              18,316,437
                                                                                         -----------
REPURCHASE AGREEMENT--13.66% (C)
------------------------------------------------------------
  State Street Bank & Trust Co., 4.70%, 07/01/99 (cost
   $3,940,000)  (d) ........................................             $   3,940,000     3,940,000
                                                                                         -----------

TOTAL INVESTMENTS--77.17% ..................................                              22,256,437(e)
Other Assets Less Liabilities--22.83% ......................                               6,586,161
                                                                                         -----------

NET ASSETS--100.00% ........................................                             $28,842,598
                                                                                         -----------
                                                                                         -----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b)  Par value and coupon are denominated in currency indicated.
        (c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment manager or its affiliates.
        (d) Repurchase agreement entered into 06/30/99 with a maturing value $3,940,514. Collaterized by U.S. Treasury securities.
        (e) For federal tax purposes cost is $21,646,060 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,311,309
                 Unrealized depreciation:            (1,700,932)
                                                  -------------
                 Net unrealized appreciation:     $     610,377
                                                  -------------
                                                  -------------

    Investment Abbreviations:
    ADR--American Depositary Receipt
    Pfd.--Preferred
    Rts.--Rights

                       See Notes to Financial Statements.

                                      F48

                         GTG VARIABLE MONEY MARKET FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                              PAR
COMMERCIAL PAPER--44.72% (A)                                                   MATURITY      (000)        VALUE
-----------------------------------------------------------------              ---------  -----------  -----------
Asset-Backed Securities - Multi-Purpose--3.95%
  Quincy Capital Corp., 4.87% ...................................               08/05/99  $     1,000  $   995,265
                                                                                                       -----------
Automobile--8.70%
  Ford Motor Credit Co., 4.83% ..................................               07/26/99        1,200    1,195,975
  General Motors, 4.83% .........................................               07/22/99        1,000      997,183
                                                                                                       -----------
                                                                                                         2,193,158
                                                                                                       -----------
Finance (Business Credit)--3.94%
  National Rural Utilities Cooperative Finance Corp., 4.79% .....               08/13/99        1,000      994,279
                                                                                                       -----------
Finance (Consumer Credit)--3.92%
  International Lease Finance Corp., 4.78% ......................               09/20/99        1,000      989,245
                                                                                                       -----------
Finance (Multiple Industry)--3.95%
  General Electric Capital Corp., 4.77% .........................               08/03/99        1,000      995,628
                                                                                                       -----------
Financial (Diversified)--4.51%
  Caterpillar Financial Services, 5.25% .........................               09/07/99        1,150    1,138,596
                                                                                                       -----------
Food (Processing)--7.89%
  Campbell Soup Co., 4.80% ......................................               07/14/99        1,000      998,267
  Heinz (H. J.) Co., 5.12% ......................................               08/23/99        1,000      992,462
                                                                                                       -----------
                                                                                                         1,990,729
                                                                                                       -----------
Health Care (Diversified)--3.91%
  Johnson & Johnson, 4.86% ......................................               10/05/99        1,000      987,040
                                                                                                       -----------
Telephone--3.95%
  Bell South Telecommunications, 5.13% ..........................               08/03/99        1,000      995,296
                                                                                                       -----------
TOTAL COMMERCIAL PAPER (amortized cost $11,279,238) .............                                       11,279,236
Government & Government Agency Obligations--34.18%
  Federal Home Loan Mortgage Corp. Discount Notes, 5.00% (cost
   $8,621,410) ..................................................               07/09/99        8,631    8,621,410
                                                                                                       -----------
TOTAL INVESTMENTS EXCLUDING REPURCHASE AGREEMENTS (cost
 $19,900,646) ...................................................                                       19,900,646
Repurchase Agreements--21.21% (b)
  Bank of America, 4.70%  (c) ...................................               07/01/99        2,600    2,600,000
  State Street Bank & Trust Co., 4.70%  (d) .....................               07/01/99        2,750    2,750,000
                                                                                                       -----------
TOTAL REPURCHASE AGREEMENTS (cost $5,350,000) ...................                                        5,350,000
                                                                                                       -----------
TOTAL INVESTMENTS--100.12% ......................................                                       25,250,646(e)
Other Liabilities Less Assets--(0.12%) ..........................                                          (29,200)
                                                                                                       -----------
NET ASSETS--100.00% .............................................                                      $25,221,446
                                                                                                       -----------
                                                                                                       -----------

--------------

             Notes to Schedule of Investments:
        (a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
        (b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment manager or its affiliates.
        (c) Repurchase agreement entered into 06/30/99 with a maturing value of $2,600,339. Collateralized by U.S. Treasury obligations.
        (d) Repurchase agreement entered into 06/30/99 with a maturing value of $2,750,359. Collateralized by U.S. Government obligations.
        (e)  Also represents cost for federal income tax purposes.

                       See Notes to Financial Statements.

                                      F49

                        GTG VARIABLE INTERNATIONAL FUND

                            SCHEDULE OF INVESTMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--77.65%                                 SHARES      VALUE
------------------------------------------------------------------             --------   ----------
Australia--5.27%
  Australia & New Zealand Banking Group Ltd. (Banks-Major
   Regional) .....................................................               11,700   $   85,920
  Foster's Brewing Group Ltd. (Beverages-Alcoholic) ..............               22,000       61,925
  Futuris Corp. Ltd. (Automobiles) ...............................               71,500      103,983
  Woolworths Ltd. (Retail-Specialty) .............................               23,100       76,733
                                                                                          ----------
                                                                                             328,561
                                                                                          ----------
Brazil--0.67%
  Telebras Pfd. - ADR (Telephone) (a) ............................                  460       41,486
  Telecomunicacoes Brasileiras S.A. - ADR (Telephone)  (a) .......                  460           29
                                                                                          ----------
                                                                                              41,515
                                                                                          ----------
Canada--0.67%
  Royal Bank of Canada (Banks-Major Regional) ....................                  950       41,907
                                                                                          ----------
Finland--2.07%
  Nokia Oyj A.B. - Class A (Communications Equipment) ............                1,473      129,036
                                                                                          ----------
France--4.24%
  AXA S.A. (Insurance-Multi-Line) ................................                  566       69,007
  Sanofi-Synthelabo S.A. (Health Care-Drugs-Generic & Other) .....                1,168       49,534
  Sidel S.A. (Machinery-Diversified) .............................                  556       67,558
  Vivendi (Consumer Services) ....................................                  966       78,201
                                                                                          ----------
                                                                                             264,300
                                                                                          ----------
Germany--5.67%
  EM.TV & Merchandising A.G. (Broadcasting-Television, Radio &
   Cable) (a) ....................................................                   80      112,542
  Fresenius A.G. - Pfd. (Machinery-Diversified) ..................                  224       39,592
  Mannesmann A.G. (Machinery-Diversified) ........................                  794      118,408
  SAP A.G. - Pfd. (Computers-Software & Services) ................                  208       83,066
                                                                                          ----------
                                                                                             353,608
                                                                                          ----------
India--1.04%
  State Bank of India (Banks-Major Regional) .....................                5,350       65,136
                                                                                          ----------
Ireland--0.58%
  Bank of Ireland (Banks-Major Regional) .........................                2,148       36,244
                                                                                          ----------
Italy--2.12%
  Autogrill S.p.A. (Restaurants) .................................                5,175       53,280
  Monte dei Paschi di Siena S.p.A. (Banks-Regional) (a) ..........                1,549        6,865
  Olivetti S.p.A. (Telecommunications-Cellular/Wireless) (a) .....               22,509       54,051
  Olivetti S.p.A., expiring 07/09/99
   (Telecommunications-Cellular/Wireless) (a) ....................               22,509        3,027
  Tecnost S.p.A. (Computers-Software & Services) (a) .............                6,111       15,052
                                                                                          ----------
                                                                                             132,275
                                                                                          ----------
Japan--13.78%
  Canon, Inc. (Office Equipment & Supplies) ......................                2,000       57,544
  Fast Retailing Co. Ltd. (Retail-Specialty Apparel) .............                   44        4,729

                       See Notes to Financial Statements.

                                      F50

                        GTG VARIABLE INTERNATIONAL FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--77.65%                                 SHARES      VALUE
------------------------------------------------------------------             --------   ----------
(Continued)
  Fujitsu Ltd. (Electrical Equipment) ............................                7,000   $  140,926
  Ito-Yokado Co., Ltd. (Retail-Department Stores) ................                1,000       66,970
  Matsushita-Kotobuki Electronics Industries Ltd.
   (Electronics-Component Distributors) ..........................                1,000       28,276
  Nichiei Co., Ltd. (Banks-Money Center) .........................                  800       70,112
  Nippon Telegraph & Telephone Corp. (Telephone) .................                  120      139,893
  Sony Corp. (Electronics-Component Distributors) ................                2,000      215,792
  Toshiba Corp. (Electrical Equipment) ...........................               19,000      135,568
                                                                                          ----------
                                                                                             859,810
                                                                                          ----------
Netherlands--8.49%
  ASM Lithography Holding N.V. (Machinery-Diversified) (a) .......                  676       39,084
  Benckiser N.V. (Household Products/Non-durables) ...............                1,592       84,907
  Equant N.V. (Computers-Networking) (a) .........................                  673       62,007
  ING Groep N.V. (Insurance Brokers) .............................                1,117       60,437
  Koninklijke Ahold N.V. (Retail-Food Chains) ....................                2,610       89,842
  Koninklijke KPN N.V. (Telecommunications-Long Distance) ........                1,008       47,267
  TNT Post Group N.V. (Air Freight) ..............................                2,708       64,609
  Wolters Kluwer N.V. (Specialty Printing) .......................                2,052       81,631
                                                                                          ----------
                                                                                             529,784
                                                                                          ----------
New Zealand--1.26%
  Telecom Corp. of New Zealand Ltd. (Telephone) ..................               18,380       78,823
                                                                                          ----------
Norway--0.90%
  Tomra Systems A.S.A. (Manufacturing-Specialized) ...............                1,495       56,152
                                                                                          ----------
Portugal--0.80%
  BPI-SGPS, S.A. (Banks-Regional) ................................                1,684       35,319
  BPI-SGPS, S.A., expiring 06/04/99 (Banks-Regional) (a) .........                2,040       14,717
                                                                                          ----------
                                                                                              50,036
                                                                                          ----------
Singapore--0.57%
  United Overseas Bank Ltd. (Banks-Major Regional) ...............                5,100       35,658
                                                                                          ----------
Spain--3.89%
  Banco Santander Central Hispano S.A. (Banks-Regional) (a) ......                3,686       38,368
  Tabacalera S.A. (Tobacco) ......................................                3,041       61,427
  Telefonica Publicidad e Informacion S.A. (Telephone) (a) .......                4,305       85,851
  Telefonica S.A. (Telephone) ....................................                2,334       57,292
                                                                                          ----------
                                                                                             242,938
                                                                                          ----------
Sweden--2.06%
  Securitas A.B. - Class B (Services-Commercial & Consumer)
   (a) ...........................................................                3,841       57,469
  Skandia Forsakrings A.B. (Insurance Brokers) ...................                3,231       60,522
  Telefonaktiebolaget LM Ericsson - Class B (Communications
   Equipment) ....................................................                  325       10,434
                                                                                          ----------
                                                                                             128,425
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F51

                        GTG VARIABLE INTERNATIONAL FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
FOREIGN STOCKS & OTHER EQUITY INTERESTS--77.65%                                 SHARES      VALUE
------------------------------------------------------------------             --------   ----------
Switzerland--6.36%
  Geberit International A.G. (Manufacturing-Specialized) (a) .....                  111   $   25,261
  Julius Baer Holding A.G. (Banks-Major Regional) ................                   15       42,719
  Novartis A.G. (Health Care-Diversified) ........................                   46       67,130
  Roche Holding A.G. (Health Care-Drugs-Generic & Other) .........                   11      113,005
  Swisscom A.G. (Telephone) ......................................                  209       78,602
  Zurich Allied A.G. (Insurance-Multi-Line) ......................                  123       69,902
                                                                                          ----------
                                                                                             396,619
                                                                                          ----------
United Kingdom--17.21%
  Abbey National PLC (Savings & Loan Companies) ..................                3,000       56,319
  CGU PLC (Insurance Brokers) ....................................                4,100       59,230
  Compass Group PLC (Services-Commercial & Consumer) .............                4,878       48,363
  Diageo PLC (Beverages-Alcoholic) ...............................                5,500       57,435
  EMAP PLC (Publishing) ..........................................                2,800       48,990
  Glaxo Wellcome PLC (Health Care-Drugs-Generic & Other) .........                1,500       41,684
  Hays PLC (Services-Commercial & Consumer) ......................                7,600       80,083
  Lloyds TSB Group PLC (Banks-Major Regional) ....................                6,100       82,690
  Nycomed Amersham PLC (Health Care-Drugs-Generic & Other) .......                8,100       56,305
  Orange PLC (Telephone) (a) .....................................                4,800       70,364
  Pearson PLC (Specialty Printing) ...............................                4,000       81,271
  Reuters Group PLC (Services-Commercial & Consumer) .............                3,500       46,038
  Rolls-Royce PLC (Aerospace/Defense) ............................               12,800       54,173
  Schroders PLC (Banks-Regional) .................................                2,700       55,156
  SmithKline Beecham PLC (Health Care-Diversified) ...............                6,500       84,475
  United Biscuits Holdings PLC (Foods) ...........................               14,300       42,996
  Vodafone Airtouch PLC (Telecommunications-Cellular/Wireless) ...                5,504      108,446
                                                                                          ----------
                                                                                           1,074,018
                                                                                          ----------

TOTAL FOREIGN STOCKS & OTHER EQUITY INTERESTS (cost
 $4,398,201) .....................................................                         4,844,845
                                                                                          ----------

                                                                               PRINCIPAL
NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES--0.32%                AMOUNT
------------------------------------------------------------------             --------
Netherlands--0.32%
  Tecnost International N.V., Floating Rate Notes, 4.487%,
   06/23/04
   (Financial-Diversified) (cost $0)  ............................             $ 19,352       20,292
                                                                                          ----------

                       See Notes to Financial Statements.

                                      F52

                        GTG VARIABLE INTERNATIONAL FUND

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            MARKET
U.S. GOVERNMENT AGENCY SECURITIES--14.19%                                       SHARES      VALUE
------------------------------------------------------------------             --------   ----------
  Federal Home Loan Mortgage Corp., Discount Notes, 4.60%,
   07/01/99 (b) (Cost $885,000) ..................................              885,000   $  885,000
                                                                                          ----------

TOTAL INVESTMENTS--92.16% ........................................                         5,750,137(c)
Other Assets Less Liabilities--7.84% .............................                           488,824
                                                                                          ----------

NET ASSETS--100.00% ..............................................                        $6,238,961
                                                                                          ----------
                                                                                          ----------

--------------

             Notes to Schedule of Investments:
        (a)  Non-income producing security.
        (b) Rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
        (c) For federal tax purposes cost is $5,306,902 and unrealized appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     685,879
                 Unrealized depreciation:              (242,644)
                                                  -------------
                 Net unrealized appreciation:     $     443,235
                                                  -------------
                                                  -------------

    Abbreviations:
    Pfd.--Preferred
    Rts.--Rights

                       See Notes to Financial Statements.

                                      F53

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $17,010,569  $7,044,778   $5,808,280  $13,159,988
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $16,032,078  $6,463,591   $5,606,035  $11,682,787
  Repurchase agreements, at value and
   cost (Note 1)........................     785,000      61,000       15,000      117,000
  U.S. currency.........................          53         911       23,946          694
  Foreign currencies (cost $241;
   $40,778; $0; $2,161; $435,269; $686;
   $199,108; $1,848; $0; $0; $124,902;
   $1,913,464; $0; $185,851,
   respectively)........................         230      40,493           --        2,160
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       42,802
  Interest and interest withholding tax
   reclaims receivable..................     339,065     101,935      102,758           --
  Receivable for Fund shares sold.......      10,219       8,771           --      180,078
  Receivable for open forward foreign
   currency contracts, net (Note 1).....         985       1,672           --           --
  Receivable for securities sold........     237,670          --           --       82,628
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --           --        3,975
  Miscellaneous receivable..............       2,054          41           --          288
                                          ----------  -----------  -----------  ----------
    Total assets........................  17,407,354   6,678,414    5,747,739   12,112,412
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Interest rate swaps...................       4,158          --           --           --
  Payable for custodian fees............       3,544         842        1,030        2,165
  Payable for fund accounting fees (Note
   2)...................................          --          --           --           --
  Payable for Fund shares repurchased
   (Note 2).............................      64,979      57,170       15,256       29,250
  Payable for investment management and
   administration fees (Note 2).........          --      11,600        3,107        1,924
  Payable for loan interest (Note 1)....          --          --           65        2,494
  Payable for printing and postage
   expenses.............................      11,950      10,634        9,224           --
  Payable for professional fees.........       8,260       5,154        2,217          373
  Payable for registration and filing
   fees.................................          --         986          487           --
  Payable for securities purchased......     756,967     273,716           --           --
  Payable for trustees' fees and
   expenses (Note 2)....................         275       1,050        1,147        1,060
  Other accrued expenses................      10,223          --        1,030           --
                                          ----------  -----------  -----------  ----------
    Total liabilities...................     860,356     361,152       33,563       37,266
                                          ----------  -----------  -----------  ----------
Net assets..............................  $16,546,998  $6,317,262   $5,714,176  $12,075,146
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   1,420,435     581,235      500,035      951,922
Net asset value per share...............  $    11.65   $   10.87    $   11.43   $    12.69
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $19,350,301  $7,230,583   $5,618,570  $17,921,785
  Undistributed net investment income
   (loss)...............................     137,572      69,539       71,058      416,654
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  (1,955,946)   (400,593)     226,793   (4,781,337)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (6,438)     (1,080)          --       (4,755)
  Net unrealized appreciation
   (depreciation) of investments........    (978,491)   (581,187)    (202,245)  (1,477,201)
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to shares outstanding.......  $16,546,998  $6,317,262   $5,714,176  $12,075,146
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

                       See Notes to Financial Statements

                                      F54

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES (cont'd)
                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $37,356,270 $46,098,330 $6,991,343   $3,963,131  $6,100,096  $33,271,655 $10,038,992
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $43,501,012 $69,821,631 $7,909,691   $5,245,596  $6,367,428  $37,841,369 $12,964,125
  Repurchase agreements, at value and
   cost (Note 1)........................   2,731,000   3,954,000     656,000          --    1,191,000   1,444,000   9,730,000
  U.S. currency.........................         703         133         809         968           --         429       1,084
  Foreign currencies (cost $241;
   $40,778; $0; $2,161; $435,269; $686;
   $199,108; $1,848; $0; $0; $124,902;
   $1,913,464; $0; $185,851,
   respectively)........................     434,277         688     199,426       1,827           76          --     120,761
  Dividends and dividend withholding tax
   reclaims receivable..................     160,510      30,791      33,125      13,309       12,743      11,240      43,742
  Interest and interest withholding tax
   reclaims receivable..................     241,868         516          86          --           --         188       1,270
  Receivable for Fund shares sold.......   1,216,253     137,525   1,334,671          --          155      90,039   5,007,892
  Receivable for open forward foreign
   currency contracts, net (Note 1).....      89,675          --          --          --       49,971          --          --
  Receivable for securities sold........          --       4,814       4,035     260,466           --      77,630          --
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --          --          --           --          --          --
  Miscellaneous receivable..............         174          --          --          --           --          --          --
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  48,375,472  73,950,098  10,137,843   5,522,166    7,621,373  39,464,895  27,868,874
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Interest rate swaps...................          --          --          --          --           --          --          --
  Payable for custodian fees............       5,192       9,563       2,245       1,586        5,353       5,944       3,823
  Payable for fund accounting fees (Note
   2)...................................          --          --         182         205           --          --          --
  Payable for Fund shares repurchased
   (Note 2).............................      83,694     170,679       4,825      29,839       81,386     625,735      33,898
  Payable for investment management and
   administration fees (Note 2).........          --          --       6,096          --           --          --          --
  Payable for loan interest (Note 1)....          --          --          --          --           --          --         462
  Payable for printing and postage
   expenses.............................          --       8,049      10,182       7,344       11,759       4,777      11,522
  Payable for professional fees.........       8,421      10,300       8,480       4,139        2,658       3,113       9,119
  Payable for registration and filing
   fees.................................          --          --         796          --           --          --          --
  Payable for securities purchased......          --      47,438     405,760          --           --      20,674     154,876
  Payable for trustees' fees and
   expenses (Note 2)....................         600          --       2,357         218        1,020       1,246       1,072
  Other accrued expenses................       9,691       1,677      15,013         237       18,023         657         981
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................     107,598     247,706     455,936      43,568      120,199     662,146     215,753
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $48,267,874 $73,702,392 $9,681,907   $5,478,598  $7,501,174  $38,802,749 $27,653,121
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,332,391   2,854,588   1,105,930     295,712      594,911   1,638,441   2,710,562
Net asset value per share...............  $    20.69  $    25.82  $     8.75   $   18.53   $    12.61  $    23.68  $    10.20
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $30,338,152 $35,934,926 $13,557,576  $4,140,049  $11,324,977 $24,839,070 $27,774,836
  Undistributed net investment income
   (loss)...............................     912,637    (183,211)    132,522     134,088      147,729     (82,002)    415,452
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  10,794,250  14,227,642  (4,929,194)    (77,538)  (4,238,819)  9,475,967  (3,458,625)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      78,093        (266)      2,655        (466)         (45)         --      (3,675)
  Net unrealized appreciation
   (depreciation) of investments........   6,144,742  23,723,301     918,348   1,282,465      267,332   4,569,714   2,925,133
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to shares outstanding.......  $48,267,874 $73,702,392 $9,681,907   $5,478,598  $7,501,174  $38,802,749 $27,653,121
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $17,634,118 $25,250,646  $5,283,201
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $18,316,438 $19,900,646  $5,750,137
  Repurchase agreements, at value and
   cost (Note 1)........................   3,940,000   5,350,000          --
  U.S. currency.........................         930         626         200
  Foreign currencies (cost $241;
   $40,778; $0; $2,161; $435,269; $686;
   $199,108; $1,848; $0; $0; $124,902;
   $1,913,464; $0; $185,851,
   respectively)........................   1,911,877          --     183,432
  Dividends and dividend withholding tax
   reclaims receivable..................      54,485          --      14,998
  Interest and interest withholding tax
   reclaims receivable..................         575         698          --
  Receivable for Fund shares sold.......   4,941,513          --     386,920
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --       9,389
  Receivable for securities sold........     183,879          --      17,325
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --       1,324
  Miscellaneous receivable..............      18,522          42          --
                                          ----------  ----------  -----------
    Total assets........................  29,368,219  25,252,012   6,363,725
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --       7,446          --
  Interest rate swaps...................          --          --          --
  Payable for custodian fees............       5,444       3,082       3,055
  Payable for fund accounting fees (Note
   2)...................................          --          --         126
  Payable for Fund shares repurchased
   (Note 2).............................      28,537          --      14,776
  Payable for investment management and
   administration fees (Note 2).........          --          --          --
  Payable for loan interest (Note 1)....         604          --       1,182
  Payable for printing and postage
   expenses.............................         968       9,128       9,737
  Payable for professional fees.........         977       8,660      12,188
  Payable for registration and filing
   fees.................................          --          --          --
  Payable for securities purchased......     488,029          --      82,418
  Payable for trustees' fees and
   expenses (Note 2)....................       1,062       2,250         900
  Other accrued expenses................          --          --         382
                                          ----------  ----------  -----------
    Total liabilities...................     525,621      30,566     124,764
                                          ----------  ----------  -----------
Net assets..............................  $28,842,598 $25,221,446  $6,238,961
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,317,848  25,221,446     500,459
Net asset value per share...............  $    21.89  $     1.00   $   12.47
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $17,012,533 $25,221,446  $5,137,392
  Undistributed net investment income
   (loss)...............................     190,192          --     115,166
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  10,961,427          --     513,096
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (3,874)         --       6,378
  Net unrealized appreciation
   (depreciation) of investments........     682,320          --     466,929
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to shares outstanding.......  $28,842,598 $25,221,446  $6,238,961
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

                       See Notes to Financial Statements

                                      F55

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                   Six months ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                        VARIABLE    VARIABLE
                                           VARIABLE      GLOBAL       U.S.       VARIABLE
                                           STRATEGIC   GOVERNMENT  GOVERNMENT      LATIN
                                            INCOME       INCOME      INCOME       AMERICA
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------   -----------
Investment income:  * (Note 1)
  Dividends.............................  $        --  $      --    $     --    $   188,520
  Interest..............................      741,861    220,834     211,258          3,412
  Securities lending....................        1,338        871          --          4,958
                                          -----------  ----------  ----------   -----------
    Total investment income.............      743,199    221,705     211,258        196,890
                                          -----------  ----------  ----------   -----------
Expenses:
  Custodian fees (Note 1)...............       17,402      2,249         102          7,780
  Fund accounting fees (Note 2).........        2,951        736       1,088          1,375
  Interest expense (Note 1).............       17,005         --         323          4,377
  Investment management and
   administration fees (Note 2).........       69,832     28,648      25,270         50,831
  Printing and postage expenses.........       14,636      3,893         304          2,269
  Professional fees.....................        5,482      7,978       6,075         18,333
  Registration and filing fees..........           --        986          --             --
  Trustees' fees and expenses (Note
   2)...................................          550        744         693          2,023
  Other expenses........................           --      2,046         187          1,243
                                          -----------  ----------  ----------   -----------
    Total expenses before reimbursements
     and reductions.....................      127,858     47,280      34,042         88,231
                                          -----------  ----------  ----------   -----------
      Expenses reimbursed and waivers
       (Note 2).........................      (16,087)    (8,895 )        --        (20,252)
      Expense reductions (Note 5).......         (501)       (20 )       (14)          (128)
                                          -----------  ----------  ----------   -----------
    Total net expenses..................      111,270     38,365      34,028         67,851
                                          -----------  ----------  ----------   -----------
Net investment income (loss)............      631,929    183,340     177,230        129,039
                                          -----------  ----------  ----------   -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................     (668,485)    (9,997 )     5,159     (1,491,279)
  Net realized gain (loss) on foreign
   currency transactions................       33,781    (37,290 )        --        (59,985)
                                          -----------  ----------  ----------   -----------
    Net realized gain (loss) during the
     period.............................     (634,704)   (47,287 )     5,159     (1,551,264)
                                          -----------  ----------  ----------   -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (13,192)      (402 )        --         (4,668)
  Net change in unrealized appreciation
   (depreciation) of investments........     (454,845)  (719,735 )  (398,871)     4,139,048
                                          -----------  ----------  ----------   -----------
    Net unrealized appreciation
     (depreciation) during the period...     (468,037)  (720,137 )  (398,871)     4,134,380
                                          -----------  ----------  ----------   -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   (1,102,741)  (767,424 )  (393,712)     2,583,116
                                          -----------  ----------  ----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............  $  (470,812) $(584,084 )  $(216,482)  $ 2,712,155
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------
 *Net of foreign withholding tax of:....  $        --  $      --    $     --    $    25,637
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------

                       See Notes to Financial Statements

                                      F56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                   Six months ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                              GT GLOBAL
                                          ----------------------------------------------------------------------------------
                                            VARIABLE      VARIABLE     VARIABLE                      VARIABLE
                                            GROWTH &      TELECOM-     EMERGING       VARIABLE        NATURAL     VARIABLE
                                             INCOME      MUNICATIONS    MARKETS    INFRASTRUCTURE    RESOURCES     AMERICA
                                              FUND          FUND         FUND           FUND           FUND         FUND
                                          ------------   -----------  -----------  --------------   -----------  -----------
Investment income:  * (Note 1)
  Dividends.............................   $   545,629   $  137,184   $    86,367     $ 55,316      $   66,798   $    44,898
  Interest..............................       419,434       99,294        19,699        8,517          12,208        37,488
  Securities lending....................         4,046       27,673           727          183              53         6,824
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total investment income.............       969,109      264,151       106,793       64,016          79,059        89,210
                                          ------------   -----------  -----------  --------------   -----------  -----------
Expenses:
  Custodian fees (Note 1)...............        17,667       25,216         8,991        3,352           8,402        11,886
  Fund accounting fees (Note 2).........         7,302        9,492         1,432          979             923         5,510
  Interest expense (Note 1).............         4,543        4,428         8,595           --           3,059           817
  Investment management and
   administration fees (Note 2).........       250,685      364,511        33,690       28,144          31,815       141,176
  Printing and postage expenses.........         1,514       12,564         8,350        3,645           7,844         3,683
  Professional fees.....................        25,543       26,782         2,400        7,875           4,468         8,079
  Registration and filing fees..........            --           25            --           --              --            --
  Trustees' fees and expenses (Note
   2)...................................         3,110        2,445         1,695        1,728           2,331           908
  Other expenses........................         2,863        3,966         6,710          736             922            --
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total expenses before reimbursements
     and reductions.....................       313,227      449,429        71,863       46,459          59,764       172,059
                                          ------------   -----------  -----------  --------------   -----------  -----------
      Expenses reimbursed and waivers
       (Note 2).........................            --           --       (20,418)     (11,257)        (16,862 )          --
      Expense reductions (Note 5).......        (2,741)      (2,067 )        (740)        (391)           (264 )        (847)
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total net expenses..................       310,486      447,362        50,705       34,811          42,638       171,212
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net investment income (loss)............       658,623     (183,211 )      56,088       29,205          36,421       (82,002)
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................     3,365,962    7,903,865      (119,673)     205,065         153,316    11,139,271
  Net realized gain (loss) on foreign
   currency transactions................        61,147     (162,365 )     (22,236)      (5,454)         (2,394 )          --
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net realized gain (loss) during the
     period.............................     3,427,109    7,741,500      (141,909)     199,611         150,922    11,139,271
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        68,815       44,328         3,460          370            (488 )          --
  Net change in unrealized appreciation
   (depreciation) of investments........    (5,586,411)   7,662,986     2,044,351      156,967         750,451    (4,955,302)
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net unrealized appreciation
     (depreciation) during the period...    (5,517,596)   7,707,314     2,047,811      157,337         749,963    (4,955,302)
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................    (2,090,487)  15,448,814     1,905,902      356,948         900,885     6,183,969
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $(1,431,864)  $15,265,603  $ 1,961,990     $386,153      $  937,306   $ 6,101,967
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------
 *Net of foreign withholding tax of:....   $    50,715   $   10,515   $     7,036     $  3,102      $    4,414   $        46
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------


                                           VARIABLE
                                              NEW       VARIABLE     MONEY       VARIABLE
                                            PACIFIC      EUROPE      MARKET    INTERNATIONAL
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------  -------------
Investment income:  * (Note 1)
  Dividends.............................  $   165,616  $  211,391  $       --    $ 49,927
  Interest..............................       62,720      34,112     816,239      21,853
  Securities lending....................        2,099       7,629          --         716
                                          -----------  ----------  ----------  -------------
    Total investment income.............      230,435     253,132     816,239      72,496
                                          -----------  ----------  ----------  -------------
Expenses:
  Custodian fees (Note 1)...............       11,574      25,353       6,853         321
  Fund accounting fees (Note 2).........        2,249       4,102       3,297         962
  Interest expense (Note 1).............        9,354      14,066          --       2,118
  Investment management and
   administration fees (Note 2).........       69,020     137,718      85,240      34,292
  Printing and postage expenses.........        1,516       4,618      10,829         439
  Professional fees.....................       12,409       8,291      13,418         539
  Registration and filing fees..........           --          --          --          --
  Trustees' fees and expenses (Note
   2)...................................        1,498       2,283       4,082       2,415
  Other expenses........................          249          --          --          --
                                          -----------  ----------  ----------  -------------
    Total expenses before reimbursements
     and reductions.....................      107,869     196,431     123,719      41,086
                                          -----------  ----------  ----------  -------------
      Expenses reimbursed and waivers
       (Note 2).........................      (11,610)     (8,660)         --      (3,050)
      Expense reductions (Note 5).......      (41,304)     (3,313)         --        (302)
                                          -----------  ----------  ----------  -------------
    Total net expenses..................       54,955     184,458     123,719      37,734
                                          -----------  ----------  ----------  -------------
Net investment income (loss)............      175,480      68,674     692,520      34,762
                                          -----------  ----------  ----------  -------------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................      921,875   2,442,403          --     205,707
  Net realized gain (loss) on foreign
   currency transactions................      (74,660)   (200,202)         --      (8,277)
                                          -----------  ----------  ----------  -------------
    Net realized gain (loss) during the
     period.............................      847,215   2,242,201          --     197,430
                                          -----------  ----------  ----------  -------------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       (3,576)     (4,734)         --      18,099
  Net change in unrealized appreciation
   (depreciation) of investments........    2,558,536  (3,004,437)         --      76,302
                                          -----------  ----------  ----------  -------------
    Net unrealized appreciation
     (depreciation) during the period...    2,554,960  (3,009,171)         --      94,401
                                          -----------  ----------  ----------  -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................    3,402,175    (766,970)         --     291,831
                                          -----------  ----------  ----------  -------------
Net increase (decrease) in net assets
 resulting from operations..............  $ 3,577,655  $ (698,296) $  692,520    $326,593
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------
 *Net of foreign withholding tax of:....  $    18,046  $   29,361  $       --    $  5,744
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------

                       See Notes to Financial Statements

                                      F57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

               For the six months ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE       VARIABLE
                                            VARIABLE        GLOBAL          U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT     GOVERNMENT       LATIN
                                             INCOME         INCOME         INCOME        AMERICA
                                              FUND           FUND           FUND          FUND
                                          -------------  -------------  -------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $     631,929  $     183,340  $     177,230  $   129,039
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................       (634,704)       (47,287)         5,159   (1,551,264)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (13,192)          (402)            --       (4,668)
  Net change in unrealized appreciation
   (depreciation) of investments........       (454,845)      (719,735)      (398,871)   4,139,048
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...       (470,812)      (584,084)      (216,482)   2,712,155
                                          -------------  -------------  -------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............       (697,779)      (115,643)      (179,356)          --
  From net realized gain on
   investments..........................             --             --             --           --
                                          -------------  -------------  -------------  -----------
    Total distributions.................       (697,779)      (115,643)      (179,356)          --
                                          -------------  -------------  -------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................      8,256,752      6,505,250      1,918,947    7,606,524
  Decrease from capital shares
   repurchased..........................    (12,563,008)    (8,288,952)    (3,190,104)  (8,178,790)
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) from capital
     share transactions.................     (4,306,256)    (1,783,702)    (1,271,157)    (572,266)
                                          -------------  -------------  -------------  -----------
Total increase (decrease) in net
 assets.................................     (5,474,847)    (2,483,429)    (1,666,995)   2,139,889
Net assets:
  Beginning of year.....................     22,021,845      8,800,691      7,381,171    9,935,257
                                          -------------  -------------  -------------  -----------
  End of period * *.....................  $  16,546,998  $   6,317,262  $   5,714,176  $12,075,146
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------
   * *Includes undistributed net
   investment income (loss) of:.........  $     137,572  $      69,539  $      71,058  $   416,654
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------

                                                    For the year ended December 31, 1998
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,783,341  $    497,136  $   379,063   $     329,570
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,029,052)    1,159,442      239,229      (3,255,829)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       (308,728)     (858,412)          --            (192)
  Net change in unrealized appreciation
   (depreciation) of investments........       (606,626)      226,091       45,216      (5,882,978)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...       (161,065)    1,024,257      663,508      (8,809,429)
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,758,665)     (463,518)    (375,646 )      (304,832)
  From net realized gain on
   investments..........................             --            --         (107 )      (147,131)
  In excess of net investment income....             --       (12,065)          --              --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (1,758,665)     (475,583)    (375,753 )      (451,963)
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from shares sold and
   reinvested...........................     25,526,105    20,698,834   14,866,467      18,570,157
  Decrease from shares repurchased......    (30,081,222)  (20,697,844) (15,145,687 )   (28,159,725)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (4,555,117)          990     (279,220 )    (9,589,568)
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (6,474,847)      549,664        8,535     (18,850,960)
Net assets:
  Beginning of year.....................     28,496,692     8,251,027    7,372,636      28,786,217
                                          -------------  ------------  ------------  -------------
  End of period *.......................  $  22,021,845  $  8,800,691  $ 7,381,171   $   9,935,257
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   *Includes undistributed net
   investment income (loss) of:.........  $     203,422  $      1,842  $    73,184   $     287,615
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

                       See Notes to Financial Statements

                                      F58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

               For the six months ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                GT GLOBAL
                                          -------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE      VARIABLE                    VARIABLE
                                            GROWTH &       TELECOM-      EMERGING      VARIABLE       NATURAL       VARIABLE
                                             INCOME      MUNICATIONS     MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                              FUND           FUND          FUND          FUND          FUND           FUND
                                          -------------  ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $     658,623  $   (183,211) $     56,088  $    29,205   $      36,421  $     (82,002)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      3,427,109     7,741,500      (141,909)     199,611         150,922     11,139,271
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         68,815        44,328         3,460          370            (488)
  Net change in unrealized appreciation
   (depreciation) of investments........     (5,586,411)    7,662,986     2,044,351      156,967         750,451     (4,955,302)
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...     (1,431,864)   15,265,603     1,961,990      386,153         937,306      6,101,967
                                          -------------  ------------  ------------  ------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (467,607)           --            --           --              --             --
  From net realized gain on
   investments..........................             --            --            --           --              --             --
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Total distributions.................       (467,607)           --            --           --              --             --
                                          -------------  ------------  ------------  ------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     40,366,920    44,168,384    43,197,539      767,818       9,165,810     28,817,014
  Decrease from capital shares
   repurchased..........................    (45,779,836)  (55,190,930)  (41,129,032)  (2,016,754 )    (8,997,542)   (36,949,264)
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (5,412,916)  (11,022,546)    2,068,507   (1,248,936 )       168,268     (8,132,250)
                                          -------------  ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in net
 assets.................................     (7,312,387)    4,243,057     4,030,497     (862,783 )     1,105,574     (2,030,283)
Net assets:
  Beginning of year.....................     55,580,261    69,459,335     5,651,410    6,341,381       6,395,600     40,833,032
                                          -------------  ------------  ------------  ------------  -------------  -------------
  End of period.........................  $  48,267,874  $ 73,702,392  $  9,681,907  $ 5,478,598   $   7,501,174  $  38,802,749
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------
   * *Includes undistributed net
   investment income (loss) of:.........  $     912,637  $   (183,211) $    132,522  $   134,088   $     147,729  $     (82,002)
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------


                                             VARIABLE
                                               NEW           VARIABLE         MONEY        VARIABLE
                                             PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                               FUND            FUND            FUND          FUND
                                          --------------  --------------  --------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      175,480  $       68,674  $      692,520  $   34,762
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................         847,215       2,242,201              --     197,430
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................          (3,576)         (4,734)             --      18,099
  Net change in unrealized appreciation
   (depreciation) of investments........       2,558,536      (3,004,437)             --      76,302
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...       3,577,655        (698,296)        692,520     326,593
                                          --------------  --------------  --------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............              --              --        (692,520)         --
  From net realized gain on
   investments..........................              --              --              --          --
                                          --------------  --------------  --------------  -----------
    Total distributions.................              --              --        (692,520)         --
                                          --------------  --------------  --------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     205,795,744     202,242,623     519,274,512  33,541,834
  Decrease from capital shares
   repurchased..........................    (192,730,303)   (205,318,620)   (525,640,797) (34,956,817)
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) from capital
     share transactions.................      13,065,441      (3,075,997)     (6,366,285) (1,414,983 )
                                          --------------  --------------  --------------  -----------
Total increase (decrease) in net
 assets.................................      16,643,096      (3,774,293)     (6,366,285) (1,088,390 )
Net assets:
  Beginning of year.....................      11,010,025      32,616,891      31,587,731   7,327,351
                                          --------------  --------------  --------------  -----------
  End of period.........................  $   27,653,121  $   28,842,598  $   25,221,446  $6,238,961
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------
   * *Includes undistributed net
   investment income (loss) of:.........  $      415,452  $      190,192  $           --  $  115,166
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------

                                                         For the year ended December 31, 1998
                                                                       GT GLOBAL
                                ---------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE       VARIABLE                     VARIABLE
                                  GROWTH &       TELECOM-       EMERGING       VARIABLE       NATURAL       VARIABLE
                                   INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                    FUND           FUND           FUND           FUND          FUND           FUND
                                -------------  -------------  -------------  ------------  -------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   1,373,112  $     (37,295) $     155,846  $   103,764   $     132,404  $    (264,112)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      7,246,776      6,543,917     (4,736,195)     (73,419 )    (4,331,422)    (1,560,556)
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         23,022       (236,656)         5,583          960            (125)            --
  Net change in unrealized
   appreciation (depreciation)
   of investments.............        988,999      7,115,506        553,200      459,712        (369,811)     4,630,498
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      9,631,909     13,385,472     (4,021,566)     491,017      (4,568,954)     2,805,830
                                -------------  -------------  -------------  ------------  -------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................     (1,163,351)            --         (4,648)     (76,384 )            --             --
  From net realized gain on
   investments................       (689,824)    (5,760,403)      (832,035)          --      (1,999,188)    (6,036,407)
  In excess of net investment
   income.....................             --             --             --           --              --             --
                                -------------  -------------  -------------  ------------  -------------  -------------
    Total distributions.......     (1,853,175)    (5,760,403)      (836,683)     (76,384 )    (1,999,188)    (6,036,407)
                                -------------  -------------  -------------  ------------  -------------  -------------
Capital share transactions:
(Note 4)
  Increase from shares sold
   and reinvested.............     82,103,169     55,176,617     35,674,006    1,873,104      18,226,922     70,317,597
  Decrease from shares
   repurchased................    (84,657,906)   (61,528,494)   (41,673,104)  (4,691,541 )   (21,972,187)   (70,230,812)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............     (2,554,737)    (6,351,877)    (5,999,098)  (2,818,437 )    (3,745,265)        86,785
                                -------------  -------------  -------------  ------------  -------------  -------------
Total increase (decrease) in
 net assets...................      5,223,997      1,273,192    (10,857,347)  (2,403,804 )   (10,313,407)    (3,143,792)
Net assets:
  Beginning of year...........     50,356,264     68,186,143     16,508,757    8,745,185      16,709,007     43,976,824
                                -------------  -------------  -------------  ------------  -------------  -------------
  End of period *.............  $  55,580,261  $  69,459,335  $   5,651,410  $ 6,341,381   $   6,395,600  $  40,833,032
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------
   *Includes undistributed net
   investment income (loss)
   of:........................  $     721,621  $          --  $      76,434  $   104,883   $     111,308  $          --
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------


                                   VARIABLE
                                     NEW           VARIABLE         MONEY         VARIABLE
                                   PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                     FUND            FUND            FUND           FUND
                                --------------  --------------  --------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $      308,371  $      121,528  $    1,506,185  $     104,596
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      (3,607,110)      8,721,640              --        356,679
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        (105,425)          3,427              --        (47,735)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............       2,848,653        (865,332)             --        137,293
                                --------------  --------------  --------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............        (555,511)      7,981,263       1,506,185        550,833
                                --------------  --------------  --------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................        (351,881)        (60,959)     (1,506,185)       (56,951)
  From net realized gain on
   investments................              --      (3,918,823)             --       (471,250)
  In excess of net investment
   income.....................              --              --              --             --
                                --------------  --------------  --------------  -------------
    Total distributions.......        (351,881)     (3,979,782)     (1,506,185)      (528,201)
                                --------------  --------------  --------------  -------------
Capital share transactions:
(Note 4)
  Increase from shares sold
   and reinvested.............     174,054,677     354,305,731     727,175,801     79,400,263
  Decrease from shares
   repurchased................    (178,627,344)   (353,100,071)   (722,552,277)   (78,024,723)
                                --------------  --------------  --------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      (4,572,667)      1,205,660       4,623,524      1,375,540
                                --------------  --------------  --------------  -------------
Total increase (decrease) in
 net assets...................      (5,480,059)      5,207,141       4,623,524      1,398,172
Net assets:
  Beginning of year...........      16,490,084      27,409,750      26,964,207      5,929,179
                                --------------  --------------  --------------  -------------
  End of period *.............  $   11,010,025  $   32,616,891  $   31,587,731  $   7,327,351
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------
   *Includes undistributed net
   investment income (loss)
   of:........................  $      239,972  $      121,518  $           --         80,404
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------

                       See Notes to Financial Statements

                                      F59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                    VARIABLE STRATEGIC INCOME FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   12.39     $   13.39     $   13.38     $   11.86     $   10.82     $   14.57
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........         0.43          0.97(a)       1.00(b)       0.95(c)       1.07(d)       1.71(e)
  Net realized and unrealized gain
   (loss) on investments................        (0.72)        (1.05)        (0.07)         1.50          0.93         (4.17)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................        (0.29)        (0.08)         0.93          2.45          2.00         (2.46)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............        (0.45)        (0.92)        (0.92)        (0.85)        (0.96)        (0.79)
  From net realized gain on
   investments..........................           --            --            --         (0.08)           --         (0.45)
  In excess of net investment income....           --            --            --            --            --            --
  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --
  Return of capital.....................           --            --            --            --            --         (0.05)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................        (0.45)        (0.92)        (0.92)        (0.93)        (0.96)        (1.29)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   11.65     $   12.39     $   13.39     $   13.38     $   11.86     $   10.82
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        (2.40)%       (0.61)%        7.14%        21.58%        19.50%       (17.09)%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  16,547     $  22,022     $  28,497     $  31,718     $  25,345     $  23,367
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         6.80%         7.16%         7.20%         7.74%         9.59%         7.58%
  Without reimbursement +...............         6.62%         6.97%         7.03%         7.59%         9.35%         7.43%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.02%         1.00%         0.90%         0.99%         1.00%         1.00%
  Without reimbursement +...............         1.19%         1.19%         1.07%         1.14%         1.24%         1.15%
Ratio of interest expense to average net
 assets +...............................         0.18%         0.16%           --%           --%           --%           --%
Portfolio turnover......................          121%          282%          185%          210%          193%          313%

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                      VARIABLE LATIN AMERICA FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    9.61     $   16.95     $   14.80     $   12.42     $   19.17     $   17.68
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........         0.16          0.39(a)       0.24(b)       0.27(c)       0.51(d)       0.11(e)
  Net realized and unrealized gain
   (loss) on investments................         2.92         (7.36)         1.91          2.49         (5.10)         1.49
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................         3.08         (6.97)         2.15          2.76         (4.59)         1.60
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............           --         (0.25)           --         (0.37)        (0.16)        (0.04)
  From net realized gain on
   investments..........................           --         (0.12)           --            --         (2.00)        (0.07)
  In excess of net investment income....           --            --            --         (0.01)           --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................           --         (0.37)           --         (0.38)        (2.16)        (0.11)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   12.69     $    9.61     $   16.95     $   14.80     $   12.42     $   19.17
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        32.05%       (41.71)%       14.53%        22.48%       (24.14)%        9.14%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  12,075     $   9,935     $  28,786     $  22,928     $  19,771     $  26,631
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         2.54%         1.97%         1.36%         1.94%         4.43%         0.82%
  Without reimbursement +...............         2.14%         1.70%         1.21%         1.69%         3.92%         0.49%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.25%         1.25%         1.25%         1.17%         1.18%         1.25%
  Without reimbursement +...............         1.65%         1.52%         1.40%         1.42%         1.69%         1.58%
Ratio of interest expense to average net
 assets +...............................         0.09%         0.14%           --%           --%           --%           --%
Portfolio turnover......................           23%           43%          141%          102%          140%          185%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.05 for the Variable Global Government Income Fund, $0.04 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund and $0.01 for the Variable Telecommunications Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

                       See Notes to Financial Statements

                                      F60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.91     $   11.17     $   11.43     $   11.51     $   10.63     $   12.53
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........         0.28          0.67(a)       0.82(b)       0.72(c)       0.79(d)       0.77(e)
  Net realized and unrealized gain
   (loss) on investments................        (1.16)         0.71         (0.34)        (0.06)         0.84         (1.85)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................        (0.88)         1.38          0.48          0.66          1.63         (1.08)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............        (0.16)        (0.62)        (0.74)        (0.74)        (0.75)        (0.73)
  From net realized gain on
   investments..........................           --            --            --            --            --            --
  In excess of net investment income....           --         (0.02)           --            --            --            --
  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --
  Return of capital.....................           --            --            --            --            --         (0.09)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................        (0.16)        (0.64)        (0.74)        (0.74)        (0.75)        (0.82)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   10.87     $   11.91     $   11.17     $   11.43     $   11.51     $   10.63
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        (7.43)%       12.69%         4.37%         6.17%        15.85%        (8.70)%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   6,317     $   8,801     $   8,251     $  10,397     $  11,944     $   9,654
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         4.80%         5.71%         6.33%         6.32%         7.03%         6.89%
  Without reimbursement +...............         4.57%         5.28%         5.74%         5.80%         6.37%         6.21%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.00%         1.00%         0.95%         0.95%         1.00%         1.00%
  Without reimbursement +...............         1.24%         1.43%         1.54%         1.47%         1.66%         1.68%
Ratio of interest expense to average net
 assets +...............................           --%         0.07%           --%           --%           --%           --%
Portfolio turnover......................           53%          224%          235%          235%          394%          350%

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------

                                                                 VARIABLE U.S. GOVERNMENT INCOME FUND
                                          -----------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------

                                              1999           1998          1997          1996          1995          1994

                                          -------------   -----------   -----------   -----------   -----------   -----------

Per Share Operating Performance:
Net asset value, beginning of period....    $   12.11     $   11.70     $   11.41     $   11.74     $   10.79     $   12.23

                                          -------------   -----------   -----------   -----------   -----------   -----------

  Net investment income (loss)..........         0.34          0.63(a)       0.63(b)       0.60(c)       0.62(d)       0.63(e)

  Net realized and unrealized gain
   (loss) on investments................        (0.70)         0.40          0.29         (0.35)         0.93         (1.39)

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) resulting
     from operations....................        (0.36)         1.03          0.92          0.25          1.55         (0.76)

                                          -------------   -----------   -----------   -----------   -----------   -----------

Distributions to shareholders:
  From net investment income............        (0.32)        (0.62)        (0.54)        (0.58)        (0.60)        (0.62)

  From net realized gain on
   investments..........................           --            --         (0.09)           --            --         (0.06)

  In excess of net investment income....           --            --            --            --            --            --

  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --

  Return of capital.....................           --            --            --            --            --            --

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Total distributions.................        (0.32)        (0.62)        (0.63)        (0.58)        (0.60)        (0.68)

                                          -------------   -----------   -----------   -----------   -----------   -----------

Net asset value, end of period..........    $   11.43     $   12.11     $   11.70     $   11.41     $   11.74     $   10.79

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Total investment return (f).............        (3.06)%        9.06%         8.30%         2.23%        14.73%        (6.27)%

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   5,714     $   7,381     $   7,373     $   5,483     $   5,992     $   2,415

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         5.26%         5.17%         5.54%         5.24%         5.43%         5.53%

  Without reimbursement +...............         5.26%         4.85%         4.92%         4.49%         3.87%         1.29%

Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.00%         1.00%         1.00%         1.00%         1.00%         0.38%

  Without reimbursement +...............         1.00%         1.32%         1.62%         1.75%         2.56%         4.63%

Ratio of interest expense to average net
 assets +...............................         0.01%         0.07%           --%           --%           --%           --%

Portfolio turnover......................           12%          231%          143%           49%          186%           34%


--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                     VARIABLE GROWTH & INCOME FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   21.51     $   18.60     $   16.51     $   14.57     $   12.99     $   13.77
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........         0.31          0.53(a)       0.41(b)       0.53(c)       0.52(d)       0.46(e)
  Net realized and unrealized gain
   (loss) on investments................        (0.93)         3.08          2.23          1.81          1.46         (0.85)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................        (0.62)         3.61          2.64          2.34          1.98         (0.39)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............        (0.20)        (0.44)        (0.51)        (0.35)        (0.40)        (0.39)
  From net realized gain on
   investments..........................           --         (0.26)        (0.04)        (0.05)           --            --
  In excess of net investment income....           --            --            --            --            --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................        (0.20)        (0.70)        (0.55)        (0.40)        (0.40)        (0.39)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   20.69     $   21.51     $   18.60     $   16.51     $   14.57     $   12.99
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        (3.13)%       19.60%        16.22%        16.33%        15.49%        (2.85)%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  48,268     $  55,580     $  50,356     $  36,433     $  30,565     $  25,580
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         2.63%         2.53%         2.86%         3.58%         3.87%         3.69%
  Without reimbursement +...............         2.63%         2.53%         2.72%         3.48%         3.66%         3.45%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.23%         1.22%         1.13%         1.20%         1.23%         1.25%
  Without reimbursement +...............         1.23%         1.22%         1.27%         1.30%         1.44%         1.49%
Ratio of interest expense to average net
 assets +...............................         0.02%         0.04%           --%           --%           --%           --%
Portfolio turnover......................           33%           72%           60%           57%           73%           53%

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------

                                                                   VARIABLE TELECOMMUNICATIONS FUND
                                          -----------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------

                                              1999           1998          1997          1996          1995          1994

                                          -------------   -----------   -----------   -----------   -----------   -----------

Per Share Operating Performance:
Net asset value, beginning of period....    $   20.66     $   18.40     $   18.14     $   16.87     $   13.98     $   13.07

                                          -------------   -----------   -----------   -----------   -----------   -----------

  Net investment income (loss)..........        (0.06)        (0.01) (a)     (0.02)       (0.05)         0.02(d)       0.01(e)

  Net realized and unrealized gain
   (loss) on investments................         5.22          3.99          2.59          3.31          3.26          0.92

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) resulting
     from operations....................         5.16          3.98          2.57          3.26          3.28          0.93

                                          -------------   -----------   -----------   -----------   -----------   -----------

Distributions to shareholders:
  From net investment income............           --            --            --         (0.02)        (0.03)        (0.02)

  From net realized gain on
   investments..........................           --         (1.72)        (2.31)        (1.97)        (0.36)           --

  In excess of net investment income....           --            --            --            --            --            --

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Total distributions.................           --         (1.72)        (2.31)        (1.99)        (0.39)        (0.02)

                                          -------------   -----------   -----------   -----------   -----------   -----------

Net asset value, end of period..........    $   25.82     $   20.66     $   18.40     $   18.14     $   16.87     $   13.98

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Total investment return (f).............        24.98%        22.11%        14.56%        19.34%        23.66%         7.15%

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  73,702     $  69,459     $  68,186     $  63,258     $  50,778     $  36,029

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....        (0.50)%       (0.04)%       (0.10)%       (0.26)%        0.16%         0.31%

  Without reimbursement +...............        (0.50)%       (0.05)%       (0.15)%       (0.31)%        0.10%         0.07%

Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.22%         1.16%         1.11%         1.12%         1.20%         1.25%

  Without reimbursement +...............         1.22%         1.17%         1.16%         1.17%         1.26%         1.49%

Ratio of interest expense to average net
 assets +...............................         0.01%         0.01%           --%           --%           --%           --%

Portfolio turnover......................           82%           73%           91%           77%           70%           81%


------------------------

 (f) Total returns do not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown. Total returns are not annualized for periods less than one year.
 (g) For periods ended prior to June 30, 1999 ratios may include expense reductions.
  +  Annualized for periods less than one year.

                       See Notes to Financial Statements

                                      F61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                 GT GLOBAL
                                          ---------------------------------------------------------------------------------------
                                                                      VARIABLE EMERGING MARKETS FUND
                                          ---------------------------------------------------------------------------------------
                                                                                                                   JULY 5, 1994
                                                                                                                   (COMMENCEMENT
                                           SIX MONTHS                                                                   OF
                                              ENDED                      YEAR ENDED DECEMBER 31,                  OPERATIONS) TO
                                            JUNE 30,      -----------------------------------------------------    DECEMBER 31,
                                              1999           1998          1997          1996          1995            1994
                                          -------------   -----------   -----------   -----------   -----------   ---------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    6.69     $   11.57     $   14.26     $   10.88     $   11.89         $   12.00
                                          -------------   -----------   -----------   -----------   -----------   ---------------
  Net investment income (loss)..........         0.06*         0.27(a)       0.15(b)       0.11(c)       0.14(d)           0.07(e)
  Net realized and unrealized gain
   (loss) on investments................         2.00         (4.34)        (1.89)         3.27         (1.04)            (0.05)
                                          -------------   -----------   -----------   -----------   -----------   ---------------
    Net increase (decrease) resulting
     from operations....................         2.06         (4.07)        (1.74)         3.38         (0.90)             0.02
                                          -------------   -----------   -----------   -----------   -----------   ---------------
Distributions to shareholders:
  From net investment income............           --            --         (0.06)           --         (0.09)            (0.07)
  From net realized gain on
   investments..........................           --         (0.81)        (0.89)           --            --                --
  In excess of net investment income....           --            --            --            --            --                --
  In excess of net realized gain on
   investments..........................           --            --            --            --            --             (0.06)
  Return of capital.....................           --            --            --            --         (0.02)               --
                                          -------------   -----------   -----------   -----------   -----------   ---------------
    Total distributions.................           --         (0.81)        (0.95)           --         (0.11)            (0.13)
                                          -------------   -----------   -----------   -----------   -----------   ---------------
Net asset value, end of period..........    $    8.75     $    6.69     $   11.57     $   14.26     $   10.88         $   11.89
                                          -------------   -----------   -----------   -----------   -----------   ---------------
                                          -------------   -----------   -----------   -----------   -----------   ---------------
Total investment return (f).............        30.79%       (36.90)%      (13.76)%       31.07%        (7.54)%            0.12%
                                          -------------   -----------   -----------   -----------   -----------   ---------------
                                          -------------   -----------   -----------   -----------   -----------   ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   9,682     $   5,651     $  16,509     $  17,604     $   8,983         $   7,267
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         1.66%         1.61%         1.05%         0.89%         1.55%             4.10%
  Without reimbursement +...............         1.06%         0.72%         0.78%         0.39%         0.51%            (0.20)%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.27%         1.23%         1.22%         1.18%         1.18%             0.00%
  Without reimbursement +...............         1.87%         2.12%         1.49%         1.68%         2.22%             4.30%
Ratio of interest expense to average net
 assets +...............................         0.25%         0.17%           --%           --%           --%               --%
Portfolio turnover......................           96%          110%          212%          216%          210%              117%

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                         VARIABLE AMERICA FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   20.15     $   21.68     $   19.71     $   19.46     $   15.81     $   13.75
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........        (0.05)        (0.13)        (0.07)         0.12(c)       0.21(d)       0.48(e)
  Net realized and unrealized gain
   (loss) on investments................         3.58          1.80          2.88          3.18          3.80          2.08
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................         3.53          1.67          2.81          3.30          4.01          2.56
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............           --            --         (0.09)        (0.30)        (0.07)        (0.50)
  From net realized gain on
   investments..........................           --         (3.20)        (0.75)        (2.75)        (0.29)           --
  In excess of net investment income....           --            --            --            --            --            --
  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --
  Return of capital.....................           --            --            --            --            --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................           --         (3.20)        (0.84)        (3.05)        (0.36)        (0.50)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   23.68     $   20.15     $   21.68     $   19.71     $   19.46     $   15.81
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        17.52%         8.09%        14.88%        18.55%        25.37%        18.88%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  38,803     $  40,833     $  43,977     $  41,647     $  37,643     $  15,257
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....        (0.44)%       (0.59)%       (0.35)%        0.52%         1.66%         1.83%
  Without reimbursement +...............        (0.44)%       (0.59)%       (0.42)%        0.46%         1.60%         0.76%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         0.91%         0.95%         0.91%         0.95%         1.00%         0.98%
  Without reimbursement +...............         0.91%         0.95%         0.98%         1.01%         1.06%         2.05%
Ratio of interest expense to average net
 assets +...............................           --%         0.08%           --%           --%           --%           --%
Portfolio turnover......................          114%          181%          210%          248%           79%          139%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.08 for the Variable Emerging Markets Fund, $0.09 for the Variable Infrastructure Fund, $0.04 for the Variable Natural Resources Fund, $0.05 for the Variable New Pacific Fund and $0.01 for the Variable Europe Fund (Note
     2).
 (b) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

                       See Notes to Financial Statements

                                      F62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                          GT GLOBAL
                                          -------------------------------------------------------------------------
                                                                VARIABLE INFRASTRUCTURE FUND
                                          -------------------------------------------------------------------------
                                                                                                      JANUARY 31,
                                                                                                         1995
                                                                                                     (COMMENCEMENT
                                           SIX MONTHS                   YEAR ENDED                        OF
                                              ENDED                    DECEMBER 31,                 OPERATIONS) TO
                                            JUNE 30,      ---------------------------------------    DECEMBER 31,
                                              1999           1998          1997          1996            1995
                                          -------------   -----------   -----------   -----------   ---------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   17.26     $   16.35     $   16.47     $   13.27         $   12.00
                                          -------------   -----------   -----------   -----------   ---------------
  Net investment income (loss)..........         0.17          0.31(a)       0.12(b)       0.11(c)           0.07(d)
  Net realized and unrealized gain
   (loss) on investments................         1.10          0.77          0.74          3.19              1.20
                                          -------------   -----------   -----------   -----------   ---------------
    Net increase resulting from
     operations.........................         1.27          1.08          0.86          3.30              1.27
                                          -------------   -----------   -----------   -----------   ---------------
Distributions to shareholders:
  From net investment income............           --         (0.17)        (0.10)        (0.03)               --
  From net realized gain on
   investments..........................           --            --         (0.88)        (0.07)               --
  In excess of net investment income....           --            --            --            --                --
  In excess of net realized gain on
   investments..........................           --            --            --            --                --
  Return of capital.....................           --            --            --            --                --
                                          -------------   -----------   -----------   -----------   ---------------
    Total distributions.................           --         (0.17)        (0.98)        (0.10)               --
                                          -------------   -----------   -----------   -----------   ---------------
Net asset value, end of period..........    $   18.53     $   17.26     $   16.35     $   16.47         $   13.27
                                          -------------   -----------   -----------   -----------   ---------------
                                          -------------   -----------   -----------   -----------   ---------------
Total investment return (f).............         7.61%         6.58%         5.00%        24.88%            10.58%
                                          -------------   -----------   -----------   -----------   ---------------
                                          -------------   -----------   -----------   -----------   ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   5,479     $   6,341     $   8,745     $   6,054         $   1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         1.04%         1.37%         0.99%         1.35%             1.24%
  Without reimbursement +...............         0.64%         0.94%         0.68%         0.03%            (6.11)%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.25%         1.25%         1.18%         1.21%             1.22%
  Without reimbursement +...............         1.65%         1.68%         1.49%         2.53%             8.57%
Ratio of interest expense to average net
 assets +...............................           --%           --%           --%           --%               --%
Portfolio turnover......................           16%          110%           46%           76%               38%


                                                                            GT GLOBAL
                                          ------------------------------------------------------------------------------

                                                                 VARIABLE NATURAL RESOURCES FUND
                                          ------------------------------------------------------------------------------

                                                                                                        JANUARY 31, 1995

                                            SIX MONTHS                     YEAR ENDED                   (COMMENCEMENT OF

                                              ENDED                       DECEMBER 31,                   OPERATIONS) TO

                                             JUNE 30,      ------------------------------------------     DECEMBER 31,

                                               1999            1998           1997           1996             1995

                                          --------------   ------------   ------------   ------------   ----------------

Per Share Operating Performance:
Net asset value, beginning of period....    $   10.90      $   20.20      $   20.98      $   13.88          $   12.00

                                          --------------   ------------   ------------   ------------   ----------------

  Net investment income (loss)..........         0.06           0.23(a)       (0.03) (b)     (0.06) (c)          0.73(d)

  Net realized and unrealized gain
   (loss) on investments................         1.65          (6.38)          0.18           7.16               1.91

                                          --------------   ------------   ------------   ------------   ----------------

    Net increase resulting from
     operations.........................         1.71          (6.15)          0.15           7.10               2.64

                                          --------------   ------------   ------------   ------------   ----------------

Distributions to shareholders:
  From net investment income............           --             --             --             --              (0.71)

  From net realized gain on
   investments..........................           --          (3.15)         (0.93)            --                 --

  In excess of net investment income....           --             --             --             --                 --

  In excess of net realized gain on
   investments..........................           --             --             --             --              (0.05)

  Return of capital.....................           --             --             --             --                 --

                                          --------------   ------------   ------------   ------------   ----------------

    Total distributions.................           --          (3.15)         (0.93)            --              (0.76)

                                          --------------   ------------   ------------   ------------   ----------------

Net asset value, end of period..........    $   12.61      $   10.90      $   20.20      $   20.98          $   13.88

                                          --------------   ------------   ------------   ------------   ----------------

                                          --------------   ------------   ------------   ------------   ----------------

Total investment return (f).............        15.69%        (33.01)%         1.29%         51.15%             22.20%

                                          --------------   ------------   ------------   ------------   ----------------

                                          --------------   ------------   ------------   ------------   ----------------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   7,501      $   6,396      $  16,709      $  16,308          $   1,365

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         1.14%          1.22%         (0.16)%        (0.60)%            10.87%

  Without reimbursement +...............         0.61%          0.97%         (0.38)%        (1.30)%             2.94%

Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.25%          1.24%          1.20%          1.19%              1.14%

  Without reimbursement +...............         1.78%          1.49%          1.42%          1.89%              9.07%

Ratio of interest expense to average net
 assets +...............................         0.10%          0.04%            --%            --%                --%

Portfolio turnover......................           93%           305%           315%           199%               875%


--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                       VARIABLE NEW PACIFIC FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.72     $   10.50     $   18.02     $   13.92     $   14.01     $   16.07
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income (loss)..........         0.11*         0.27(a)       0.26(b)       0.13(c)       0.20(d)       0.08(e)
  Net realized and unrealized gain
   (loss) on investments................         1.37         (1.80)        (7.61)         4.16         (0.23)        (2.08)
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) resulting
     from operations....................         1.48         (1.53)        (7.35)         4.29         (0.03)        (2.00)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............           --         (0.25)        (0.10)        (0.19)        (0.06)        (0.06)
  From net realized gain on
   investments..........................           --            --         (0.07)           --            --            --
  In excess of net investment income....           --            --            --            --            --            --
  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --
  Return of capital.....................           --            --            --            --            --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................           --         (0.25)        (0.17)        (0.19)        (0.06)        (0.06)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $   10.20     $    8.72     $   10.50     $   18.02     $   13.92     $   14.01
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............        16.97%       (14.54)%      (41.11)%       30.97%        (0.21)%      (12.47)%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  27,653     $  11,010     $  16,490     $  32,670     $  23,025     $  19,391
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         2.53%         2.38%         1.50%         0.88%         1.27%         0.83%
  Without reimbursement +...............         2.36%         1.85%         1.16%         0.60%         1.74%         0.48%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.25%         1.23%         1.09%         1.12%         1.14%         1.25%
  Without reimbursement +...............         1.42%         1.76%         1.43%         1.40%         1.61%         1.60%
Ratio of interest expense to average net
 assets +...............................         0.13%         0.02%           --%           --%           --%           --%
Portfolio turnover......................          128%          102%           93%           70%           67%           30%

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------

                                                                         VARIABLE EUROPE FUND
                                          -----------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------

                                              1999           1998          1997          1996          1995          1994

                                          -------------   -----------   -----------   -----------   -----------   -----------

Per Share Operating Performance:
Net asset value, beginning of period....    $   23.32     $   22.52     $   21.34     $   16.52     $   15.22     $   15.33

                                          -------------   -----------   -----------   -----------   -----------   -----------

  Net investment income (loss)..........         0.06          0.08(a)       0.05(b)       0.05(c)       0.18(d)       0.16(e)

  Net realized and unrealized gain
   (loss) on investments................        (1.49)         3.74          3.10          4.93          1.28         (0.25)

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) resulting
     from operations....................        (1.43)         3.82          3.15          4.98          1.46         (0.09)

                                          -------------   -----------   -----------   -----------   -----------   -----------

Distributions to shareholders:
  From net investment income............           --         (0.05)        (0.06)        (0.16)        (0.16)           --

  From net realized gain on
   investments..........................           --         (2.97)        (1.91)           --            --         (0.02)

  In excess of net investment income....           --            --            --            --            --            --

  In excess of net realized gain on
   investments..........................           --            --            --            --            --            --

  Return of capital.....................           --            --            --            --            --            --

                                          -------------   -----------   -----------   -----------   -----------   -----------

    Total distributions.................           --         (3.02)        (1.97)        (0.16)        (0.16)        (0.02)

                                          -------------   -----------   -----------   -----------   -----------   -----------

Net asset value, end of period..........    $   21.89     $   23.32     $   22.52     $   21.34     $   16.52     $   15.22

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Total investment return (f).............        (6.05)%       15.98%        15.15%        30.25%         9.66%        (0.59)%

                                          -------------   -----------   -----------   -----------   -----------   -----------

                                          -------------   -----------   -----------   -----------   -----------   -----------

Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  28,843     $  32,617     $  27,410     $  24,537     $  15,641     $  15,020

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement (Note 2) (g) +.....         0.50%         0.34%         0.22%         0.36%         1.12%         1.48%

  Without reimbursement +...............         0.44%         0.30%         0.01%         0.09%         0.60%         1.07%

Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         1.26%         1.23%         1.20%         1.20%         1.20%         1.25%

  Without reimbursement +...............         1.33%         1.27%         1.41%         1.47%         1.72%         1.66%

Ratio of interest expense to average net
 assets +...............................         0.10%         0.32%           --%           --%           --%           --%

Portfolio turnover......................           69%          107%          117%           56%          123%           61%


------------------------

 (f) Total returns do not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown. Total returns are not annualized for periods of less than one year.
 (g) For periods ended prior to June 30, 1999 ratios may include expense reductions.
  +  Annualized for periods less than one year.
  *  Calculated based on average shares outstanding during the period.

                       See Notes to Financial Statements

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                                                           MONEY MARKET FUND
                                          -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -------------------------------------------------------------------
                                              1999           1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                          -------------   -----------   -----------   -----------   -----------   -----------
  Net investment income.................         0.02          0.05(a)       0.05(b)       0.05(c)       0.05(d)       0.03(e)
  Net realized and unrealized gain on
   investments..........................           --            --            --            --            --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Net increase resulting from
     operations.........................         0.02          0.05          0.05          0.05          0.05          0.03
                                          -------------   -----------   -----------   -----------   -----------   -----------
Distributions to shareholders:
  From net investment income............        (0.02)        (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
  From net realized gain on
   investments..........................           --            --            --            --            --            --
                                          -------------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................        (0.02)        (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Total investment return (f).............         2.04%         5.22%         4.96%         4.75%         5.26%         3.48%
                                          -------------   -----------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  25,221     $  31,588     $  26,964     $  19,794     $  14,891     $  19,474
Ratio of net investment income to
 average net assets:
  With reimbursement (Note 2) (g) +.....         4.07%         4.70%         4.77%         4.67%         5.15%         3.70%
  Without reimbursement +...............         4.07%         4.70%         4.73%         4.57%         4.85%         3.64%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement (Note 2) (g) +.....         0.73%         0.73%         0.75%         0.75%         0.75%         0.75%
  Without reimbursement +...............         0.73%         0.73%         0.79%         0.85%         1.05%         0.81%
Ratio of interest expense to average net
 assets +...............................          N/A           N/A           N/A           N/A           N/A           N/A
Portfolio turnover......................          N/A           N/A           N/A           N/A           N/A           N/A

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                     ----------------------------------------------------------------------------------------------
                                                                      VARIABLE INTERNATIONAL FUND
                                     ----------------------------------------------------------------------------------------------
                                                                                                                     JULY 5, 1994
                                                                                                                     (COMMENCEMENT
                                      SIX MONTHS                                                                          OF
                                         ENDED                        YEAR ENDED DECEMBER 31,                       OPERATIONS) TO
                                       JUNE 30,      ----------------------------------------------------------      DECEMBER 31,
                                         1999            1998            1997           1996           1995              1994
                                     -------------   -------------   ------------   ------------   ------------     ---------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................    $   11.87     $   12.72       $   11.91      $   11.01      $   11.25          $   12.00
                                     -------------   -------------   ------------   ------------   ------------     ---------------
  Net investment income (loss).....         0.08*         0.10 * (a       0.15(b)        0.05(c)        0.09(d)            0.06(e)
  Net realized and unrealized gain
   (loss) on investments...........         0.52         (0.11)           0.68           0.89          (0.22)             (0.76)
                                     -------------   -------------   ------------   ------------   ------------     ---------------
    Net increase (decrease)
     resulting from operations.....         0.60         (0.01)           0.83           0.94          (0.13)             (0.70)
                                     -------------   -------------   ------------   ------------   ------------     ---------------
Distributions to shareholders:
  From net investment income.......           --         (0.09)          (0.02)            --          (0.09)             (0.05)
  From net realized gain on
   investments.....................           --         (0.75)             --          (0.04)         (0.02)                --
                                     -------------   -------------   ------------   ------------   ------------     ---------------
    Total distributions............           --         (0.84)          (0.02)         (0.04)         (0.11)             (0.05)
                                     -------------   -------------   ------------   ------------   ------------     ---------------
Net asset value, end of period.....    $   12.47     $   11.87       $   12.72      $   11.91      $   11.01          $   11.25
                                     -------------   -------------   ------------   ------------   ------------     ---------------
                                     -------------   -------------   ------------   ------------   ------------     ---------------
Total investment return (f)........         4.72%        (0.64)%          6.93%          8.52%         (1.14)%            (5.81)%
                                     -------------   -------------   ------------   ------------   ------------     ---------------
                                     -------------   -------------   ------------   ------------   ------------     ---------------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................    $   6,239     $   7,327       $   5,929      $   4,782      $   3,663          $   2,229
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement (Note 2) (g)
   +...............................         1.31%         1.64%           1.22%          0.48%          0.93%              3.33%
  Without reimbursement +..........         1.20%         0.56%           0.05%         (0.86)%        (1.35)%            (2.56)%
Ratio of expenses to average net
 assets excluding interest expense:
  With reimbursement (Note 2) (g)
   +...............................         1.25%         1.25%           1.14%          1.15%          1.25%              0.69%
  Without reimbursement +..........         1.35%         2.33%           2.31%          2.49%          3.53%              6.58%
Ratio of interest expense to
 average net assets +..............         0.07%         0.09%             --%            --%            --%                --%
Portfolio turnover.................           41%          105%            112%            92%           107%                17%

------------------------

  *  Calculated based upon average shares outstanding during the period.
 (a) Includes reimbursement of Fund operating expenses of $0.09 for the Variable International Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.06 for the Variable International Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.14 for the Variable International Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.22 for the Variable International Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.11 for the Variable International Fund (Note 2).
 (f) Total returns do not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown. Total returns are not annualized for periods less than one year.
 (g) For periods ended prior to June 30, 1999 ratios may include expense reductions.
N/A  Not applicable.
  +  Annualized for periods less than one year.

                       See Notes to Financial Statements

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust (the "Trusts") are each organized as a Delaware business trust. The Trusts are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five series of shares of beneficial interest: GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine series of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The series of shares of beneficial interest for the two trusts are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange or on the Nasdaq National Market System in which such securities are primarily traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.

Long-term debt obligations are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when
A I M Advisors, Inc. (the "Manager") deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, each of the Trusts' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, each Trusts' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to 102% of the sales price of the repurchase agreement.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statements of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a specified identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carry-forwards as of December 31, 1998.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
Variable Strategic Income...................................      972,721       2006
Variable Global Government Income...........................      353,306       2002
Variable Latin America......................................    3,071,451       2006
Variable Emerging Markets...................................    4,606,893       2006
Variable Infrastructure.....................................      277,239       2006
Variable Natural Resources..................................    4,305,511       2006
Variable America............................................    1,644,845       2006
Variable New Pacific........................................    4,172,104       2006
Money Market................................................          144       2006

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(N) PORTFOLIO SECURITIES LOANED
At June 30, 1999, securities with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                              SIX
                                                                                             MONTHS
                                                                                             ENDED
                                                                                            JUNE 30,
                                                                     JUNE 30, 1999            1999
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $  156,805      $  164,812  $ 1,338
Variable Global Government Income Fund......................       120,217         126,356      871
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................       258,758         281,961    4,958
Variable Growth & Income Fund...............................       856,774         908,593    4,046
Variable Telecommunications Fund............................     9,512,674       9,522,340   27,673
Variable Emerging Markets Fund..............................       167,895         174,894      727
Variable Infrastructure Fund................................        55,681          58,835      183
Variable Natural Resources Fund.............................            --              --       53
Variable America Fund.......................................       377,775         379,662    6,824
Variable New Pacific Fund...................................       224,546         236,141    2,099
Variable Europe Fund........................................       651,131         623,182    7,629
Money Market Fund...........................................            --              --       --
Variable International Fund.................................       170,739          80,455      716

For international securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(O) LINE OF CREDIT
The Funds, along with certain other funds advised and/or administered by the Manager, have a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Funds and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. Effective May 28, 1999, the above lines of credit were superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds managed by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. On June 30, 1999, there were no outstanding loan balances.

For the six months ended June 30, 1999, the weighted average outstanding daily balance of bank loans, the weighted average interest rate, interest expense for loans and other interest expense are as follows:

                                                                                           SIX MONTHS ENDED JUNE 30, 1999
                                                                                    --------------------------------------------
                                                                                      AVERAGE     AVERAGE
                                                                                    OUTSTANDING    DAILY
                                                                                       DAILY      INTEREST   INTEREST    OTHER
GT GLOBAL                                                                             BALANCE       RATE     EXPENSE    INTEREST
----------------------------------------------------------------------------------  -----------   --------   --------   --------
Variable Strategic Income Fund....................................................  $   22,099      5.69%    $   632    $16,373
Variable Global Government Income Fund............................................          --         --         --         --
Variable U.S. Government Income Fund..............................................      11,613      5.53%        323         --
Variable Latin America Fund.......................................................     163,034      5.34%      4,377         --
Variable Growth & Income Fund.....................................................     161,453      5.49%      4,543         --
Variable Telecommunications Fund..................................................     159,260      5.53%      4,428         --
Variable Emerging Markets Fund....................................................     145,431      5.49%      4,015      4,580
Variable Infrastructure Fund......................................................          --         --         --         --
Variable Natural Resources Fund...................................................     112,039      5.43%      3,059
Variable America Fund.............................................................      28,757      5.65%        817         --
Variable New Pacific Fund.........................................................     323,171      5.76%      9,354         --
Variable Europe Fund..............................................................     494,271      5.56%     13,828        238
Money Market Fund.................................................................          --         --         --         --
Variable International Fund.......................................................      78,050      5.47%      2,118         --

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager") is the Funds' investment manager and administrator. INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the investment sub-advisor for the GT Global Money Market Fund, GT Global Variable Strategic Income Fund, and GT Global Variable U.S. Government Income Fund. INVESCO Asset Management Ltd. is the investment sub-advisor for the GT Global Variable Europe Fund, GT Global Variable International Fund, GT Global Variable Latin America Fund, GT Global Variable Growth Income Fund, GT Global Variable Global Government Income Fund, and GT Global Variable Emerging Markets Fund. INVESCO Asia Ltd. is the investment sub-advisor for GT Global Variable New Pacific Fund.

The Money Market Fund pays the Manager an investment management fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Trusts and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc., is the principal underwriter of the Variable Annuity Contracts. Underwriter commissions of $32,344 were retained by GT Global for the period year ended June 30, 1999.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

Each trustee who is not a director, officer or employee of the manager, sub-advisor or any affiliated company is paid an annual retainer of $2,000 by the G.T. Global Variable Investment Series and $3,000 by The G.T. Global Variable Investment Trust.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the six months ended June 30, 1999:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $4,696,219      $ 17,088,622
Variable Global Government Income Fund......................     3,187,041           553,327
Variable U.S. Government Income Fund........................       800,615                --
Variable Latin America Fund.................................            --         2,300,583
Variable Growth & Income Fund...............................     7,594,120         8,684,836
Variable Telecommunications Fund............................            --        55,928,140
Variable Emerging Markets Fund..............................     1,196,030         5,413,725
Variable Infrastructure Fund................................            --           801,756
Variable Natural Resources Fund.............................            --         5,501,164
Variable America Fund.......................................            --        41,926,910
Variable New Pacific Fund...................................            --        14,425,584
Variable Europe Fund........................................            --        17,655,379
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         1,961,315

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $6,305,768      $ 19,104,193
Variable Global Government Income Fund......................     2,737,865         2,374,470
Variable U.S. Government Income Fund........................     2,160,093                --
Variable Latin America Fund.................................            --         3,263,711
Variable Growth & Income Fund...............................     8,610,787        14,917,671
Variable Telecommunications Fund............................            --        63,781,869
Variable Emerging Markets Fund..............................     3,238,808         2,534,347
Variable Infrastructure Fund................................            --         2,064,456
Variable Natural Resources Fund.............................            --         6,029,063
Variable America Fund.......................................            --        49,180,644
Variable New Pacific Fund...................................            --        16,019,795
Variable Europe Fund........................................            --        28,391,985
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         2,366,256

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At June 30, 1999, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                     SIX MONTHS ENDED                     YEAR ENDED
                                                                       JUNE 30, 1999                  DECEMBER 31, 1998
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         635,561  $     7,555,842        1,816,625  $    23,767,440
Shares issued in connection with reinvestment of
  distributions.............................................          58,199          700,910          136,638        1,758,665
                                                              --------------  ---------------  ---------------  ---------------
                                                                     695,760        8,256,752        1,953,263       25,526,105
Shares repurchased..........................................      (1,051,143)     (12,563,008)      (2,303,971)     (30,081,222)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (357,383) $    (4,306,256)        (350,708) $    (4,555,117)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         542,193  $     6,389,607        1,715,212  $    20,223,251
Shares issued in connection with reinvestment of
  distributions.............................................           9,997          115,643           41,526          475,583
                                                              --------------  ---------------  ---------------  ---------------
                                                                     552,190        6,505,250        1,756,738       20,698,834
Shares repurchased..........................................        (709,811)      (8,288,952)      (1,756,512)     (20,697,844)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (157,621) $    (1,783,702)             226  $           990
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         146,457  $     1,739,591        1,208,175  $    14,490,714
Shares issued in connection with reinvestment of
  distributions.............................................          15,244          179,356           31,559          375,753
                                                              --------------  ---------------  ---------------  ---------------
                                                                     161,701        1,918,947        1,239,734       14,866,467
Shares repurchased..........................................        (271,347)      (3,190,104)      (1,259,952)     (15,145,687)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (109,646) $    (1,271,157)         (20,218) $      (279,220)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         657,736  $     7,606,524        1,541,263  $    18,118,194
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           34,214          451,963
                                                              --------------  ---------------  ---------------  ---------------
                                                                     657,736        7,606,524        1,575,477       18,570,157
Shares repurchased..........................................        (740,096)      (8,178,790)      (2,239,082)     (28,159,725)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (82,360) $      (572,266)        (663,605) $    (9,589,568)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,890,230  $    39,899,313        3,937,752  $    80,249,994
Shares issued in connection with reinvestment of
  distributions.............................................          22,239          467,607           90,392        1,853,175
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,912,469       40,366,920        4,028,144       82,103,169
Shares repurchased..........................................      (2,164,204)     (45,779,836)      (4,150,799)     (84,657,906)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (251,735) $    (5,412,916)        (122,655) $    (2,554,737)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,927,792  $    44,168,384        2,494,268  $    49,416,214
Shares issued in connection with reinvestment of
  distributions.............................................              --               --          293,286        5,760,403
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,927,792       44,168,384        2,787,554       55,176,617
Shares repurchased..........................................      (2,436,028)     (55,190,930)      (3,130,421)     (61,528,494)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (508,236) $   (11,022,546)        (342,867) $    (6,351,877)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       5,502,769  $    43,197,539        3,892,065  $    34,837,323
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           93,799          836,683
                                                              --------------  ---------------  ---------------  ---------------
                                                                   5,502,769       43,197,539        3,985,864       35,674,006
Shares repurchased..........................................      (5,241,588)     (41,129,032)      (4,568,030)     (41,673,104)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         261,181  $     2,068,507         (582,166) $    (5,999,098)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                     SIX MONTHS ENDED                     YEAR ENDED
                                                                       JUNE 30, 1999                  DECEMBER 31, 1998
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................          43,588  $       767,818          105,509  $     1,796,719
Shares issued in connection with reinvestment of
  distributions.............................................              --               --            4,325           76,385
                                                              --------------  ---------------  ---------------  ---------------
                                                                      43,588          767,818          109,834        1,873,104
Shares repurchased..........................................        (115,222)      (2,016,754)        (277,458)      (4,691,541)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (71,634) $    (1,248,936)        (167,624) $    (2,818,437)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         765,955  $     9,165,810          922,163  $    16,227,734
Shares issued in connection with reinvestment of
  distributions.............................................              --               --          153,430        1,999,188
                                                              --------------  ---------------  ---------------  ---------------
                                                                     765,955        9,165,810        1,075,593       18,226,922
Shares repurchased..........................................        (757,531)      (8,997,542)      (1,316,239)     (21,972,187)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................           8,424  $       168,268         (240,646) $    (3,745,265)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,342,443  $    28,817,014        3,186,300  $    64,281,189
Shares issued in connection with reinvestment of
  distributions.............................................              --               --          307,353        6,036,408
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,342,448       28,817,014        3,493,653       70,317,597
Shares repurchased..........................................      (1,730,415)     (36,949,264)      (3,495,956)     (70,230,812)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (387,972) $    (8,132,250)          (2,303) $        86,785
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      22,532,519  $   205,795,744       20,013,836  $   173,702,796
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           42,293          351,881
                                                              --------------  ---------------  ---------------  ---------------
                                                                  22,532,519      205,795,744       20,056,129      174,054,677
Shares repurchased..........................................     (21,084,476)    (192,730,303)     (20,363,468)    (178,627,344)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................       1,448,043  $    13,065,441         (307,339) $    (4,572,667)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       8,895,313  $   202,242,623       14,680,383  $   350,325,948
Shares issued in connection with reinvestment of
  distributions.............................................              --               --          158,305        3,979,783
                                                              --------------  ---------------  ---------------  ---------------
                                                                   8,895,313      202,242,623       14,838,688      354,305,731
Shares repurchased                                                (8,976,218)    (205,318,620)     (14,656,866)    (353,100,071)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (80,905) $    (3,075,997)         181,822  $     1,205,660
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     518,454,461  $   518,454,461      725,552,665  $   725,552,665
Shares issued in connection with reinvestment of
  distributions.............................................         820,051          820,051        1,623,136        1,623,136
                                                              --------------  ---------------  ---------------  ---------------
                                                                 519,274,512      519,274,512      727,175,801      727,175,801
Shares repurchased..........................................    (525,640,797)    (525,640,797)    (722,552,277)    (722,552,277)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................      (6,366,285) $    (6,366,285)       4,623,524  $     4,623,524
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,747,042  $    33,541,834        6,352,235  $    78,872,062
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           40,537          528,201
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,747,042       33,541,834        6,392,772       79,400,263
Shares repurchased..........................................      (2,864,059)     (34,956,817)      (6,241,572)     (78,024,723)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (117,017) $    (1,414,983)         151,200  $     1,375,540
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                              SIX MONTHS ENDED
GT GLOBAL                                                       JUNE 30, 1999
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $  501
Variable Global Government Income Fund......................           --
Variable U.S. Government Income Fund........................           14
Variable Latin America Fund.................................          128
Variable Growth & Income Fund...............................        2,538
Variable Telecommunications Fund............................          632
Variable Emerging Markets Fund..............................           --
Variable Infrastructure Fund................................          369
Variable Natural Resources Fund.............................          264
Variable America Fund.......................................           --
Variable New Pacific Fund...................................       40,674
Variable Europe Fund........................................        2,248
Variable Money Market Fund..................................           --
Variable International Fund.................................          153

The Funds received reductions in custodian fees under an expense offset arrangement. The Funds' expenses were reduced as follows under the arrangement.

Variable Strategic Income Fund..............................           --
Variable Global Government Income Fund......................           20
Variable U.S. Government Income Fund........................           --
Variable Latin America Fund.................................           --
Variable Growth & Income Fund...............................          203
Variable Telecommunications Fund............................        1,435
Variable Emerging Markets Fund..............................          740
Variable Infrastructure Fund................................           22
Variable Natural Resources Fund.............................           --
Variable America Fund.......................................          847
Variable New Pacific Fund...................................          630
Variable Europe Fund........................................           --
Variable Money Market Fund..................................        1,065
Variable International Fund.................................           23

6. INTEREST RATE SWAP AGREEMENTS
The following are open interest rate swap agreements on June 30, 1999 for Variable Strategic Income Fund:

                                                                                                       NET UNREALIZED
                                                                 EXPIRATION        NOTIONAL AMOUNT      APPRECIATION/
DESCRIPTION OF AGREEMENT                                            DATE          FUND/COUNTERPARTY    (DEPRECIATION)
------------------------------------------------------------  -----------------   -----------------   -----------------
Agreement with Citibank N.A. dated 4/27/99 to pay the             4/25/00         2,801,100 MXN            ($4,158)
 notional amount multiplied by 24.00% and to receive the                          Citibank N.A.
 notional amount multiplied by 22.10% at initiation of the
 swap contract. The receive amount is to equal the notional
 amount multiplied by the 28-day "TIIE"-Tasa de interas
 interbancaria de Equilibrio on subsequent monthly reset
 dates.

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

7. SUBSEQUENT EVENT
The Board of Trustees of GT Global Variable Investment Series and GT Global Variable Investment Trust (collectively the "GT Funds") and AIM Variable Insurance Funds, Inc. ("AVIF") unanimously approved on June 15, 1999, various Agreements and Plans of reorganization (the "Agreements") in that AVIF would acquire all of the assets and assume all of the liabilities of the following investment portfolios of the GT Funds in exchange for shares of certain investment portfolios of AVIF, as indicated (the "AVIF funds"):

GT FUNDS                                      AVIF FUNDS
--------------------------------------------  --------------------------------------------
GT Global Variable Growth & Income Fund       AIM V.I. Global Growth and Income Fund
GT Global Variable America Fund               AIM V.I. Capital Appreciation Fund
GT Global Variable International Fund         AIM V.I. International Equity Fund
GT Global Variable Europe Fund
GT Global Variable Natural Resources Fund
GT Global Variable Infrastructure Fund
GT Global Variable New Pacific Fund
GT Global Variable Latin America Fund
GT Global Variable Emerging Markets Fund
GT Global Variable Telecommunications Fund    AIM V.I. Telecommunications Fund
GT Global Variable Strategic Fund             AIM V.I. Diversified Income Fund
GT Global Variable Global Government Income
Fund
GT Global Variable U.S. Government Fund       AIM V.I. Government Securities Fund
GT Global Money Market Fund                   AIM V.I. Money Market Fund

Shareholders approved the Agreements at a Special Meeting of Shareholders held on August 25, 1999. Consummation of the Agreements is expected to occur in October, 1999.

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

--------------------------------------------------------------------------------